ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
                      $1,128,114,000 (APPROXIMATE BALANCE)     NOVEMBER 20, 2000
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C3

APPROXIMATE SECURITIES STRUCTURE:
---------------------------------
                                           EXPECTED     EXPECTED
               EXPECTED    APPROXIMATE      CREDIT      WEIGHTED     EXPECTED
                RATING     FACE/NOTIONAL   SUPPORT    AVERAGE LIFE    PAYMENT
 CLASS (a)  FITCH/MOODY'S  AMOUNT (MM)    (% OF UPB)  (YEARS) (b)   WINDOW (b)
--------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
--------------------------------------------------------------------------------
 A1            AAA/Aaa          $148.6      21.25%         5.7     01/01 - 04/10
 A2            AAA/Aaa           855.3      21.25          9.7     04/10 - 11/10
 B              AA/Aa2            54.2      17.00          9.9     11/10 - 11/10
 C               A/A2             57.4      12.50          9.9     11/10 - 11/10
 D              A-/A3             12.7      11.50          9.9     11/10 - 11/10
--------------------------------------------------------------------------------
PRIVATELY OFFERED CLASSES (c)
--------------------------------------------------------------------------------
 E             BBB/Baa2           35.1       8.75
 F             BBB-/Baa3          19.1       7.25
 G              BBB-/NR            8.0       6.63
 H              BB+/Ba1            9.9       5.85
 J              BB/Ba2            25.5       3.85
 K              BB-/Ba3            4.5       3.50
 L               B+/B1             9.6       2.75
 M               B/B2             15.9       1.50
 N               B-/B3             3.2       1.25
 O             CCC/Caa2            3.2       1.00
 P              NR/NR             12.8        --
 X(d)          AAA/Aaa         1,274.7

 S
          TOTAL SECURITIES:   $1,274.7
--------------------------------------------------------------------------------
(a) Classes A1 and A2 are expected to have fixed pass-through rates. Classes B through D are expected to have fixed pass-through rates subject to a cap equal to the weighted average Net Mortgage Pass-Through Rate.
(b) Calculated at 0% CPR, assuming no balloon payment extension and that ARD Loans pay in full on Anticipated Repayment Dates.
(c)   Not offered hereby.
(d)   Notional amount on interest only class.

KEY FEATURES:
-------------

Lead Managers:                 Deutsche Banc Alex. Brown
                               Goldman, Sachs & Co.
Originators:                   GMAC Commercial Mortgage Corporation (33.68%)
                               Archon Financial, L.P. (GSMC) (27.96%)
                               German American Capital Corporation (DB) (24.53%)
                               Residential Funding Corporation (13.83%)
Collateral:                    175 Mortgage Loans ($1,274,707,224)
Master Servicer:               GMAC Commercial Mortgage Corporation
Special Servicer:              GMAC Commercial Mortgage Corporation
Trustee:                       LaSalle National Bank Association
Launch:                        November 2000
Pricing:                       November 2000
Closing:                       December 14th, 2000
Cut-Off Date:                  December 1st and 5th
Distribution Date:             15th of each month, or following business day
                               (commencing January 16, 2001)
Payment Delay:                 15 days
ERISA Eligible:                Classes A through D are expected
                               to be ERISA eligible subject to certain
                               conditions for eligibility.
SMMEA Eligible:                Classes A1, A2, and B are
                               expected to be SMMEA securities upon
                               issuance.
Structure:                     Sequential pay
Day Count:                     30/360
Tax Treatment:                 REMIC
Rated Final Distribution Date: September 2035
Clean up Call:                 1.0%
Minimum Denominations:         Publicly Offered Classes: $25,000 & $1
Delivery:                      DTC

================================================================================

COLLATERAL FACTS:
-----------------
Cut-Off Date Loan Principal Balance:                              $1,274,707,224
Number of Mortgage Loans / Properties:                                 175 / 197
Average Mortgage Loan Cut-Off Date Balance:                           $7,284,041
Weighted Average Current Mortgage Rate:                                   8.147%
Weighted Average Loan U/W DSCR (a):                                        1.43x
Weighted Average Loan Cut-Off Date LTV Ratio (a):                         68.58%
Weighted Average Remaining Term to Maturity (months):                      119.1
Weighted Average Remaining Amortization Term (months):                     350.3
Prepayment Lockout / Defeasance as % of Total:                            97.90%
Balloon Loans as % of Total (b)                                           99.70%
Single Largest Asset as % of Total:                                       11.44%
Five Largest Assets as % of Total:                                        29.62%
Ten Largest Assets as % of Total:                                         40.75%

(a) All DSCR and LTV information presented herein is generally calculated as though any related earnout reserve had been applied to reduce or defease the primary balance of the mortgage loan.
(b) Includes ARD loans totaling $361 mm and 28.32% of the Mortgage Loan Cut-Off date balance.

TEN LARGEST LOANS OR SPONSORS:
------------------------------

LOAN OR SPONSOR                       CURRENT  % BY LOAN
(SHADOW RATING - FITCH/MOODY'S)       BALANCE   POOL UPB    LTV     DSCR   PROPERTY TYPE
------------------------------------------------------------------------------------------
Arizona Mills (BBB/Baa2)           $145,831,430   11.44%    58.33%  1.58x  Retail
MacArthur Center (AA+/Aa3)          101,000,000    7.92     46.54   2.17   Retail
1999 Broadway                        49,966,246    3.92     63.25   1.48   Office
Drucker & Faulk Multifamily          49,291,990    3.87     76.80   1.27   Multifamily
Portfolio
AmeriSuites (BBB-/Baa3)              31,468,201    2.47     44.45   2.03   Lodging
201 East 14th Street                 29,978,826    2.35     65.31   1.47   Multifamily
St. Croix Apartments                 29,800,000    2.34     74.50   1.19   Multifamily
Coral Gate Apartments                28,340,494    2.22     78.72   1.25   Multifamily
Lichtenstein Retail Portfolio        28,331,922    2.22     74.95   1.26   Retail
Copper Canyon                        25,472,358    2.00     78.38   1.24   Multifamily
                                   ------------   -----
TOTAL/WTD. AVG.                    $519,481,467   40.75%    61.76%  1.60x
------------------------------------------------------------------------------------------

SELECTED LOAN DATA:
-------------------

                         NUMBER OF          LOAN POOL CUT-OFF DATE BALANCE
                         MORTGAGED    -----------------------------------------
GEOGRAPHIC DISTRIBUTION  PROPERTIES      (MM)     % BY UPB    WTD. AVG. DSCR
-------------------------------------------------------------------------------
Arizona                        7        $160.6      12.60%           1.56
Florida                       18         136.6      10.72            1.30
California                    19         126.0       9.89            1.29
Virginia                       6         125.0       9.81            2.00
Texas                         28         123.3       9.67            1.30
New York                      14          72.9       5.72            1.34
Other (a)                    105         530.3      41.60            1.35
                             ---         -----     ------
TOTAL/WTD. AVG.              197      $1,274.7     100.00%           1.43x
-------------------------------------------------------------------------------

(a)  Includes 29 states.

                         NUMBER OF          LOAN POOL CUT-OFF DATE BALANCE
                         MORTGAGED    -----------------------------------------
PROPERTY TYPE            PROPERTIES      (MM)     % BY UPB    WTD. AVG. DSCR
-------------------------------------------------------------------------------
Retail (a)                    52        $522.2      40.97%           1.54x
Multifamily                   72         389.3      30.54            1.27
Office                        33         200.0      15.69            1.34
Lodging (b)                   18          94.9       7.44            1.69
Industrial                    14          45.9       3.60            1.35
Other                          8          22.4       1.76            1.35
TOTAL/WTD. AVG.              197      $1,274.7     100.00%           1.43x
-------------------------------------------------------------------------------

(a) Includes 31 properties for a total of $443.3 million (34.78% of UPB) that are Anchored Retail.
(b) Eight Lodging properties (2.47% of UPB) comprise the investment grade AmeriSuites loan

                                              LOAN POOL CUT-OFF DATE BALANCE
                              NUMBER     ---------------------------------------
PREPAYMENT RESTRICTIONS      OF LOANS       (MM)    % BY UPB    WTD. AVG. DSCR
--------------------------------------------------------------------------------
Lockout/Defeasance              171      $1,248.0      97.90%          1.43x
Lockout/Greater of YM or 1%       3          25.7       2.02           1.28
Lockout/Declining Fee             1           1.0       0.08           1.33
TOTAL/WTD. AVG.                 175      $1,274.7     100.00%          1.43x
--------------------------------------------------------------------------------

ALL CALCULATIONS CONTAINED HEREIN ARE BASED SOLELY ON THE SENIOR MORTGAGE LOAN WITH RESPECT TO THE MACARTHUR CENTER AND AMERISUITES LOAN GROUPS.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

 o    For purposes of calculating principal distributions of the Certificates:

      -- Available principal will be allocated sequentially to the Class A1, A2, B, C, D, E, F, G, H, J, K, L, M, N, O and P certificates, except as described below with respect to any certificates issued with respect to the companion loans.

      -- In case the principal balance of the Class P, O, N, M, L, K, J, H, G, F, E, D, C, and B, in that order, have been reduced to zero due to the allocation of principal losses, then Class A1 and A2 will be allocated principal pro rata.

 o Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A1 and A2 certificates each month.

 o Each Class will be subordinate to the Class A1, A2, and X and to each Class with an earlier alphabetic designation than such Class, except as described below with respect to the certificates issued with respect to the companion loans. Each of the Class A1, A2, and X Certificates will be of equal priority.

 o    All Classes will pay interest on a 30/360 basis.

 o Principal Losses will be allocated in reverse alphabetical order to Class P, O, N, M, L, K, J, H, G, F, E, D, C, B, and then pro rata to Class A1 and A2, except as described below with respect to any certificates issued with respect to the companion loans.

 o The Master Servicer will cover net prepayment interest shortfalls on the loans provided that with respect to any loans with due dates on or preceding the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the Master Servicing fee equal to 2 basis points per annum. Net prepayment interest shortfalls (after application of prepayment interest excesses on the mortgage and companion loans and other Servicer coverage from the Master Servicing Fee) will be allocated pro-rata (based on interest entitlements) to all regular Certificates.

 o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X, except as described below with respect to any certificates issued with respect to the companion loans.

 o Any certificates issued with respect to the companion loans will receive principal and interest distributions only from the companion loan(s) for the AmeriSuites loan group and the MacArthur Center loan group, respectively. Prior to an event of default, the rights of any companion loan to receive distributions of either principal or interest are generally pari-passu with the related senior mortgage loan. After the occurrence and continuance of an event of default on either loan group, the rights of the related companion loan(s) to receive distributions of either principal or interest will be subordinate to those of the related senior mortgage loan. Losses with respect to any loan group will generally be first allocated to the related companion loan(s) and then to the related senior mortgage loan.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PREMIUMS (a)
--------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:
----------------------------------

Prepayment premiums and yield maintenance amounts with respect to all loans other than the companion loans will be allocated between the related Certificates then entitled to principal distributions and the Class X Certificates as follows:

|X| A percentage of all prepayment premiums and yield maintenance amounts with respect to all loans will be allocated to each class of the Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the Class of Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess, if any, of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

      ----------------------------------------------------------------------
      Prepayment                  (Pass-Through Rate - Discount Rate)
      Premium Allocation   =   -----------------------------------------
      Percentage                    (Mortgage Rate - Discount Rate)
      ----------------------------------------------------------------------

|X| The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X Certificates.

|X| In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise.

Allocation of Prepayment Premiums Example
-----------------------------------------

Discount Rate Fraction Methodology:
Mortgage Rate                                =  8%
Bond Class Rate                              =  6%
Treasury Rate                                =  5%
% of Principal Distributed to Class          =  100%

BOND CLASS ALLOCATION           |   CLASS X ALLOCATION
--------------------------------|-----------------------------------------------
                                |
6% - 5% x 100%    =   33 1/3%   |   Receives excess premiums = 66 2/3% thereof
-------                         |
8% - 5%                         |

(a) For further information regarding the allocation of prepayment premiums, refer to the Prospectus Supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (a) (b)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                             JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY
RESTRICTIONS                             2001       2002        2003         2004       2005         2006       2007        2008
------------------------------------------------------------------------------------------------------------------------------------
Locked out                              100.00%     100.00%       7.09%       4.42%       0.00%       0.00%       0.00%       0.00%
Defeasance                                0.00        0.00       91.71       93.70       97.90       97.90       97.90       97.89
Greater of 1% or Yield Maintenance        0.00        0.00        1.20        1.88        2.02        2.03        2.03        2.03
------------------------------------------------------------------------------------------------------------------------------------
Sub-Total                               100.00      100.00      100.00      100.00       99.92       99.92       99.92       99.92
------------------------------------------------------------------------------------------------------------------------------------
5% or Greater                             0.00        0.00        0.00        0.00        0.08        0.00        0.00        0.00
4.00 - 4.99%                              0.00        0.00        0.00        0.00        0.00        0.08        0.00        0.00
3.00 - 3.99%                              0.00        0.00        0.00        0.00        0.00        0.00        0.08        0.00
2.00 - 2.99%                              0.00        0.00        0.00        0.00        0.00        0.00        0.00        0.08
1.00 - 1.99%                              0.00        0.00        0.00        0.00        0.00        0.00        0.00        0.00
Less than 1%                              0.00        0.00        0.00        0.00        0.00        0.00        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Open                                      0.00        0.00        0.00        0.00        0.00        0.00        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
Balance of Mortgage Loans ($mm)       1,274.71    1,265.15    1,254.61    1,243.02    1,230.73    1,214.59    1,199.79    1,183.73
% OF CUTOFF BALANCE                     100.00%      99.25%      98.42%      97.51%      96.55%      95.28%      94.12%      92.86%
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                             JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY
RESTRICTIONS                             2009       2010        2011         2012       2013         2014       2015
----------------------------------------------------------------------------------------------------------------------------
Locked out                                0.00%       0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
Defeasance                               97.89       94.92      100.00      100.00      100.00      100.00      100.00
Greater of 1% or Yield Maintenance        2.03        2.03        0.00        0.00        0.00        0.00        0.00
----------------------------------------------------------------------------------------------------------------------------
Sub-Total                                99.93       96.96      100.00      100.00      100.00      100.00      100.00
----------------------------------------------------------------------------------------------------------------------------
5% or Greater                             0.00        0.00        0.00        0.00        0.00        0.00        0.00
4.00 - 4.99%                              0.00        0.00        0.00        0.00        0.00        0.00        0.00
3.00 - 3.99%                              0.00        0.00        0.00        0.00        0.00        0.00        0.00
2.00 - 2.99%                              0.00        0.00        0.00        0.00        0.00        0.00        0.00
1.00 - 1.99%                              0.07        0.07        0.00        0.00        0.00        0.00        0.00
Less than 1%                                      0.00        0.00        0.00        0.00        0.00        0.00        0.00
----------------------------------------------------------------------------------------------------------------------------
Open                                      0.00        2.97        0.00        0.00        0.00        0.00        0.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                   100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
Balance of Mortgage Loans ($mm)       1,166.57    1,147.65       50.35       37.70       36.90       30.85       30.03
% OF CUTOFF BALANCE                      91.52%      90.03%       3.95%       2.96%       2.90%       2.42%       2.36%
----------------------------------------------------------------------------------------------------------------------------

(a) Table calculated using modeling assumptions.
(b) Differences in totals may exist due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE LIFE TABLE (IN YEARS)
 (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE, YIELD MAINTENANCE
               AND PENALTY PERIOD THEN RUN AT THE INDICATED CPRs)
--------------------------------------------------------------------------------

         --------------------------------------------------------------
                          PREPAYMENT ASSUMPTIONS (CPR)
                0% CPR     25% CPR     50% CPR     75% CPR     100% CPR
         --------------------------------------------------------------
         A1      5.68        5.68        5.67        5.67        5.64
         A2      9.74        9.73        9.72        9.69        9.51
         B       9.92        9.91        9.89        9.84        9.67
         C       9.92        9.92        9.92        9.92        9.67
         D       9.92        9.92        9.92        9.92        9.67
         --------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DISTRIBUTION OF CUT-OFF DATE BALANCES
--------------------------------------------------------------------------------

                                                        PERCENTAGE                                          WEIGHTED    WEIGHTED
                                                            OF                                               AVERAGE     AVERAGE
                              NUMBER                     AGGREGATE       AVERAGE                WEIGHTED    REMAINING    CUT-OFF
                                OF         CUT-OFF        CUT-OFF        CUT-OFF    WEIGHTED     AVERAGE     TERM TO      DATE
RANGE OF CUT-OFF             MORTGAGE       DATE           DATE           DATE       AVERAGE    MORTGAGE    MATURITY       LTV
DATE BALANCES                  LOANS       BALANCE        BALANCE        BALANCE      DSCR        RATE        (MOS)       RATIO
----------------------------------------------------------------------------------------------------------------------------------
       367,295 - 499,999          1           367,295       0.03%         367,295     1.25x       9.140%      115.0       79.85%
       500,000 - 999,999         23        18,679,381       1.47          812,147     1.33        8.653       116.0       68.15
   1,000,000 - 1,999,999         33        50,554,656       3.97        1,531,959     1.33        8.386       114.5       70.31
   2,000,000 - 2,999,999         21        52,478,177       4.12        2,498,961     1.32        8.369       116.8       71.26
   3,000,000 - 3,999,999         18        61,206,038       4.80        3,400,335     1.40        8.337       116.7       70.92
   4,000,000 - 4,999,999         18        82,702,845       6.49        4,594,603     1.31        8.361       120.4       71.85
   5,000,000 - 5,999,999         10        55,125,932       4.32        5,512,593     1.35        8.455       117.4       72.43
   6,000,000 - 6,999,999         10        63,924,083       5.01        6,392,408     1.30        8.257       121.0       76.40
   7,000,000 - 7,999,999          1         7,272,151       0.57        7,272,151     1.23        8.150       118.0       79.91
   8,000,000 - 8,999,999          4        35,101,387       2.75        8,775,347     1.30        8.408       114.8       72.89
   9,000,000 - 9,999,999          4        37,992,471       2.98        9,498,118     1.34        8.298       116.2       70.49
 10,000,000 - 11,999,999          3        32,707,519       2.57       10,902,506     1.34        8.269       118.7       74.63
 12,000,000 - 13,999,999          9       116,433,805       9.13       12,937,089     1.25        8.327       117.0       73.94
 14,000,000 - 16,999,999          5        76,279,887       5.98       15,255,977     1.27        7.959       117.8       78.26
 17,000,000 - 19,999,999          6       113,692,119       8.92       18,948,687     1.25        8.116       117.2       75.06
 20,000,000 - 49,999,999          7       223,358,047      17.52       31,908,292     1.43        8.148       126.2       67.55
50,000,000 - 145,831,430          2       246,831,430      19.36      123,415,715     1.82        7.708       118.0       53.51
                                ---     -------------     ------
TOTAL/WTD. AVG.                 175     1,274,707,224     100.00%       7,284,041     1.43x       8.147%      119.1       68.58%
                                ===     =============     ======
----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE (a)
--------------------------------------------------------------------------------

                                                      PERCENTAGE                                          WEIGHTED    WEIGHTED
                                                          OF                                               AVERAGE     AVERAGE
                                                       AGGREGATE       AVERAGE                WEIGHTED    REMAINING    CUT-OFF
                       NUMBER OF         CUT-OFF        CUT-OFF        CUT-OFF    WEIGHTED     AVERAGE     TERM TO      DATE
                       MORTGAGED          DATE           DATE           DATE       AVERAGE    MORTGAGE    MATURITY       LTV
PROPERTY STATE        PROPERTIES         BALANCE        BALANCE        BALANCE      DSCR        RATE        (MOS)       RATIO
-------------------------------------------------------------------------------------------------------------------------------
Arizona                    7          $160,602,136       12.60%     $22,943,162     1.56x       7.942%      118.0       59.23%
Florida                   18           136,608,723       10.72        7,589,374     1.30        8.195       130.0       74.53
California                19           126,030,393        9.89        6,633,179     1.29        8.275       116.5       71.95
Virginia                   6           125,025,894        9.81       20,837,649     2.00        7.621       117.5       51.54
Texas                     28           123,280,284        9.67        4,402,867     1.30        8.206       117.3       74.93
New York                  14            72,889,659        5.72        5,206,404     1.34        8.086       118.7       70.17
Colorado                   3            53,814,748        4.22       17,938,249     1.47        7.981       118.8       64.05
Nevada                     6            49,806,601        3.91        8,301,100     1.25        8.215       117.5       75.66
Pennsylvania              10            45,039,347        3.53        4,503,935     1.35        8.313       123.7       75.44
Maryland                   6            43,562,322        3.42        7,260,387     1.44        8.256       117.3       66.17
Connecticut                8            41,967,857        3.29        5,245,982     1.31        8.487       116.0       74.30
North Carolina             7            37,813,320        2.97        5,401,903     1.35        8.255       117.5       74.59
Massachusetts              5            37,446,311        2.94        7,489,262     1.30        8.481       114.9       73.04
New Jersey                 6            27,649,482        2.17        4,608,247     1.41        8.236       115.5       70.92
Minnesota                  6            27,330,181        2.14        4,555,030     1.26        8.547       116.5       73.39
Michigan                   4            24,134,678        1.89        6,033,670     1.37        8.277       117.8       74.89
Georgia                    5            24,003,721        1.88        4,800,744     1.25        8.286       117.6       69.67
Washington                 6            23,804,587        1.87        3,967,431     1.25        8.106       118.7       70.76
Illinois                   7            18,578,346        1.46        2,654,049     1.32        8.397       128.2       75.12
South Carolina             3            16,420,526        1.29        5,473,509     1.27        8.328       117.6       77.02
New Mexico                 2             8,810,794        0.69        4,405,397     1.89        8.303       118.6       50.53
Oregon                     2             6,835,978        0.54        3,417,989     1.27        7.997       116.4       74.56
Utah                       1             6,495,813        0.51        6,495,813     1.33        8.200       119.0       73.15
Idaho                      1             6,395,852        0.50        6,395,852     1.26        8.170       119.0       75.25
Ohio                       2             6,327,527        0.50        3,163,763     1.51        8.389       118.3       63.35
Vermont                    1             5,185,037        0.41        5,185,037     1.46        8.750       117.0       64.01
Kentucky                   2             3,394,377        0.27        1,697,188     1.26        8.350       117.0       77.16
Alabama                    1             2,925,669        0.23        2,925,669     2.03        8.444       119.0       44.45
Wisconsin                  1             2,919,727        0.23        2,919,727     1.27        8.000       117.0       78.70
Tennessee                  1             2,672,175        0.21        2,672,175     2.03        8.444       119.0       44.45
Missouri                   1             1,995,716        0.16        1,995,716     1.21        8.200       116.0       76.76
Rhode Island               3             1,897,538        0.15          632,513     1.27        8.761       115.0       77.27
Iowa                       3             1,330,212        0.10          443,404     1.29        8.690       116.0       74.94
Indiana                    1               872,266        0.07          872,266     1.27        8.770       115.0       62.30
Mississippi                1               839,427        0.07          839,427     1.31        7.920       119.0       76.31
                         ---        --------------      ------
TOTAL/AVG./WTD.          197        $1,274,707,224      100.00%      $6,470,595     1.43x       8.147%      119.1       68.58%
-------------------------------------------------------------------------------------------------------------------------------

(a) If a Mortgage Loan is secured by properties in multiple states, it is treated as multiple Mortgage Loans each of which is allocated a cut-off balance based on the allocated loan amount.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

                             [MAP OF UNITED STATES]

    WA   1.87%  AZ  12.60%  MO   0.16%  KY   0.27%  VA   9.81%  MA   2.94%
    OR   0.54%  CO   4.22%  WI   0.23%  TN   0.21%  NC   2.97%  RI   0.15%
    CA   9.89%  NM   0.69%  IL   1.46%  MS   0.07%  SC   1.29%  CT   3.29%
    ID   0.50%  TX   9.67%  MI   1.89%  AL   0.23%  GA   1.88%  NJ   2.17%
    NV   3.91%  MN   2.14%  IN   0.07%  NY   5.72%  FL  10.72%  MD   3.42%
    UT   0.51%  IA   0.10%  OH   0.50%  PA   3.53%  VT   0.41%

                                   [PIE CHART]

                              Other (a)      26.52%
                              Arizona        12.60%
                              Florida        10.72%
                              California      9.89%
                              Viriginia       9.81%
                              Texas           9.67%
                              New York        5.72%
                              Colorado        4.22%
                              Nevada          3.91%
                              Pennsylvania    3.53%
                              Maryland        3.42%

                          (a) Other includes 25 states.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
--------------------------------------------------------------------------------

                                                      PERCENTAGE                                          WEIGHTED    WEIGHTED
                                                          OF                                               AVERAGE     AVERAGE
                                                       AGGREGATE       AVERAGE                WEIGHTED    REMAINING    CUT-OFF
                       NUMBER OF         CUT-OFF        CUT-OFF        CUT-OFF    WEIGHTED     AVERAGE     TERM TO      DATE
                       MORTGAGED          DATE           DATE           DATE       AVERAGE    MORTGAGE    MATURITY       LTV
PROPERTY TYPE         PROPERTIES         BALANCE        BALANCE        BALANCE      DSCR        RATE        (MOS)       RATIO
-------------------------------------------------------------------------------------------------------------------------------
Retail (a)                52          $522,224,773        40.97%     $10,042,784    1.54x        8.021%     117.5       64.72%
Multifamily               72           389,271,657        30.54        5,406,551    1.27         8.128      123.0       74.68
Office                    33           200,045,888        15.69        6,061,997    1.34         8.209      117.5       70.33
Lodging (b)               18            94,859,820         7.44        5,269,990    1.69         8.632      116.7       60.59
Industrial                14            45,933,861         3.60        3,280,990    1.35         8.389      117.4       69.94
Mixed Use                  1             9,455,001         0.74        9,455,001    1.33         7.940      118.0       68.51
Mobile Home Park           4             7,776,844         0.61        1,944,211    1.36         8.587      116.5       69.99
Self-Storage               3             5,139,379         0.40        1,713,126    1.35         8.750      116.3       64.27
                         ---        --------------       ------
TOTAL/WTD. AVG.          197        $1,274,707,224       100.00%      $6,470,595    1.43x        8.147%     119.1       68.58%
                         ===        ==============       ======
-------------------------------------------------------------------------------------------------------------------------------

(a) Includes 31 properties for a total of $443.3 million (34.78% of Aggregate Cut-Off Date Balance) that are Anchored Retail.

(b) Eight Lodging properties (2.47% of Aggregate Cut-Off Date Balance) comprise the investment grade AmeriSuites loan

(c) Other includes one Mixed Use property, four Mobile Home properties and three Self-Storage properties.

                    [GRAPHICAL REPRESENTATION OF PIE CHART]

                         Retail (a)          40.97%
                         Multifamily         30.54%
                         Office              15.69%
                         Lodging (b)         15.69%
                         Industrial           3.60%
                         Other                1.75%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

                                                        PERCENTAGE                                          WEIGHTED    WEIGHTED
                                                            OF                                               AVERAGE     AVERAGE
                              NUMBER                     AGGREGATE       AVERAGE                WEIGHTED    REMAINING    CUT-OFF
RANGE OF DEBT                   OF         CUT-OFF        CUT-OFF        CUT-OFF    WEIGHTED     AVERAGE     TERM TO      DATE
SERVICE COVERAGE             MORTGAGE       DATE           DATE           DATE       AVERAGE    MORTGAGE    MATURITY       LTV
RATIOS                         LOANS       BALANCE        BALANCE        BALANCE      DSCR        RATE        (MOS)       RATIO
---------------------------------------------------------------------------------------------------------------------------------
1.11 - 1.19x                      4       $41,960,805        3.29%     $10,490,201    1.19x       8.309%      174.1       77.00%
1.20 - 1.29                      99       610,308,747       47.88        6,164,735    1.25        8.237       117.3       75.04
1.30 - 1.39                      33       136,686,398       10.72        4,142,012    1.33        8.209       116.5       73.55
1.40 - 1.49                      20       158,374,808       12.42        7,918,740    1.46        8.268       117.2       67.34
1.50 - 1.59                      11       169,390,189       13.29       15,399,108    1.57        7.955       117.0       59.31
1.60 - 1.69                       4        18,442,651        1.45        4,610,663    1.64        8.364       117.8       61.54
1.90 - 1.99                       1         3,288,994        0.26        3,288,994    1.97        8.650       116.0       56.71
2.00 - 2.09                       2        35,254,632        2.77       17,627,316    2.03        8.430       118.7       45.49
2.10 - 2.19                       1       101,000,000        7.92      101,000,000    2.17        7.437       118.0       46.54
                                ---    --------------      ------
TOTAL/WTD. AVG.                 175    $1,274,707,224      100.00%      $7,284,041    1.43x       8.147%      119.1       68.58%
                                ===    ==============      ======
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE AT ORIGINATION RATIOS
--------------------------------------------------------------------------------

                                                        PERCENTAGE                                          WEIGHTED    WEIGHTED
                                                            OF                                               AVERAGE     AVERAGE
                              NUMBER                     AGGREGATE       AVERAGE                WEIGHTED    REMAINING    CUT-OFF
RANGE OF CUT-OFF                OF         CUT-OFF        CUT-OFF        CUT-OFF    WEIGHTED     AVERAGE     TERM TO      DATE
DATE LOAN-TO-VALUE           MORTGAGE       DATE           DATE           DATE       AVERAGE    MORTGAGE    MATURITY       LTV
RATIOS                         LOANS       BALANCE        BALANCE        BALANCE      DSCR        RATE        (MOS)       RATIO
---------------------------------------------------------------------------------------------------------------------------------
  40.1 - 45.0%                    1       $31,468,201        2.47%     $31,468,201    2.03x       8.444%      119.0       44.45%
  45.1 - 50.0                     2       101,948,369        8.00       50,974,185    2.16        7.444       118.0       46.56
  50.1 - 55.0                     3         7,739,417        0.61        2,579,806    1.75        8.272       116.9       53.69
  55.1 - 60.0                     7       161,943,684       12.70       23,134,812    1.58        7.952       117.9       58.27
  60.1 - 65.0                    20       103,637,169        8.13        5,181,858    1.42        8.220       118.0       62.96
  65.1 - 70.0                    31       151,049,107       11.85        4,872,552    1.35        8.220       117.5       67.76
  70.1 - 75.0                    49       274,130,616       21.51        5,594,502    1.29        8.392       122.9       73.17
  75.1 - 80.0                    59       430,136,048       33.74        7,290,441    1.26        8.159       117.2       77.97
  80.1 - 85.0                     3        12,654,613        0.99        4,218,204    1.21        8.342       159.9       84.25
                                ---    --------------      ------
TOTAL/WTD. AVG.                 175    $1,274,707,224      100.00%      $7,284,041    1.43x       8.147%      119.1       68.58%
                                ===    ==============      ======
---------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     DISTRIBUTION OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

                                                        PERCENTAGE                                          WEIGHTED    WEIGHTED
                                                            OF                                               AVERAGE     AVERAGE
                              NUMBER                     AGGREGATE       AVERAGE                WEIGHTED    REMAINING    CUT-OFF
                                OF         CUT-OFF        CUT-OFF        CUT-OFF    WEIGHTED     AVERAGE     TERM TO      DATE
RANGE OF                     MORTGAGE       DATE           DATE           DATE       AVERAGE    MORTGAGE    MATURITY       LTV
MORTGAGE RATES                 LOANS       BALANCE        BALANCE        BALANCE      DSCR        RATE        (MOS)       RATIO
---------------------------------------------------------------------------------------------------------------------------------
  7.2501 - 7.5000                 1      $101,000,000        7.92%    $101,000,000    2.17x       7.437%      118.0       46.54%
  7.5001 - 7.7500                 1        29,978,826        2.35       29,978,826    1.47        7.750       119.0       65.31
  7.7501 - 8.0000                18       324,765,529       25.48       18,042,529    1.44        7.907       119.1       65.91
  8.0001 - 8.2500                50       352,726,473       27.67        7,054,529    1.27        8.159       118.0       74.57
  8.2501 - 8.5000                54       325,690,210       25.55        6,031,300    1.37        8.364       122.9       71.54
  8.5001 - 8.7500                34        93,069,078        7.30        2,737,326    1.35        8.661       114.2       69.37
  8.7501 - 9.0000                12        37,304,834        2.93        3,108,736    1.35        8.904       113.1       70.01
  9.0001 - 9.2500                 4         9,267,732        0.73        2,316,933    1.37        9.195       112.1       68.69
  9.5001 - 9.6300                 1           904,541        0.07          904,541    1.20        9.630       173.0       60.30
                                ---    --------------      ------
TOTAL/WTD. AVG.                 175    $1,274,707,224      100.00%      $7,284,041    1.43x       8.147%      119.1       68.58%
                                ===    ==============      ======
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION OF REMAINING AMORTIZATION TERMS (a)
--------------------------------------------------------------------------------

                                                        PERCENTAGE                                          WEIGHTED    WEIGHTED
                                                            OF                                               AVERAGE     AVERAGE
                              NUMBER                     AGGREGATE       AVERAGE                WEIGHTED    REMAINING    CUT-OFF
                                OF         CUT-OFF        CUT-OFF        CUT-OFF    WEIGHTED     AVERAGE     TERM TO      DATE
RANGE OF REMAINING           MORTGAGE       DATE           DATE           DATE       AVERAGE    MORTGAGE    MATURITY       LTV
AMORTIZATION TERMS (MOS)       LOANS       BALANCE        BALANCE        BALANCE      DSCR        RATE        (MOS)       RATIO
---------------------------------------------------------------------------------------------------------------------------------
  171 - 190                       2        $1,983,041        0.16%        $991,520    1.17x       8.798%      173.0       63.49%
  231 - 250                       1         1,881,300        0.15        1,881,300    1.24        8.900       113.0       69.68
  271 - 290                       1         4,116,011        0.32        4,116,011    1.23        8.360       118.0       73.50
  291 - 310                      35       134,234,558       10.53        3,835,273    1.59        8.585       116.4       63.34
  311 - 330                       3         3,028,070        0.24        1,009,357    1.26        8.521       114.3       68.43
  331 - 360                     133     1,129,464,245       88.61        8,492,212    1.41        8.091       119.4       69.19
                                ---    --------------      ------
TOTAL/WTD. AVG.                 175    $1,274,707,224      100.00%      $7,284,041    1.43x       8.147%      119.1       68.58%
                                ===    ==============      ======
---------------------------------------------------------------------------------------------------------------------------------

(a) 174 loans representing 92.08% of the Aggregate Cut-Off Date Balance accrue interest on an Actual/360 or an Acutal/365 basis but have a monthly payment calculated on a 30/360 schedule. Accordingly, the actual amortization term is longer for these loans than the stated amortization term reflected in the table above.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                        PERCENTAGE                                          WEIGHTED    WEIGHTED
                                                            OF                                               AVERAGE     AVERAGE
                              NUMBER                     AGGREGATE       AVERAGE                WEIGHTED    REMAINING    CUT-OFF
                                OF         CUT-OFF        CUT-OFF        CUT-OFF    WEIGHTED     AVERAGE     TERM TO      DATE
RANGE OF ORIGINAL TERM TO    MORTGAGE       DATE           DATE           DATE       AVERAGE    MORTGAGE    MATURITY       LTV
MATURITY (MOS)                 LOANS       BALANCE        BALANCE        BALANCE      DSCR        RATE        (MOS)       RATIO
---------------------------------------------------------------------------------------------------------------------------------
  60 - 83                         2        $2,594,554        0.20%    $1,297,277      1.50x       8.873%       55.0       75.76%
  84 - 120                      167     1,216,097,324       95.40      7,282,020      1.44        8.140       117.2       68.19
  121 - 180                       6        56,015,346        4.39      9,335,891      1.20        8.270       163.5       76.65
                                ---    --------------      ------
TOTAL/WTD. AVG.                 175    $1,274,707,224      100.00%    $7,284,041      1.43x       8.147%      119.1       68.58%
                                ===    ==============      ======
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                        PERCENTAGE                                          WEIGHTED    WEIGHTED
                                                            OF                                               AVERAGE     AVERAGE
                              NUMBER                     AGGREGATE       AVERAGE                WEIGHTED    REMAINING    CUT-OFF
                                OF         CUT-OFF        CUT-OFF        CUT-OFF    WEIGHTED     AVERAGE     TERM TO      DATE
RANGE OF REMAINING           MORTGAGE       DATE           DATE           DATE       AVERAGE    MORTGAGE    MATURITY       LTV
TERMS TO MATURITY (MOS)        LOANS       BALANCE        BALANCE        BALANCE      DSCR        RATE        (MOS)       RATIO
---------------------------------------------------------------------------------------------------------------------------------
   51 - 70                        2        $2,594,554        0.20%      $1,297,277    1.50x       8.873%       55.0       75.76%
   91 - 110                       3        14,483,673        1.14        4,827,891    1.29        8.623       109.4       68.80
  111 - 120                     164     1,201,613,650       94.27        7,326,913    1.44        8.134       117.3       68.19
  121 - 130                       1        13,150,000        1.03       13,150,000    1.23        8.050       129.0       76.68
  151 - 170                       1         6,085,660        0.48        6,085,660    1.18        8.500       156.0       84.82
  171 - 190                       4        36,779,686        2.89        9,194,921    1.19        8.310       177.1       75.29
                                ---    --------------      ------
TOTAL/WTD. AVG.                 175    $1,274,707,224      100.00%      $7,284,041    1.43x       8.147%      119.1       68.58%
                                ===    ==============      ======
---------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
--------------------------------------------------------------------------------

                                                        PERCENTAGE                                          WEIGHTED    WEIGHTED
                                                            OF                                               AVERAGE     AVERAGE
                              NUMBER                     AGGREGATE       AVERAGE                WEIGHTED    REMAINING    CUT-OFF
                                OF         CUT-OFF        CUT-OFF        CUT-OFF    WEIGHTED     AVERAGE     TERM TO      DATE
                             MORTGAGE       DATE           DATE           DATE       AVERAGE    MORTGAGE    MATURITY       LTV
AMORTIZATION TYPE              LOANS       BALANCE        BALANCE        BALANCE      DSCR        RATE        (MOS)       RATIO
---------------------------------------------------------------------------------------------------------------------------------
Amortizing Balloon              143      $909,896,397       71.38%      $6,362,912    1.43x       8.091%       119.8      68.56%
Hyperamortizing                  30       360,962,673       28.32       12,032,089    1.42        8.287        117.4      68.60
Fully Amortizing                  2         3,848,154        0.30        1,924,077    1.28        8.506        129.4      71.54
                                ---    --------------      ------
TOTAL/WTD. AVG.                 175    $1,274,707,224      100.00%      $7,284,041    1.43x       8.147%       119.1      68.58%
                                ===    ==============      ======
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DISTRIBUTION OF PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------

                                                        PERCENTAGE                                          WEIGHTED    WEIGHTED
                                                            OF                                               AVERAGE     AVERAGE
                              NUMBER                     AGGREGATE       AVERAGE                WEIGHTED    REMAINING    CUT-OFF
                                OF         CUT-OFF        CUT-OFF        CUT-OFF    WEIGHTED     AVERAGE     TERM TO      DATE
                             MORTGAGE       DATE           DATE           DATE       AVERAGE    MORTGAGE    MATURITY       LTV
PREPAYMENT PROVISION           LOANS       BALANCE        BALANCE        BALANCE      DSCR        RATE        (MOS)       RATIO
---------------------------------------------------------------------------------------------------------------------------------
Defeasance                      171    $1,247,980,138       97.90%      $7,298,129    1.43x       8.150%      119.2       68.44%
Greater of YM or 1% UPB           3        25,731,243        2.02        8,577,081    1.28        8.000       117.4       75.34
Declining Fee                     1           995,843        0.08          995,843    1.33        8.540       115.0       68.21
                                ---    --------------      ------
TOTAL/WTD. AVG.                 175    $1,274,707,224      100.00%      $7,284,041    1.43x       8.147%      119.1       68.58%
                                ===    ==============      ======
---------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  ARIZONA MILLS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

                                  ORIGINAL                    CUT-OFF DATE
                                  --------                    ------------
PRINCIPAL BALANCE:                $146,000,000                $145,831,430

% OF POOL BY UPB                  11.44%

ORIGINATOR:                       GMACCM and GSMC

NOTE DATE:                        October 2, 2000

INTEREST RATE:                    7.895%

AMORTIZATION:                     30 years

MATURITY DATE:                    October 5, 2010

BORROWER/SPONSOR:                 The Borrower is Arizona Mills, LLC a
                                  bankruptcy-remote SPE sponsored by Mills
                                  Corporation (NYSE: MLS), Taubman Realty Group
                                  (NYSE: TCO) (BBB-/Ba2 - S&P/Moody's) and Simon
                                  Property Group (NYSE: SPG) (BBB+/Baa1 -
                                  S&P/Moody's).

CALL PROTECTION:                  Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/ DEFAULT: NAP/NAP

ADDITIONAL FINANCING:             In addition to trade payables incurred in the
                                  ordinary course of business, the borrower may incur up to $3,000,000 of debt secured by personal property at the Arizona Mills property, such that the aggregate amount of such additional debt does not exceed 4.0% of the outstanding principal balance of the Arizona Mills loan.

CASH MANAGEMENT:                  Hard Lockbox

MONTHLY RESERVES                  Real Estate Tax Reserve:        $259,442.83
                                  Insurance Reserve:                $5,392.33
                                  Replacement Reserve:             $15,375.00
                                  Initial TI/LC Reserve:        $1,117,478.99

                                  In addition, a monthly TI/LC Reserve of
                                  $108,333.33 will be collected after certain trigger events.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:                    Anchored Retail, Regional Mall

LOCATION:                         Tempe, AZ

YEAR BUILT / RENOVATED:           1997/NAP

THE COLLATERAL:                   The loan is secured by a 1.23 million square
                                  foot value-oriented regional mall anchored by J.C. Penney, Oshmans Supersport, Burlington
                                  Coat Factory and Harkins Great Mall Cinema and located in Tempe, AZ.

PROPERTY MANAGEMENT:              The property is managed by the Mills
                                  Corporation, an affiliate of the Borrower.

CURRENT OCCUPANCY (11/20/00):     97.9%

UNDERWRITTEN NET CASH FLOW:       $20,097,142

APPRAISED VALUE:                  $250,000,000

APPRAISAL DATE:                   August 30, 2000

CUT-OFF DATE LOAN/SF:             $118.56

CUT-OFF DATE LTV:                 58.33%

BALLOON LTV:                      52.09%

UWNCF DSCR:                       1.58x

--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  ARIZONA MILLS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          ANCHORS
------------------------------------------------------------------------------------------------------------------------------------
              TENANT       SQUARE FEET   % OF TOTAL NRA    LEASE EXPIRATION     7/98 TO 6/99       7/99 TO 6/00    OCCUPANCY COST
                                                                                  SALES PSF          SALES PSF
------------------------------------------------------------------------------------------------------------------------------------
JC Penney (a)                 104,697          8.51%         11/30/2012              $246                $237            2.3%
------------------------------------------------------------------------------------------------------------------------------------
Harkins Theater                92,320          7.51          11/19/2012               142                 162            9.1
------------------------------------------------------------------------------------------------------------------------------------
Burlington Coat Factory        80,426          6.54           1/31/2013               134                 149            3.8
------------------------------------------------------------------------------------------------------------------------------------
Oshman's Supersport            65,013          5.29           1/31/2013                97                 118            5.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        342,456         27.84%                                 $163                $174            5.1%
------------------------------------------------------------------------------------------------------------------------------------

(a) JC Penney is rated BBB/Baa2/BBB- by S&P/Moody's/Fitch

                     ----------------------------------------------------------------------------------------------------------
                                                             NEXT FIVE LARGEST RETAIL TENANTS
                     ----------------------------------------------------------------------------------------------------------
                                   TENANT                     SQUARE FEET         % OF TOTAL NRA          LEASE EXPIRATION
                     ----------------------------------------------------------------------------------------------------------
                     Linens & Things                            40,057                3.26%                 1/31/2013
                     ----------------------------------------------------------------------------------------------------------
                     Gameworks                                  37,348                3.04                 11/30/2007
                     ----------------------------------------------------------------------------------------------------------
                     Off 5th (Saks) (b)                         34,716                2.82                 11/19/2012
                     ----------------------------------------------------------------------------------------------------------
                     Marshall's                                 31,315                2.55                 11/30/2007
                     ----------------------------------------------------------------------------------------------------------
                     Virgin Megastore                           30,822                2.51                  1/31/2009
                     ----------------------------------------------------------------------------------------------------------
                     TOTAL/WEIGHTED AVERAGE                    174,258               14.17%
                     ----------------------------------------------------------------------------------------------------------

                     (b) Saks, inc. is rated BB+/Baa3/BBB- by S&P/Moody's/Fitch

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                MACARTHUR CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        SENIOR MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

                                  ORIGINAL                    CUT-OFF DATE
                                  --------                    ------------
PRINCIPAL BALANCE:                $101,000,000                $101,000,000

% OF POOL BY UPB:                 7.92%

ORIGINATOR:                       Archon Financial, LP

NOTE DATE:                        October 19, 2000

INTEREST RATE:                    7.437%

AMORTIZATION:                     30 years

ARD DATE:                         October 1, 2010

BORROWER/SPONSOR:                 The Borrower, MacArthur Shopping Center, LLC,
                                  is sponsored by the Taubman Realty Group
                                  (NYSE: TCO).

CALL PROTECTION:                  Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/ DEFAULT: NAP/Yes, Cross Defaulted with the $44 million
                                  MacArthur Companion loans

ADDITIONAL FINANCING:             In addition to the senior mortgage loan, there
                                  are two companion loans secured by the first mortgage of the related loan group with an aggregate cut-off date principal balance of $43,883,791. These loans are fully subordinate to the related senior mortgage loan. In addition, the Borrower may incur up to (i)
                                  $2,500,000 of debt secured by fixtures,
                                  equipment, or personal property at the
                                  MacArthur Center property, and (ii) $4,000,000 of trade payables incurred in the ordinary course of business.

CASH MANAGEMENT:                  Hard Lockbox

RESERVES:                         $665,000 per annum for TI/LC's if the Loan
                                  Group DSCR based on adjusted NOI, as tested quarterly, falls below 1.28x;

                                  Ground lease rent, tax and insurance reserves if the Loan Group DSCR based on adjusted NOI, as tested quarterly, falls below 1.23x;

                                  The Borrower is required to fund a reserve or post letters of credit in the amount of (I) $2.8 million and (ii) $400,000 if Regal Cinemas or Rainforest Cafe fails to pay rent or ceases operations. In addition, with respect to Regal, the reserve is triggered if Regal files bankruptcy and debt service coverage at the Property falls below 1.40x.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:                    Anchored Retail, Regional Mall

LOCATION:                         Norfolk, VA

YEAR BUILT / RENOVATED:           1999 / NAP

THE COLLATERAL:                   A 942,668, three-level urban regional retail
                                  center anchored by Nordstrom and Dillard's and located in downtown Norfolk, VA. The anchor improvements are independently owned and are not part of the collateral for the loan. Total
                                  Mall Shop GLA equal 528,846 square feet.

PROPERTY MANAGEMENT:              The property is managed by Taubman Company,
                                  L.P., an affiliate of the Borrower.

CURRENT OCCUPANCY (09/06/00):     90.4%

UNDERWRITTEN NET CASH FLOW:       $18,387,394

APPRAISED VALUE:                  $217,000,000

APPRAISAL DATE:                   September 13, 2000

CUT-OFF DATE LOAN/MALL SHOP GLA:  $190.98

CUT-OFF DATE LTV:                 46.54%

BALLOON LTV:                      41.01%

UWNCF DSCR:                       2.17x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LOAN GROUP INFORMATION
--------------------------------------------------------------------------------

LOAN GROUP CUT-OFF DATE
PRINCIPAL BALANCE:                $144,883,791

LOAN GROUP CUT-OFF DATE
PRINCIPAL BALANCE/MALL
SHOP GLA:                         $274.15

LOAN GROUP INTEREST RATE:         7.59%

LOAN GROUP UWNCF DSCR:            1.48x

LOAN GROUP CUT-OFF DATE LTV:      66.77%

--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                MACARTHUR CENTER
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                 ANCHORS (a)
---------------------------------------------------------------------------------------------------------
        TENANT                  SQUARE FEET                % OF TOTAL GLA     S&P / MOODY'S CREDIT RATING
---------------------------------------------------------------------------------------------------------
Nordstrom's                       160,200                     17.0%                     A / A2
---------------------------------------------------------------------------------------------------------
Dillard's                         253,616                     26.9                   BBB- / Baa3
---------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE            413,816                     43.9%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                         Five Largest Retail Tenants
---------------------------------------------------------------------------------------------------------
        TENANT                  SQUARE FEET             % OF TOTAL GLA (b)       LEASE EXPIRATION
---------------------------------------------------------------------------------------------------------
The Rainforest Cafe                15,980                      3.7%                 5/31/2009
---------------------------------------------------------------------------------------------------------
Foot Locker                        14,711                      3.4%                 3/31/2009
---------------------------------------------------------------------------------------------------------
Waves                              10,000                      2.3%                 1/31/2009
---------------------------------------------------------------------------------------------------------
Restoration Hardware               10,000                      2.3%                 1/31/2012
---------------------------------------------------------------------------------------------------------
Z Gallerie                          9,500                      2.2%                 3/31/2009
---------------------------------------------------------------------------------------------------------

(a) The Anchor Tenants are independently owned and are not part of the collateral for the loan
(b) Based on Mall Shop GLA and does not include Regal Cinema, Inc. (78,752 sf) and Jeepers! (20,001 sf)

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  1999 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

                                  ORIGINAL                    CUT-OFF DATE
                                  --------                    ------------
PRINCIPAL BALANCE:                $50,000,000                 $49,966,246

% OF POOL BY UPB                  3.92%

ORIGINATOR:                       German American Capital Corporation

NOTE DATE:                        October 20, 2000

INTEREST RATE:                    7.97%

AMORTIZATION:                     30 years

ARD DATE:                         November 1, 2010

BORROWER/SPONSOR:                 The Borrower is 1999 Broadway, LLC, a
                                  bankruptcy remote SPE sponsored by Winthrop
                                  Financial Associates.

CALL PROTECTION:                  Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/ DEFAULT: NAP/NAP

ADDITIONAL FINANCING:             None

CASH MANAGEMENT:                  Hard Lockbox

MONTHLY RESERVES                  TI/LC:                              $70,047.92
                                  Replacement Reserve:                $10,595.58

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:           Single Asset

PROPERTY TYPE:                    Office

LOCATION:                         Denver, CO

YEAR BUILT / RENOVATED:           1985/NAP

THE COLLATERAL:                   The loan is secured by a 635,737 square foot,
                                  43-story office building located in the
                                  central business district of Denver, CO.

PROPERTY MANAGEMENT:              The property is managed by Winthrop
                                  Management, LLC, an affiliate of the Borrower.

CURRENT OCCUPANCY (9/1/00):       96.0%

UNDERWRITTEN NET CASH FLOW:       $6,499,426

APPRAISED VALUE:                  $79,000,000

APPRAISAL DATE:                   September 2, 2000

CUT-OFF DATE LOAN/SF:             $78.60

CUT-OFF DATE LTV:                 63.25%

BALLOON LTV:                      56.54%

UWNCF DSCR:                       1.48x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                  1999 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FIVE LARGEST TENANTS
--------------------------------------------------------------------------------
        TENANT                 SQUARE FEET    % OF TOTAL NRA    LEASE EXPIRATION
--------------------------------------------------------------------------------
Columbine JDS                    100,420         15.80%            12/31/08
--------------------------------------------------------------------------------
US West (Qwest) (a)               68,448         10.77             12/31/02
--------------------------------------------------------------------------------
GSA - Dept. of Labor              55,774          8.77               9/30/10
--------------------------------------------------------------------------------
Lucent Technologies, Inc.         55,532          8.73             12/31/05
--------------------------------------------------------------------------------
H.S. Resources, Inc.              52,749          8.30              6/14/03
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE           332,923         52.37%
--------------------------------------------------------------------------------
(a) Aggregated space including multiple leases, the earliest of which expires 12/31/02


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                      DRUCKER & FAULK MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

                                  ORIGINAL                    CUT-OFF DATE
                                  --------                    ------------
PRINCIPAL BALANCE:                $49,350,000                 $49,291,990

% OF POOL BY UPB                  3.87%

ORGINATOR:                        Archon Financial, LP

NOTE DATE:                        September 29, 2000

INTEREST RATE:                    7.79-7.89%

AMORTIZATION:                     30 Years

MATURITY DATE:                    October 1, 2010

BORROWER/SPONSOR:                 Three loans made to borrowers with a related
                                  sponsor.

CALL PROTECTION:                  Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/ DEFAULT: Loans are not cross-collateralized or cross-defaulted.

ADDITIONAL FINANCING:             None

CASH MANAGEMENT:                  None

MONTHLY RESERVES:                 Replacement:                        $20,266.67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:           3 Loan Portfolio

PROPERTY TYPE:                    Multifamily

LOCATION:                         Orlando, FL (2) & Morrisville, NC

YEAR BUILT / RENOVATED:           1984 & 1987, 1994 & 1998,
                                  and 1999 / NAP

THE COLLATERAL:                   The loans are secured by three multifamily
                                  properties with a total of 1,129 units, two of which are located in Orlando, FL and one of which is located in Morrisville, NC.

PROPERTY MANAGEMENT:              The properties are managed by Drucker & Faulk,
                                  an affiliate of the Borrower

AGGREGATE OCCUPANCY
(9/18 - 9/19/00):                 94.5%

AGGREGATE UNDERWRITTEN
NET CASH FLOW:                    $5,423,196

APPRAISED VALUE:                  $64,200,000

APPRAISAL DATE:                   August 31 & September 14, 2000

CUT-OFF DATE LOAN/UNITS:          $43,660

CUT-OFF DATE LTV:                 76.80%

BALLOON LTV:                      68.47%

UWNCF DSCR:                       1.27x

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                     COLLATERAL DETAILS
---------------------------------------------------------------------------------------------------------------------------
            PROPERTY/LOCATION              CUT-OFF DATE BALANCE     APPRAISED VALUE      LTV       UNITS       OCCUPANCY
---------------------------------------------------------------------------------------------------------------------------
Harbor Pointe Apartments Orlando, FL               $18,378,727          $24,000,000     76.58%       600          92.0%
---------------------------------------------------------------------------------------------------------------------------
Brittany at Waterford Lakes Orlando, FL             15,831,186           21,000,000     75.39        276          98.0
---------------------------------------------------------------------------------------------------------------------------
Cross Timbers Apartments Morrisville, NC            15,082,076           19,200,000     78.55        253          94.0
---------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                             $49,291,990          $64,200,000     76.80%      1129          94.5%
---------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                   AMERISUITES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        SENIOR MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

                                  ORIGINAL                    CUT-OFF DATE
                                  --------                    ------------
PRINCIPAL BALANCE:                $31,500,000                 $31,468,201

% OF POOL BY UPB                  2.47%

ORIGINATOR:                       GMACCM

NOTE DATE:                        October 19, 2000

INTEREST RATE:                    8.44385%

AMORTIZATION:                     25 years

MATURITY DATE:                    November 1, 2010

BORROWER/SPONSOR:                 The Borrower is EQI Financing V, LP, a single
                                  purpose, bankruptcy-remote entity sponsored by
                                  Equity Inns, Inc. (NYSE: ENN).

CALL PROTECTION:                  Prepayment lockout for twenty-four months;
                                  U.S. Treasury defeasance there after

CROSS-COLLATERALIZATION/ DEFAULT: Yes / Yes

ADDITIONAL                        FINANCING: There is an additional companion
                                  loan secured by the first mortgage of the related loan pair with a cut-off date principal balance $4,495,457. This loan is fully subordinate to the related senior mortgage loan.

CASH MANAGEMENT:                  Hard Lockbox

RESERVES:                         Monthly Tax:                        $87,087.83
                                  Debt Service:                       $73,112.22
                                  Replacement:    4% of operating revenues if
                                                  trailing twelve-month DSCR
                                                  falls below 1.45x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:           Portfolio

PROPERTY TYPE:                    Hospitality

LOCATION:                         Various

YEAR BUILT / RENOVATED:           1986-1997/1998-1999

THE COLLATERAL:                   The loan is secured by eight hotels with a
                                  total of 965 units located throughout the United States.

PROPERTY MANAGEMENT:              Six of the properties are managed by Prime
                                  Hospitality Corp. One is managed by
                                  Interstate Hotels Management, Inc. One is managed by Meristar Management Company, LLC.

CURRENT OCCUPANCY (9/1/00):       74.6%

UNDERWRITTEN NET CASH FLOW:       $6,175,617

APPRAISED VALUE:                  $70,800,000

APPRAISAL DATE:                   August, 2000

CUT-OFF DATE LOAN/UNIT:           $32,610

CUT-OFF DATE LTV:                 44.45%

BALLOON LTV:                      36.92%

UWNCF DSCR:                       2.03x

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             LOAN GROUP INFORMATION
-------------------------------------------------------------------------------

LOAN GROUP CUT-OFF DATE
PRINCIPAL BALANCE:                $35,963,658

LOAN GROUP CUT-OFF DATE
PRINCIPAL BALANCE/UNIT:           $37,268

LOAN GROUP INTEREST RATE:         8.25%

LOAN GROUP UWNCF DSCR:            1.81x

LOAN GROUP CUT-OFF DATE LTV:      50.80%
-------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                   AMERISUITES
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                  COLLATERAL DETAILS
---------------------------------------------------------------------------------------------------------------------------------
                 PROPERTY              CITY          STATE  # OF UNITS  YEAR BUILT  OCCUPANCY (a)  ADR (a)   CUT-OFF DATE BALANCE
---------------------------------------------------------------------------------------------------------------------------------
AmeriSuites Tampa               Tampa          Florida            126        1994       72.4%        $94.59          6,721,957
---------------------------------------------------------------------------------------------------------------------------------
AmeriSuites Linthicum Heights   Linthicum      Maryland           128        1996       83.4          86.81          5,678,262
---------------------------------------------------------------------------------------------------------------------------------
AmeriSuites Albuquerque         Albuquerque    New Mexico         128        1997       79.6          68.49          5,314,629
---------------------------------------------------------------------------------------------------------------------------------
Residence Inn Somers Point      Somers Point   New Jersey         120        1986       75.8         105.21          4,720,230
---------------------------------------------------------------------------------------------------------------------------------
AmeriSuites Birmingham          Hoover         Alabama            128        1997       69.4          67.30          2,925,668
---------------------------------------------------------------------------------------------------------------------------------
Homewood Suites Germantown      Germantown     Tennessee           92        1996       66.1          86.64          2,672,175
---------------------------------------------------------------------------------------------------------------------------------
AmeriSuites Forest Park         Forest Park    Ohio               126        1992       62.2          72.33          2,211,515
---------------------------------------------------------------------------------------------------------------------------------
AmeriSuites Flagstaff           Flagstaff      Arizona            117        1993       71.7          60.52          1,223,763
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                            965                   74.6%        $80.00        $31,468,201
---------------------------------------------------------------------------------------------------------------------------------

(a) Occupancy and ADR as of 8/00

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

Prospective investors are advised to read carefully, and should rely solely on, the information contained in the final prospectus supplement and the related prospectus (the "Final Prospectus") in making their investment decision.

This diskette relates to the preliminary prospectus, dated November 20, 2000 and the related prospectus dated November 20, 2000 (together, the "Preliminary Prospectus") relating to the GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates Series 2000-C3.

This diskette should be reviewed only in conjunction with the entire Preliminary Prospectus. This diskette does not contain all relevant information relating to the underlying Mortgage Loans. Such information is described elsewhere in the Preliminary Prospectus.

Any information contained on this diskette will be more fully described elsewhere in the Preliminary Prospectus and definitively set forth in the Final Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and should carefully review the Preliminary Prospectus.

NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CERTIFICATES.


  CONTROL
  NUMBER        LOAN SELLER         LOAN NUMBER                          PROPERTY NAME                            PROPERTY TYPE
     1      GMACCM                     24082       Arizona Mills                                                 Anchored Retail
     2      GMACCM                    GSMC 1       MacArthur Center                                              Anchored Retail
     3      Deutsche Bank            DBM13840      1999 Broadway Building                                            Office
     4      GMACCM                     29734       AmeriSuites                                                       Lodging
    4a      GMACCM                    29734-A      AmeriSuites - Birmingham                                          Lodging
    4b      GMACCM                    29734-B      AmeriSuites Uptown - Albuquerque                                  Lodging
    4c      GMACCM                    29734-C      AmeriSuites - Linthicum Heights                                   Lodging
    4d      GMACCM                    29734-D      AmeriSuites - Tampa                                               Lodging
    4e      GMACCM                    29734-E      AmeriSuites - Flagstaff                                           Lodging
    4f      GMACCM                    29734-F      AmeriSuites - Forest Park                                         Lodging
    4g      GMACCM                    29734-G      Homewood Suites - Germantown                                      Lodging
    4h      GMACCM                    29734-H      Residence Inn - Somers Point                                      Lodging
------------------------------------------------------------------------------------------------------------------------------------
     5      Deutsche Bank            DBM13657      201 East 14th - Coral Tower                                     Multifamily
     6      GMACCM                     21015       St. Croix Apartments at Pelican Marsh                           Multifamily
     7      Deutsche Bank            DBM12838      Coral Gate Apartments                                           Multifamily
     8      GMACCM                     28723       Lichtenstein Retail Portfolio                                 Anchored Retail
    8a      GMACCM                    28723-A      Hale Road Plaza                                               Anchored Retail
    8b      GMACCM                    28723-B      Christmas Tree Shops Plaza                                    Anchored Retail
    8c      GMACCM                    28723-C      Bernie's Plaza                                                Anchored Retail
------------------------------------------------------------------------------------------------------------------------------------
     9      Deutsche Bank            DBM14078      Copper Canyon Apartments                                        Multifamily
    10      Deutsche Bank            DBM13207      201 East 86th Street                                              Retail
    11      GMACCM                     28450       Governor's Square Apartments                                    Multifamily
    12      Archon Financial        09-0001378     Poinsettia Plaza/Main Retail Plaza                            Anchored Retail
    13      Archon Financial        09-0001401     Harbor Pointe Apartments                                        Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    14      Deutsche Bank             DBM9716      A-C Development Portfolio                                     Anchored Retail
    14a     Deutsche Bank            DBM9716-A     Georgetown Square Shopping Center                             Anchored Retail
    14b     Deutsche Bank            DBM9716-B     Lake Murray Shopping Center                                   Anchored Retail
    14c     Deutsche Bank            DBM9716-C     Litchfield Market Village                                     Anchored Retail
    14d     Deutsche Bank            DBM9716-D     Piggly Wiggly                                                 Anchored Retail
------------------------------------------------------------------------------------------------------------------------------------
    15      Deutsche Bank             DBM8915      Maryland Trade Center III                                         Office
    16      Archon Financial        09-0001403     Brittany at Waterford Lakes Apartments                          Multifamily
    17      Archon Financial        09-0001392     Uptown Center                                                     Office
    18      Archon Financial        09-0001388     Long Beach Town Square                                        Anchored Retail
    19      Archon Financial        09-0001402     Cross Timbers Apartments                                        Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    20      GMACCM                     29497       Briargrove Plaza Shopping Center                              Anchored Retail
    21      RFC                      991091618     Valley Creek Office Property                                      Office
    22      Deutsche Bank            DBM11332      Colonial Townhouse                                              Multifamily
    23      RFC                      11029238      Athens Promenade                                              Anchored Retail
    24      RFC                      11029240      DeZavala Oaks Apartments                                        Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    25      GMACCM                     27395       Bound Brook Apartments                                          Multifamily
    26      Deutsche Bank            DBM12916      B & O Building                                                    Office
    27      Deutsche Bank            DBM12721      Napa Valley Apartments                                          Multifamily
    28      RFC                      991091621     Courtyard by Marriott - Orange                                    Lodging
    29      GMACCM                     28997       Hillside Village Shopping Center                              Anchored Retail
------------------------------------------------------------------------------------------------------------------------------------
    30      Archon Financial        09-0001380     One North Main                                                    Office
    31      GMACCM                     28269       Holiday Inn-Pittsburgh Airport                                    Lodging
    32      Archon Financial        09-0001412     International Business Park IV                                    Office
    33      GMACCM                     27302       Fairfax Circle Shopping Center                                    Retail
    34      Archon Financial        09-0001367     East Town Center                                              Anchored Retail
------------------------------------------------------------------------------------------------------------------------------------
    35      RFC                      991091659     Avanex II                                                       Industrial
    36      Archon Financial        09-0001399     1200 Pacific Avenue                                              Mixed Use
    37      Archon Financial        09-0001381     Winchester Meadows                                            Anchored Retail
    38      RFC                      991091630     Porter Square Galleria                                            Retail
    39      Archon Financial        09-0001398     Waterview Apartments                                            Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    40      RFC                      991091620     Courtyard by Marriott - Westborough                               Lodging
    41      Deutsche Bank            DBM12603      Dominion Plaza                                                Anchored Retail
    42      RFC                      991091256     Windover of Melbourne Apartments                                Multifamily
    43      Deutsche Bank            DBM12582      Ridge Carlton Apartments                                        Multifamily
    44      Deutsche Bank            DBM13891      Whisper Hollow                                                  Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    45      RFC                      991091662     Park Colony Apartments                                          Multifamily
    46      Deutsche Bank            DBM13933      265 East Office Building                                          Office
    47      Archon Financial        09-0001385     Pioneer Plaza I & II                                              Office
    48      Deutsche Bank            DBM14180      Chandler's Mill Apartments                                      Multifamily
    49      Deutsche Bank            DBM13255      Industry Hills Business Park                                    Industrial
------------------------------------------------------------------------------------------------------------------------------------
    50      GMACCM                     28270       Courtyard by Marriott                                             Lodging
    51      GMACCM                     28492       Vistas at Northbrook                                            Multifamily
    52      Archon Financial        09-0001365     Belle Mill Landing                                            Anchored Retail
    53      GMACCM                     28640       Fairfield Inn by Marriott                                         Lodging
    54      RFC                      991091255     Windover Health Club Apartments                                 Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    55      Deutsche Bank            DBM13573      Pineridge Shopping Center                                     Anchored Retail
    56      Archon Financial        09-0001369     Valley High Business Center                                       Office
    57      Deutsche Bank            DBM10207      Dove Canyon Plaza                                                 Retail
    58      RFC                      11029222      The Willows Apartments                                          Multifamily
    59      GMACCM                     24767       Villages at McClintock                                          Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    60      GMACCM                     28491       TownePlace Suites by Marriott                                     Lodging
    61      GMACCM                     28350       Bay Shore Retail Center                                           Retail
    62      Archon Financial        09-0001386     Hillsdale Office Center                                           Office
    63      GMACCM                     28616       Waterford at Summit View Apartments                             Multifamily
    64      GMACSLP                 01-1026848     Bongiovanni Apartment Portfolio                                 Multifamily
    64a     GMACSLP                01-1026848-A    2100 Westbury Court Apartments                                  Multifamily
    64b     GMACSLP                01-1026848-B    2110 Westbury Court Apartments                                  Multifamily
    64c     GMACSLP                01-1026848-C    3506 Newkirk Avenue Apartments                                  Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    65      Deutsche Bank            DBM12720      Pennyfield Estates                                              Multifamily
    66      Archon Financial        09-0001391     Crystal Lake Apartments                                         Multifamily
    67      RFC                      11029255      Fowler Plaza                                                      Retail
    68      RFC                      991091257     Windover Golden Pointe                                          Multifamily
    69      Deutsche Bank            DBM13574      Kelley Corner                                                 Anchored Retail
------------------------------------------------------------------------------------------------------------------------------------
    70      RFC                      991091664     Bluffs IV                                                         Office
    71      GMACSLP                 01-1027968     2911 Florence Avenue Retail                                       Retail
    72      Archon Financial        09-0001334     Home-Kim Group                                                  Industrial
    73      Archon Financial        09-0001397     Greencastle Market Place                                      Anchored Retail
    74      Deutsche Bank            DBM13892      High Point Apartments                                           Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    75      GMACCM                     28493       Courtyard by Marriott                                             Lodging
    76      Deutsche Bank            DBM13744      Powerline Business Center                                       Industrial
    77      Archon Financial        09-0001387     Hanke Building                                                    Office
    78      Archon Financial        09-0001407     Sierra Town Center                                            Anchored Retail
    79      Archon Financial        09-0001382     Sequoia Grove                                                   Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    80      Archon Financial        09-0001349     Little River Square Shopping Center                           Anchored Retail
    81      GMACCM                     28499       Courtyard by Marriott (MI)                                        Lodging
    82      GMACSLP                 01-1027711     Parkview Professional Building                                    Office
    83      GMACCM                     28497       Fairfield Inn by Marriott (TX)                                    Lodging
    84      Archon Financial        09-0001376     Arizona Corporate Center                                        Industrial
------------------------------------------------------------------------------------------------------------------------------------
    85      GMACCM                     29297       Amtech Systems Corporation Facility                             Industrial
    86      GMACSLP                 01-1026840     Kendall Apartment Portfolio                                     Multifamily
    86a     GMACSLP                01-1026840-A    39th Street Apartments                                          Multifamily
    86b     GMACSLP                01-1026840-B    Sutton Place Apartments                                         Multifamily
    86c     GMACSLP                01-1026840-C    Winston Drive Apartments                                        Multifamily
    86d     GMACSLP                01-1026840-D    25th Street Apartments                                          Multifamily
    86e     GMACSLP                01-1026840-E    Kennedy Drive Apartments                                        Multifamily
    86f     GMACSLP                01-1026840-F    Loganwood Apartments                                            Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    87      Archon Financial        09-0001396     Cardinal Plaza Shopping Center                                Anchored Retail
    88      RFC                      991091661     Linens & Things                                                   Retail
    89      Archon Financial        09-0001366     Mill Plain Court Apartments                                     Multifamily
    90      GMACCM                     27443       Microtel Inn & Suites (Maryland)                                  Lodging
    91      RFC                      991091652     Wellington Mobile Home Park                                  Mobile Home Park
------------------------------------------------------------------------------------------------------------------------------------
    92      RFC                      991091668     Suncrest Village Apartments                                     Multifamily
    93      Deutsche Bank            DBM13675      77 Arkay & 89 Cabot                                               Various
    93a     Deutsche Bank           DBM13675-A     77 Arkay Drive                                                    Office
    93b     Deutsche Bank           DBM13675-B     89 Cabot Court                                                  Industrial
    94      GMACCM                     28233       Bainbridge Self-Storage                                        Self-Storage
------------------------------------------------------------------------------------------------------------------------------------
    95      Archon Financial        09-0001411     Garden Court Apartments                                         Multifamily
    96      Archon Financial        09-0001375     Varnell Crossing Shopping Center                              Anchored Retail
    97      Archon Financial        09-0001404     South Hill Park Professional Center                               Office
    98      RFC                      11029223      Best Buy Mankato                                              Anchored Retail
    99      GMACCM                     28394       Pine Circle Townhomes                                           Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    100     RFC                      991091254     Windover of Fort Pierce Apartments                              Multifamily
    101     Archon Financial        09-0001373     Muir Heights Apartments                                         Multifamily
    102     RFC                      991091647     Metro Park Complex                                              Industrial
    103     Archon Financial        09-0001400     Granite Industrial Center                                       Industrial
    104     Archon Financial        09-0001410     Durango Crossing Shopping Center                              Anchored Retail
------------------------------------------------------------------------------------------------------------------------------------
    105     Archon Financial        09-0001394     One Summerside Place                                              Office
    106     Archon Financial        09-0001393     Shepherd Hills Center                                             Office
    107     GMACSLP                 01-1026670     Island Mall                                                       Retail
    108     RFC                      991091633     Route One Crossing                                                Retail
    109     RFC                      991091653     Riverbend MHP                                                Mobile Home Park
------------------------------------------------------------------------------------------------------------------------------------
    110     Deutsche Bank            DBM12529      Shiels Medical Center Plaza I & II                                Office
    111     Archon Financial        09-0001408     Alder Square Office Building                                      Office
    112     GMACCM                     27764       Timberlake Courts Apartments                                    Multifamily
    113     Deutsche Bank            DBM13456      First Banister and Banister Place                                 Office
    114     RFC                      991091657     Eckerd Drug/Children's Hospital                               Anchored Retail
------------------------------------------------------------------------------------------------------------------------------------
    115     RFC                      991091654     Beacon Commons                                                  Multifamily
    116     Deutsche Bank            DBM12485      Brightleaf Shopping Center                                    Anchored Retail
    117     Deutsche Bank            DBM13977      Madison Springs Plaza                                         Anchored Retail
    118     RFC                      11029256      Mission Square Retail Center                                      Retail
    119     GMACSLP                 01-1025159     Highland Park Apartments                                        Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    120     GMACSLP                 01-1026870     Ashley Apartment Building                                       Multifamily
    121     Archon Financial        09-0001370     Thomasville Furniture Showroom                                Anchored Retail
    122     Archon Financial        09-0001374     7419-7431 Lindbergh Drive                                       Industrial
    123     GMACSLP                 01-1028013     Carlton Heights Apartments                                      Multifamily
    124     Archon Financial        09-0001372     Insight AirCenter                                               Industrial
------------------------------------------------------------------------------------------------------------------------------------
    125     RFC                      991091632     Louis Brandman and Sons                                           Retail
    126     RFC                      991091646     Empire Building                                                 Multifamily
    127     RFC                      991091669     Courtyard Park                                                  Multifamily
    128     RFC                      991091631     Lansdale & Five Points Apartments                               Multifamily
    129     Archon Financial        09-0001390     Cavalier Office Park - Building B                                 Office
------------------------------------------------------------------------------------------------------------------------------------
    130     GMACSLP                 01-1027426     Colonial Apartments                                             Multifamily
    131     GMACCM                     27963       University Avenue Office Building                                 Office
    132     Archon Financial        09-0001389     Cavalier Office Park - Building A                                 Office
    133     GMACSLP                 01-1024923     Trinity Towers, Brittany Apartments, Wagner Apts                Multifamily
   133a     GMACSLP                01-1024923-A    Trinity Towers Apartments                                       Multifamily
   133b     GMACSLP                01-1024923-B    Brittany Apartments                                             Multifamily
   133c     GMACSLP                01-1024923-C    Wagner Apartments                                               Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    134     RFC                      991091622     Federal Plaza Shopping Center                                     Retail
    135     RFC                      991091666     Parkwood Square Shopping Center                                   Retail
    136     Deutsche Bank            DBM13480      Alhambra Mobile Home Park                                    Mobile Home Park
    137     RFC                      991091626     Carrollton/Del-Mar Apartments                                   Multifamily
    138     RFC                      991091624     Grand Manor Apartments                                          Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    139     GMACCM                     27587       Airline Medical Office                                            Office
    140     GMACSLP                 01-1027758     171 - 181 Market Street Office                                    Office
    141     GMACCM                     27965       Congress Avenue Office Park I                                     Office
    142     RFC                      991091635     Ath-Dara                                                        Multifamily
    143     RFC                      11029249      Bridgewater Mews                                                  Office
------------------------------------------------------------------------------------------------------------------------------------
    144     Deutsche Bank            DBM13324      Foothills Business Park                                         Industrial
    145     RFC                      991091644     Descanso Plaza Apartments                                       Multifamily
    146     GMACSLP                 01-1027009     Hudson Place Apartments                                         Multifamily
    147     GMACSLP                 01-1025837     Greenville Shopping Center                                        Retail
    148     GMACCM                     26252       Hunt Club Apartments                                            Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    149     GMACCM                     28267       El Camino Real Courtyards                                         Office
    150     RFC                      991091619     Bluebird Apartments                                             Multifamily
    151     RFC                      991091628     Wexford Apartments                                              Multifamily
    152     GMACSLP                 01-1026862     Beach AC Mini-Storage                                          Self-Storage
    153     GMACSLP                 01-1026872     Palmetto Medical Park                                             Office
------------------------------------------------------------------------------------------------------------------------------------
    154     GMACCM                     28261       Arcadia Business Center                                           Office
    155     RFC                      991091627     South Lamar Retail                                                Retail
    156     RFC                      991091663     Wheatley Plaza Apartments                                       Multifamily
    157     GMACSLP                 01-1024063     100 East Main Office                                              Office
    158     GMACSLP                 01-1027024     Patriot Self Storage                                           Self-Storage
------------------------------------------------------------------------------------------------------------------------------------
    159     GMACCM                     27964       Beach Professional Plaza                                          Office
    160     GMACSLP                 01-1027879     374 South 5th Street Apartments                                 Multifamily
    161     RFC                      991091645     210-230 West Nyack Road                                         Industrial
    162     GMACSLP                 01-1023747     Independent Packaging Industrial Building                       Industrial
    163     GMACCM                     28992       Brentstone Apartments                                           Multifamily
------------------------------------------------------------------------------------------------------------------------------------
    164     RFC                      991091650     Metacom Apartments                                              Multifamily
    165     RFC                      991091634     Oak Apartments                                                  Multifamily
    166     RFC                      991091649     Metacom Retail                                                    Retail
    167     GMACSLP                 01-1028782     367 South 5th Street Multifamily                                Multifamily
    168     RFC                      11029241      La Comercia                                                       Retail
------------------------------------------------------------------------------------------------------------------------------------
    169     RFC                      991091623     Plant City Shopping Center                                        Retail
    170     GMACSLP                 01-1028014     Fairfield Apartments                                            Multifamily
    171     RFC                      991091655     Southern Acres MHP                                           Mobile Home Park
    172     RFC                      991091651     Willow Lane Apartments                                          Multifamily
    173     RFC                      991091665     Huffmeister Plaza                                                 Retail
------------------------------------------------------------------------------------------------------------------------------------
    174     RFC                      991091625     Belmont Square                                                    Retail
    175     RFC                      991091658     15-17 Massasoit Ave.                                            Multifamily
------------------------------------------------------------------------------------------------------------------------------------


  CONTROL
  NUMBER                                    ADDRESS                                              CITY                   STATE
     1      5000 Arizona Mills Circle                                                Tempe                             Arizona
     2      300 Monticello Avenue                                                    Norfolk                           Virginia
     3      1999 Broadway                                                            Denver                            Colorado
     4
    4a      2980 Highway 150                                                         Hoover                            Alabama
    4b      6901 Arvada Avenue, N.E.                                                 Albuquerque                      New Mexico
    4c      940 International Drive                                                  Linthicum Heights                 Maryland
    4d      4811 West Main Street                                                    Tampa                             Florida
    4e      2455 South Beulah Boulevard                                              Flagstaff                         Arizona
    4f      12001 Chase Plaza Drive                                                  Forest Park                         Ohio
    4g      7855 Wolf River Parkway                                                  Germantown                       Tennessee
    4h      900 Mays Landing Road                                                    Somers Point                     New Jersey
------------------------------------------------------------------------------------------------------------------------------------
     5      201 East 14th Street                                                     New York                          New York
     6      4600 St. Croix Lane                                                      Naples                            Florida
     7      6990 N.W. 186th Street                                                   Miami                             Florida
     8
    8a      120 Hale Road                                                            Manchester                      Connecticut
    8b      1505 South Washington Street                                             North Attleboro                Massachusetts
    8c      40 Cumberland Avenue                                                     North Attleboro                Massachusetts
------------------------------------------------------------------------------------------------------------------------------------
     9      5055 West Hacienda Avenue                                                Las Vegas                          Nevada
    10      201 East 86th Street                                                     New York                          New York
    11      520 P Street, 1451 3rd Street                                            Sacramento                       California
    12      4250-4360 East Main Street & 4687-4731 Telephone Road                    Ventura                          California
    13      5757 Five Flags Boulevard                                                Orlando                           Florida
------------------------------------------------------------------------------------------------------------------------------------
    14

    14a     821 King George Boulevard                                                Savannah                          Georgia
    14b     760 US Highway 378                                                       Lexington                      South Carolina
    14c     115 Willbrook Boulevard                                                  Pawley's Island                South Carolina
    14d     1338 North Way (US Hwy 17)                                               Darien                            Georgia
------------------------------------------------------------------------------------------------------------------------------------
    15      7501 Greenway Center Drive                                               Greenbelt                         Maryland
    16      701 Brittany Lakes Lane                                                  Orlando                           Florida
    17      2626 Howell Street                                                       Dallas                             Texas
    18      3978 Cherry Avenue                                                       Long Beach                       California
    19      900 Golden Horseshoe Circle                                              Morrisville                    North Carolina
------------------------------------------------------------------------------------------------------------------------------------
    20      6100 - 6154 Westheimer Road                                              Houston                            Texas
    21      8301, 8401, & 8501 Golden Valley Road                                    Golden Valley                    Minnesota
    22      29 Foster Drive                                                          Willimantic                     Connecticut
    23      3640-3660 Atlanta Highway                                                Athens                            Georgia
    24      6033 DeZavala Road                                                       San Antonio                        Texas
------------------------------------------------------------------------------------------------------------------------------------
    25      West Union Avenue                                                        Bound Brook                      New Jersey
    26      2 North Charles                                                          Baltimore                         Maryland
    27      1349 Horizon Ridge Parkway                                               Henderson                          Nevada
    28      136 Marsh Hill Road                                                      Orange                          Connecticut
    29      6441 E. Mockingbird Lane                                                 Dallas                             Texas
------------------------------------------------------------------------------------------------------------------------------------
    30      101 North Main Street                                                    Ann Arbor                         Michigan
    31      1406 Beers School Road                                                   Moon Township                   Pennsylvania
    32      6504 International Parkway                                               Plano                              Texas
    33      9629-9703 Lee Highway                                                    Fairfax                           Virginia
    34      2090 Lincoln Highway East                                                East Lampeter Township          Pennsylvania
------------------------------------------------------------------------------------------------------------------------------------
    35      40949 Encyclopedia Circle                                                Fremont                          California
    36      1200 Pacific Avenue                                                      Santa Cruz                       California
    37      40335-40355 Winchester Road                                              Temecula                         California
    38      One Porter Square                                                        Cambridge                      Massachusetts
    39      220 First Street                                                         Kirkland                         Washington
------------------------------------------------------------------------------------------------------------------------------------
    40      3 Technology Drive                                                       Westborough                    Massachusetts
    41      333 Dominion Blvd./1620 Cedar Road                                       Chesapeake                        Virginia
    42      2255 Friday Court #225                                                   West Melbourne                    Florida
    43      7373 Ridge Avenue                                                        Philadelphia                    Pennsylvania
    44      3300 Parker Lane                                                         Austin                             Texas
------------------------------------------------------------------------------------------------------------------------------------
    45      9127 N. Potter Road                                                      Des Plaines                       Illinois
    46      265 East 100 South Street                                                Salt Lake City                      Utah
    47      1109 & 1211 W. Myrtle                                                    Boise                              Idaho
    48      6350 MeadowVista                                                         Corpus Christi                     Texas
    49      15940-16056 Amar Rd., 15940-16063 Kaplan Avenue                          City of Industry                 California
------------------------------------------------------------------------------------------------------------------------------------
    50      2700 Hoppe Trail                                                         Round Rock                         Texas
    51      619 West Orlando Avenue                                                  Normal                            Illinois
    52      94 West Belle Mill Road                                                  Red Bluff                        California
    53      2750 Slater Road                                                         Morrisville                    North Carolina
    54      5496 Fitness Circle                                                      Orlando                           Florida
------------------------------------------------------------------------------------------------------------------------------------
    55      1788 East Broad Avenue                                                   Rockingham                     North Carolina
    56      3535-3625 40th Avenue Northwest                                          Rochester                        Minnesota
    57      31911-31991 Dove Canyon Drive                                            Trabuco Canyon                   California
    58      49330 Carlos Road                                                        Chesterfield Township             Michigan
    59      1701 East Don Carlos Avenue                                              Tempe                             Arizona
------------------------------------------------------------------------------------------------------------------------------------
    60      66 Zephyr Road                                                           Williston                         Vermont
    61      3845 Bayshore Road                                                       Lower Township                   New Jersey
    62      1291 & 1295 East Hillsdale Boulevard                                     Foster City                      California
    63      8301 Presidents Drive                                                    Swatara Township                Pennsylvania
    64
    64a     2100 Westbury Court                                                      Brooklyn                          New York
    64b     2110 Westbury Court                                                      Brooklyn                          New York
    64c     3506 Newkirk Avenue                                                      Brooklyn                          New York
------------------------------------------------------------------------------------------------------------------------------------
    65      10 Pennyfield Avenue                                                     Bronx                             New York
    66      1600-1768 Crystal Lake Drive                                             Corvallis                          Oregon
    67      2301 East Fowler Avenue                                                  Tampa                             Florida
    68      2555 Friday Court #225                                                   West Melbourne                    Florida
    69      230 Kelly Street                                                         Lake City                      South Carolina
------------------------------------------------------------------------------------------------------------------------------------
    70      6305 & 6309 Carpinteria Avenue                                           Carpinteria                      California
    71      2911 Florence Avenue                                                     Los Angeles                      California
    72      10103 Residency Road                                                     Manassas                          Virginia
    73      N. Antrim Way (Route 11) at Walter Avenue                                Greencastle                     Pennsylvania
    74      2400 Wickersham Lane                                                     Austin                             Texas
------------------------------------------------------------------------------------------------------------------------------------
    75      80 Northeast Loop 410                                                    San Antonio                        Texas
    76      5601 North Powerline Road                                                Fort Lauderdale                   Florida
    77      1110-1130 Main Street                                                    Cincinnati                          Ohio
    78      2020 Craig Road                                                          North Los Vegas                    Nevada
    79      900-986 Podva Road                                                       Danville                         California
------------------------------------------------------------------------------------------------------------------------------------
    80      1312 West Granthan Street                                                Goldsboro                      North Carolina
    81      1592 Mall Drive                                                          Benton Harbor                     Michigan
    82      1800 Rockaway Avenue                                                     Hewlett                           New York
    83      88 Northeast Loop 410                                                    San Antonio                        Texas
    84      531 & 561 E. Elliot Rd and 574 E. Alamo Dr.                              Chandler                          Arizona
------------------------------------------------------------------------------------------------------------------------------------
    85      8600 Jefferson Street, NE                                                Albuquerque                      New Mexico
    86
    86a     975, 1005, 1015 39th Street                                              Bettendorf                          Iowa
    86b     1832 - 1836 Sutton Court                                                 Bettendorf                          Iowa
    86c     3370 - 3400 Winston Drive                                                Bettendorf                          Iowa
    86d     3902 25th Street                                                         Moline                            Illinois
    86e     2005 - 2007 Kennedy Drive                                                East Moline                       Illinois
    86f     2104 18th Avenue                                                         Moline                            Illinois
------------------------------------------------------------------------------------------------------------------------------------
    87      1419 East Andrews Avenue                                                 Henderson                      North Carolina
    88      3200 Mall Loop Drive                                                     Joliet                            Illinois
    89      16410 SE 5th Street                                                      Vancouver                        Washington
    90      1170 Winterson Road                                                      Linthicum                         Maryland
    91      245 Lancaster Drive                                                      Reno                               Nevada
------------------------------------------------------------------------------------------------------------------------------------
    92      10901 & 11061 Village Bend Lane                                          Houston                            Texas
    93
    93a     77 Arkay Drive                                                           Hauppauge                         New York
    93b     89 Cabot Court                                                           Hauppauge                         New York
    94      9300 Sportsman Club Road NE                                              Bainbridge Island                Washington
------------------------------------------------------------------------------------------------------------------------------------
    95      119 19th Ave. E                                                          Seattle                          Washington
    96      3901 Cleveland Highway                                                   Varnell                           Georgia
    97      702 South Hill Park Drive                                                Puyallup                         Washington
    98      1895 Adam Street                                                         Mankato                          Minnesota
    99      7102-7196 Lodgepole Drive, SE                                            Grand Rapids                      Michigan
------------------------------------------------------------------------------------------------------------------------------------
    100     2476 Atlantis Drive                                                      Ft. Pierce                        Florida
    101     2129 Muir Field Road                                                     Madison                          Wisconsin
    102     333 Metro Park                                                           Rochester                         New York
    103     3625-3775 West Teco Avenue                                               Las Vegas                          Nevada
    104     1145 S. Camino Del Rio                                                   Durango                           Colorado
------------------------------------------------------------------------------------------------------------------------------------
    105     5999 Summerside Drive                                                    Dallas                             Texas
    106     5930, 5940 & 5980 Hamilton Blvd.                                         Wescosville                     Pennsylvania
    107     1425 McCulloch Boulevard                                                 Lake Havasu City                  Arizona
    108     108 Newbury Street (Route 1)                                             Peabody                        Massachusetts
    109     7535 Northeast River Road                                                Otsego                           Minnesota
------------------------------------------------------------------------------------------------------------------------------------
    110     2731 & 2811 Lemmon Avenue                                                Dallas                             Texas
    111     1404 South Central Avenue                                                Kent                             Washington
    112     125 Interstate Highway 10 North                                          Beaumont                           Texas
    113     3816 So.1st St.& 3809 So.2nd St.                                         Austin                             Texas
    114     2604 - 2606 Route 130 North                                              Cinnaminson                      New Jersey
------------------------------------------------------------------------------------------------------------------------------------
    115     5629-5669 Beacon Street                                                  Pittsburgh                      Pennsylvania
    116     220 East Marlboro Road                                                   Farmville                      North Carolina
    117     25285 Madison Avenue                                                     Murrieta                         California
    118     9735 Old St. Augustine Road                                              Jacksonville                      Florida
    119     6622 - 6766 North Fessenden Street                                       Portland                           Oregon
------------------------------------------------------------------------------------------------------------------------------------
    120     4954 West Pine Boulevard                                                 St. Louis                         Missouri
    121     11705 Carolina Place Parkway                                             Pineville                      North Carolina
    122     7419-7431 Lindbergh Drive                                                Gaithersburg                      Maryland
    123     8206 Bunche Drive                                                        Dallas                             Texas
    124     6845 Escondido Street                                                    Las Vegas                          Nevada
------------------------------------------------------------------------------------------------------------------------------------
    125     173 Main Street and 10 Catherine Street                                  Norwalk                         Connecticut
    126     1231 Walnut Street                                                       Philadelphia                    Pennsylvania
    127     4201 Oglethorpe Street                                                   Hyattsville                       Maryland
    128     2713, 2719 Azalea Gardens Rd & 1209-1213 Norview Ave                     Norfolk                           Virginia
    129     51 Cavalier Boulevard                                                    Florence                          Kentucky
------------------------------------------------------------------------------------------------------------------------------------
    130     165 Pearl Street                                                         Seymour                         Connecticut
    131     7373 University Avenue                                                   La Mesa                          California
    132     47 Cavalier Boulevard                                                    Florence                          Kentucky
    133
   133a     34 - 38 Vernon Street                                                    Hartford                        Connecticut
   133b     44 New Britain Avenue                                                    Hartford                        Connecticut
   133c     59 Webster Street                                                        Hartford                        Connecticut
------------------------------------------------------------------------------------------------------------------------------------
    134     1924-1960 S. Federal Highway                                             Stuart                            Florida
    135     3010 Highway 30 West                                                     Huntsville                         Texas
    136     109 East Monterey Drive                                                  Globe                             Arizona
    137     1600 & 1610 Belt Line Drive                                              Carrollton                         Texas
    138     7405 W 123rd Street                                                      Apple Valley                     Minnesota
------------------------------------------------------------------------------------------------------------------------------------
    139     5990 Airline Drive                                                       Houston                            Texas
    140     171 - 181 Market Street                                                  Paterson                         New Jersey
    141     1760 N. Congress Avenue                                                  West Palm Beach                   Florida
    142     83-93 S. Lansdowne Avenue                                                Lansdowne                       Pennsylvania
    143     1952 Route 22 East                                                       Bridgewater                      New Jersey
------------------------------------------------------------------------------------------------------------------------------------
    144     16006 - 16016 Foothill Boulevard                                         Irwindale                        California
    145     11102 East 16th Avenue                                                   Aurora                            Colorado
    146     5605, 5610, 5611, 5612 Hudson Street; 1517-1519 Matilda St.              Dallas                             Texas
    147     2715 Traders Road                                                        Greenville                         Texas
    148     2211 West Hickory Street                                                 Denton                             Texas
------------------------------------------------------------------------------------------------------------------------------------
    149     250 El Camino Real                                                       Tustin                           California
    150     900 - 908 Rice Street                                                    St. Paul                         Minnesota
    151     430 Elm Street                                                           Pottstown                       Pennsylvania
    152     101 Central Road                                                         Indian Harbor Beach               Florida
    153     22023 State Road 7                                                       Boca Raton                        Florida
------------------------------------------------------------------------------------------------------------------------------------
    154     735 W. Duarte Road                                                       Arcadia                          California
    155     2300 South Lamar Boulevard                                               Austin                             Texas
    156     5600 Market Street                                                       Houston                            Texas
    157     100 East Main Street and 101 East Water Street                           Charlottesville                   Virginia
    158     1144 Sigman Road                                                         Conyers                           Georgia
------------------------------------------------------------------------------------------------------------------------------------
    159     12362 Beach Boulevard                                                    Stanton                          California
    160     374 South 5th Street                                                     Brooklyn                          New York
    161     210 - 230 West Nyack Road                                                West Nyack                        New York
    162     303 North Curry Pike                                                     Bloomington                       Indiana
    163     2712 Bartlett Avenue                                                     Pascagoula                      Mississippi
------------------------------------------------------------------------------------------------------------------------------------
    164     400R Metacom Avenue                                                      Bristol                         Rhode Island
    165     8904-8914 Temple Terrace Highway                                         Tampa                             Florida
    166     390 Metacom Avenue                                                       Bristol                         Rhode Island
    167     367 South 5th Street                                                     Brooklyn                          New York
    168     5805 Lyons Avenue                                                        Houston                            Texas
------------------------------------------------------------------------------------------------------------------------------------
    169     1705-1707 Jim Redman Parkway                                             Plant City                        Florida
    170     100 South Bowser Road                                                    Richardson                         Texas
    171     3334 East Southern Avenue                                                Phoenix                           Arizona
    172     3101-3111 Willow Lane                                                    Bronx(Pelham Bay)                 New York
    173     11302 Huffmeister Road                                                   Houston                            Texas
------------------------------------------------------------------------------------------------------------------------------------
    174     6347-6359 West Belmont Avenue                                            Chicago                           Illinois
    175     15-17 Massasoit Ave.                                                     Bristol                         Rhode Island
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             PARTICIPATION
  CONTROL                  CROSS COLLATERALIZED                              ORIGINAL          ORIGINAL         CUT-OFF DATE
  NUMBER      ZIP CODE            GROUPS             RELATED GROUPS         BALANCE ($)       BALANCE ($)        BALANCE ($)
     1         85282                                                        146,000,000                         145,831,430
     2         23510                                                        101,000,000                         101,000,000
     3         80202                                                         50,000,000                          49,966,246
     4                                                                       31,500,000     $31,500,000.00       31,468,201
    4a         35244
    4b         87110
    4c         21090
    4d         33607
    4e         86001
    4f         45240
    4g         38138
    4h         08244
------------------------------------------------------------------------------------------------------------------------------
     5         10003                                                         30,000,000                          29,978,826
     6         34109                                                         29,800,000                          29,800,000
     7         33015                                                         28,400,000                          28,340,494
     8                                                   Group 1             28,350,000                          28,331,922
    8a         06040
    8b         02760
    8c         02760
------------------------------------------------------------------------------------------------------------------------------
     9         89118                                                         25,500,000                          25,472,358
    10         11028                                                         20,000,000                          19,986,797
    11         95814                                                         19,600,000                          19,556,631
    12         93033                                                         19,500,000                          19,457,892
    13         32822                                     Group 8             18,400,000                          18,378,727
------------------------------------------------------------------------------------------------------------------------------
    14                                                                       18,273,900                          18,243,221
    14a        31419
    14b        29072
    14c        29585
    14d        31305
------------------------------------------------------------------------------------------------------------------------------
    15         20770                                                         18,100,000                          18,068,851
    16         32828                                     Group 8             15,850,000                          15,831,186
    17         75204                                                         15,280,000                          15,252,319
    18         90807                                                         15,200,000                          15,174,418
    19         27560                                     Group 8             15,100,000                          15,082,077
------------------------------------------------------------------------------------------------------------------------------
    20         77057                                                         14,950,000                          14,939,887
    21         55427                                                         14,000,000                          13,947,530
    22         06226                                                         14,000,000                          13,976,203
    23         30606                                                         13,300,000                          13,286,010
    24         78249                                                         13,150,000                          13,150,000
------------------------------------------------------------------------------------------------------------------------------
    25         08805                                     Group 1             12,960,000                          12,960,000
    26         21201                                                         12,800,000                          12,786,275
    27         89012                                                         12,200,000                          12,174,928
    28         06477                                     Group 4             12,190,000                          12,123,647
    29         75214                                                         12,050,000                          12,029,212
------------------------------------------------------------------------------------------------------------------------------
    30         48104                                                         11,890,000                          11,882,403
    31         15108                                                         10,500,000                          10,481,894
    32         75093                                                         10,350,000                          10,343,223
    33         22031                                                          9,600,000                           9,579,724
    34         17576                                                          9,500,000                           9,480,693
------------------------------------------------------------------------------------------------------------------------------
    35         94538                                                          9,500,000                           9,477,053
    36         95060                                                          9,465,800                           9,455,001
    37         92591                                                          9,000,000                           8,990,766
    38         02140                                                          8,885,000                           8,833,493
    39         98033                                                          8,700,000                           8,694,103
------------------------------------------------------------------------------------------------------------------------------
    40         01581                                     Group 4              8,630,000                           8,583,025
    41         23322                                                          7,280,000                           7,272,151
    42         32904              Group C                                     6,820,000                           6,805,233
    43         19128                                                          6,700,000                           6,688,696
    44         78741              Group F                                     6,600,000                           6,593,077
------------------------------------------------------------------------------------------------------------------------------
    45         60016                                                          6,500,000                           6,483,295
    46         84111                                                          6,500,000                           6,495,813
    47         83702                                                          6,400,000                           6,395,852
    48         78414                                                          6,160,000                           6,153,139
    49         91744                                                          6,150,000                           6,139,726
------------------------------------------------------------------------------------------------------------------------------
    50         78681                                                          6,100,000                           6,083,592
    51         61761                                                          6,100,000                           6,085,660
    52         96080                                                          5,840,000                           5,828,362
    53         27560                                                          5,800,000                           5,786,500
    54         32839              Group C                                     5,725,000                           5,712,604
------------------------------------------------------------------------------------------------------------------------------
    55         28379                                                          5,570,000                           5,566,570
    56         55901                                                          5,550,000                           5,540,752
    57         92679                                                          5,550,000                           5,546,720
    58         48045                                                          5,480,000                           5,470,868
    59         85281                                                          5,400,000                           5,393,921
------------------------------------------------------------------------------------------------------------------------------
    60         05495                                                          5,200,000                           5,185,037
    61         08204                                                          5,100,000                           5,094,598
    62         94404                                                          5,000,000                           4,994,856
    63         17111                                                          5,000,000                           4,996,645
    64                                                                        4,975,000                           4,965,197
    64a        11225
    64b        11225
    64c        11225
------------------------------------------------------------------------------------------------------------------------------
    65         10465                                                          4,975,000                           4,965,878
    66         97333                                                          4,850,000                           4,840,999
    67         33612                                                          4,808,000                           4,803,377
    68         32904              Group C                                     4,805,000                           4,794,596
    69         29560                                                          4,800,000                           4,797,044
------------------------------------------------------------------------------------------------------------------------------
    70         93013                                                          4,700,000                           4,677,703
    71         90255                                                          4,650,000                           4,641,273
    72         20110                                                          4,500,000                           4,482,939
    73         17225                                                          4,500,000                           4,491,743
    74         78741              Group F                                     4,450,000                           4,445,332
------------------------------------------------------------------------------------------------------------------------------
    75         78216                                     Group 2              4,400,000                           4,385,061
    76         33309                                                          4,200,000                           4,195,643
    77         45210                                                          4,125,000                           4,116,011
    78         89031                                                          4,100,000                           4,097,353
    79         94526                                                          4,016,000                           4,011,196
------------------------------------------------------------------------------------------------------------------------------
    80         27530                                                          3,850,000                           3,839,200
    81         49022                                     Group 2              3,800,000                           3,786,431
    82         11557                                                          3,765,000                           3,755,960
    83         78216                                     Group 2              3,700,000                           3,687,438
    84         85225                                                          3,550,000                           3,546,317
------------------------------------------------------------------------------------------------------------------------------
    85         87113                                                          3,500,000                           3,496,165
    86                                                                        3,450,000                           3,443,562
    86a        52722
    86b        52722
    86c        52722
    86d        61265
    86e        61244
    86f        61265
------------------------------------------------------------------------------------------------------------------------------
    87         27536                                                          3,400,000                           3,396,048
    88         60432                                                          3,400,000                           3,388,080
    89         98684                                                          3,300,000                           3,296,462
    90         21090                                                          3,300,000                           3,288,994
    91         89506                                                          3,260,000                           3,253,412
------------------------------------------------------------------------------------------------------------------------------
    92         77072                                                          3,225,000                           3,217,979
    93                                                                        3,201,000                           3,197,651
    93a        11788
    93b        11788
    94         98110                                                          3,200,000                           3,194,811
------------------------------------------------------------------------------------------------------------------------------
    95         98112                                                          3,195,000                           3,192,777
    96         30721                                                          3,150,000                           3,146,768
    97         98373                                                          3,080,000                           3,077,983
    98         56001                                                          3,000,000                           2,995,161
    99         49548                                                          3,000,000                           2,994,976
------------------------------------------------------------------------------------------------------------------------------
    100        34981              Group C                                     2,950,000                           2,943,612
    101        53719                                                          2,925,000                           2,919,727
    102        14623                                                          2,900,000                           2,884,745
    103        89103                                                          2,860,000                           2,854,794
    104        81301                                                          2,640,000                           2,638,236
------------------------------------------------------------------------------------------------------------------------------
    105        75252                                                          2,530,000                           2,527,346
    106        18106                                                          2,500,000                           2,493,148
    107        92083                                                          2,480,000                           2,475,119
    108        01960                                                          2,428,000                           2,416,032
    109        55330                                                          2,400,000                           2,391,847
------------------------------------------------------------------------------------------------------------------------------
    110        75204                                                          2,400,000                           2,396,207
    111        98032                                                          2,350,000                           2,348,452
    112        77707                                                          2,275,000                           2,270,127
    113        78704                                                          2,243,000                           2,241,573
    114        08077                                                          2,242,000                           2,236,920
------------------------------------------------------------------------------------------------------------------------------
    115        15217                                                          2,200,000                           2,195,529
    116        27828                                                          2,150,000                           2,146,217
    117        92562                                                          2,100,000                           2,098,749
    118        32257                                                          2,015,000                           2,009,661
    119        97203                                                          2,000,000                           1,994,979
------------------------------------------------------------------------------------------------------------------------------
    120        63108                                                          2,000,000                           1,995,716
    121        28134                                                          2,000,000                           1,996,709
    122        20879                                                          2,000,000                           1,996,126
    123        75243              Group B                                     1,960,000                           1,955,735
    124        89119                                                          1,955,000                           1,953,756
------------------------------------------------------------------------------------------------------------------------------
    125        06851                                                          1,900,000                           1,881,300
    126        19107                                                          1,791,000                           1,784,821
    127        20781                                                          1,750,000                           1,743,813
    128        23513                                                          1,730,000                           1,718,602
    129        41042                                     Group 9              1,720,000                           1,717,155
------------------------------------------------------------------------------------------------------------------------------
    130        06483                                                          1,700,000                           1,696,238
    131        92041              Group A                                     1,685,000                           1,682,107
    132        41042                                     Group 9              1,680,000                           1,677,221
    133                                                                       1,580,000                           1,572,308
   133a        06106
   133b        06106
   133c        06106
------------------------------------------------------------------------------------------------------------------------------
    134        34994              Group D                                     1,510,000                           1,503,586
    135        77340                                                          1,500,000                           1,495,877
    136        85501                                                          1,500,000                           1,499,181
    137        75211                                                          1,482,000                           1,475,493
    138        55124                                     Group 7              1,380,000                           1,376,391
------------------------------------------------------------------------------------------------------------------------------
    139        77076                                                          1,350,000                           1,349,161
    140        07505                                                          1,342,000                           1,339,900
    141        33409              Group A                                     1,340,000                           1,337,700
    142        19050                                                          1,336,000                           1,330,267
    143        08807                                                          1,300,000                           1,297,834
------------------------------------------------------------------------------------------------------------------------------
    144        91706                                                          1,255,000                           1,252,909
    145        80010                                                          1,219,000                           1,210,266
    146        75206                                                          1,200,000                           1,196,844
    147        75402                                                          1,160,000                           1,157,388
    148        76201                                                          1,100,000                           1,092,670
------------------------------------------------------------------------------------------------------------------------------
    149        92780                                                          1,100,000                           1,098,192
    150        55117                                     Group 7              1,100,000                           1,078,500
    151        19464                                                          1,100,000                           1,095,911
    152        32937                                                          1,000,000                             993,364
    153        33428                                                          1,000,000                             998,030
------------------------------------------------------------------------------------------------------------------------------
    154        91007                                                          1,000,000                             998,471
    155        78704                                                          1,000,000                             995,843
    156        77020                                                          1,000,000                             995,926
    157        22902                                                            977,000                             972,478
    158        30012                                                            955,000                             951,204
------------------------------------------------------------------------------------------------------------------------------
    159        90680              Group A                                       950,000                             948,369
    160        11211                                     Group 3                940,000                             938,394
    161        10960                                                            920,000                             904,541
    162        47404                                                            875,000                             872,266
    163        39567                                                            840,000                             839,427
------------------------------------------------------------------------------------------------------------------------------
    164        02809              Group E               Group 10                800,000                             798,215
    165        33637                                                            790,000                             786,737
    166        02809              Group E               Group 10                735,000                             732,028
    167        11211                                     Group 3                723,000                             721,765
    168        77020                                                            665,000                             664,045
------------------------------------------------------------------------------------------------------------------------------
    169        33566              Group D                                       655,000                             652,218
    170        75081              Group B                                       640,000                             638,819
    171        85040                                                            635,000                             632,405
    172        10461                                                            591,000                             589,904
    173        77065                                                            550,000                             546,974
------------------------------------------------------------------------------------------------------------------------------
    174        60618                                                            510,000                             507,960
    175        02809                                    Group 10                368,000                             367,295
------------------------------------------------------------------------------------------------------------------------------

               PARTICIPATION      % OF AGGREGATE      CUMULATIVE % OF      MORTGAGE     PARTICIPATION
  CONTROL      CUT-OFF DATE        INITIAL POOL         INITIAL POOL         RATE       MORTGAGE RATE       SERVICING
  NUMBER        BALANCE ($)           BALANCE             BALANCE            (%)             (%)           FEE RATE (%)
     1                                 11.44               11.44           7.89500                            0.0318
     2                                 7.92                19.36           7.43700                            0.0318
     3                                 3.92                23.28           7.97000                            0.0518
     4           $31,468,200.71        2.47                25.75           8.44385         8.44385            0.1268
    4a
    4b
    4c
    4d
    4e
    4f
    4g
    4h
--------------------------------------------------------------------------------------------------------------------------
     5                                 2.35                28.10           7.75000                            0.0518
     6                                 2.34                30.44           8.33000                            0.0818
     7                                 2.22                32.67           8.28000                            0.0518
     8                                 2.22                34.89           8.25000                            0.1268
    8a
    8b
    8c
--------------------------------------------------------------------------------------------------------------------------
     9                                 2.00                36.89           8.13000                            0.0518
    10                                 1.57                38.45           8.08000                            0.0518
    11                                 1.53                39.99           8.08000                            0.0768
    12                                 1.53                41.51           8.17000                            0.0518
    13                                 1.44                42.96           7.89000                            0.0518
--------------------------------------------------------------------------------------------------------------------------
    14                                 1.43                44.39           8.29000                            0.0518
    14a
    14b
    14c
    14d
--------------------------------------------------------------------------------------------------------------------------
    15                                 1.42                45.81           8.19000                            0.0518
    16                                 1.24                47.05           7.79000                            0.0518
    17                                 1.20                48.24           7.98000                            0.0518
    18                                 1.19                49.43           8.28000                            0.0518
    19                                 1.18                50.62           7.79000                            0.0518
--------------------------------------------------------------------------------------------------------------------------
    20                                 1.17                51.79           7.96000                            0.0518
    21                                 1.09                52.88           8.73000                            0.0868
    22                                 1.10                53.98           8.24000                            0.0518
    23                                 1.04                55.02           8.24000                            0.0868
    24                                 1.03                56.05           8.05000                            0.0868
--------------------------------------------------------------------------------------------------------------------------
    25                                 1.02                57.07           8.06000                            0.1268
    26                                 1.00                58.07           8.17000                            0.0518
    27                                 0.96                59.03           8.35000                            0.0518
    28                                 0.95                59.98           8.93000                            0.0868
    29                                 0.94                60.92           8.18000                            0.1268
--------------------------------------------------------------------------------------------------------------------------
    30                                 0.93                61.86           8.24000                            0.0818
    31                                 0.82                62.68           8.45000                            0.1268
    32                                 0.81                63.49           8.12000                            0.1218
    33                                 0.75                64.24           8.45000                            0.1268
    34                                 0.74                64.98           8.39000                            0.0518
--------------------------------------------------------------------------------------------------------------------------
    35                                 0.74                65.73           8.41000                            0.0868
    36                                 0.74                66.47           7.94000                            0.0518
    37                                 0.71                67.18           8.33000                            0.1018
    38                                 0.69                67.87           8.43000                            0.0868
    39                                 0.68                68.55           7.95000                            0.0518
--------------------------------------------------------------------------------------------------------------------------
    40                                 0.67                69.22           8.93000                            0.0868
    41                                 0.57                69.79           8.15000                            0.0518
    42                                 0.53                70.33           8.16000                            0.0868
    43                                 0.52                70.85           8.27000                            0.0518
    44                                 0.52                71.37           8.25000                            0.0518
--------------------------------------------------------------------------------------------------------------------------
    45                                 0.51                71.88           8.20000                            0.0868
    46                                 0.51                72.39           8.20000                            0.0518
    47                                 0.50                72.89           8.17000                            0.1018
    48                                 0.48                73.37           8.03000                            0.0518
    49                                 0.48                73.85           8.31000                            0.0518
--------------------------------------------------------------------------------------------------------------------------
    50                                 0.48                74.33           8.50000                            0.1268
    51                                 0.48                74.81           8.50000                            0.1268
    52                                 0.46                75.27           8.46000                            0.0518
    53                                 0.45                75.72           9.25000                            0.1268
    54                                 0.45                76.17           8.16000                            0.0868
--------------------------------------------------------------------------------------------------------------------------
    55                                 0.44                76.60           8.42000                            0.0518
    56                                 0.43                77.04           8.32000                            0.0518
    57                                 0.44                77.47           8.62000                            0.0518
    58                                 0.43                77.90           8.32000                            0.0868
    59                                 0.42                78.33           7.99000                            0.1268
--------------------------------------------------------------------------------------------------------------------------
    60                                 0.41                78.73           8.75000                            0.1268
    61                                 0.40                79.13           8.21500                            0.1268
    62                                 0.39                79.53           8.32000                            0.0518
    63                                 0.39                79.92           8.00000                            0.1268
    64                                 0.39                80.31           8.50000                            0.1268
    64a
    64b
    64c
--------------------------------------------------------------------------------------------------------------------------
    65                                 0.39                80.70           8.75000                            0.0518
    66                                 0.38                81.08           7.88000                            0.0518
    67                                 0.38                81.45           8.56000                            0.0868
    68                                 0.38                81.83           8.16000                            0.0868
    69                                 0.38                82.21           8.42000                            0.0518
--------------------------------------------------------------------------------------------------------------------------
    70                                 0.37                82.57           8.91000                            0.0868
    71                                 0.36                82.94           8.67000                            0.1268
    72                                 0.35                83.29           8.69000                            0.1018
    73                                 0.35                83.64           8.14000                            0.0518
    74                                 0.35                83.99           8.25000                            0.0518
--------------------------------------------------------------------------------------------------------------------------
    75                                 0.34                84.33           8.56250                            0.1268
    76                                 0.33                84.66           8.29000                            0.0518
    77                                 0.32                84.99           8.36000                            0.1218
    78                                 0.32                85.31           8.19000                            0.0518
    79                                 0.31                85.62           7.76000                            0.0518
--------------------------------------------------------------------------------------------------------------------------
    80                                 0.30                85.92           8.71000                            0.0518
    81                                 0.30                86.22           8.31250                            0.1268
    82                                 0.29                86.51           8.43000                            0.1268
    83                                 0.29                86.80           8.56250                            0.1268
    84                                 0.28                87.08           8.29000                            0.0818
--------------------------------------------------------------------------------------------------------------------------
    85                                 0.27                87.36           8.09000                            0.1268
    86                                 0.27                87.63           8.69000                            0.1268
    86a
    86b
    86c
    86d
    86e
    86f
--------------------------------------------------------------------------------------------------------------------------
    87                                 0.27                87.89           7.87000                            0.0518
    88                                 0.27                88.16           8.36000                            0.0868
    89                                 0.26                88.42           8.17000                            0.0518
    90                                 0.26                88.67           8.65000                            0.1268
    91                                 0.26                88.93           8.41000                            0.0868
--------------------------------------------------------------------------------------------------------------------------
    92                                 0.25                89.18           8.14000                            0.0868
    93                                 0.25                89.43           8.26000                            0.0518
    93a
    93b
    94                                 0.25                89.68           8.75000                            0.1268
--------------------------------------------------------------------------------------------------------------------------
    95                                 0.25                89.93           7.82000                            0.0518
    96                                 0.25                90.18           8.33000                            0.0818
    97                                 0.24                90.42           8.12000                            0.0518
    98                                 0.23                90.66           8.45000                            0.0868
    99                                 0.23                90.89           8.30000                            0.1268
--------------------------------------------------------------------------------------------------------------------------
    100                                0.23                91.12           8.16000                            0.0868
    101                                0.23                91.35           8.00000                            0.0518
    102                                0.23                91.58           8.44000                            0.0868
    103                                0.22                91.80           8.18000                            0.0518
    104                                0.21                92.01           8.02000                            0.0518
--------------------------------------------------------------------------------------------------------------------------
    105                                0.20                92.21           8.25000                            0.0518
    106                                0.20                92.40           8.40000                            0.0518
    107                                0.19                92.60           9.06000                            0.1268
    108                                0.19                92.79           8.76000                            0.0868
    109                                0.19                92.98           8.56000                            0.0868
--------------------------------------------------------------------------------------------------------------------------
    110                                0.19                93.16           8.53000                            0.0518
    111                                0.18                93.35           8.09000                            0.0518
    112                                0.18                93.53           8.20000                            0.1268
    113                                0.18                93.70           8.26000                            0.0518
    114                                0.18                93.88           8.62000                            0.0868
--------------------------------------------------------------------------------------------------------------------------
    115                                0.17                94.05           8.39000                            0.0868
    116                                0.17                94.22           8.10000                            0.0518
    117                                0.16                94.38           8.58000                            0.0518
    118                                0.16                94.54           8.58000                            0.0868
    119                                0.16                94.70           8.28000                            0.1268
--------------------------------------------------------------------------------------------------------------------------
    120                                0.16                94.85           8.20000                            0.1268
    121                                0.16                95.01           8.37000                            0.1118
    122                                0.16                95.17           8.56000                            0.1018
    123                                0.15                95.32           8.75000                            0.1268
    124                                0.15                95.47           8.26000                            0.0518
--------------------------------------------------------------------------------------------------------------------------
    125                                0.15                95.62           8.90000                            0.0868
    126                                0.14                95.76           8.41500                            0.0868
    127                                0.14                95.90           7.87000                            0.0868
    128                                0.13                96.03           8.01000                            0.0868
    129                                0.13                96.17           8.35000                            0.1218
--------------------------------------------------------------------------------------------------------------------------
    130                                0.13                96.30           8.08000                            0.1268
    131                                0.13                96.43           8.20000                            0.1268
    132                                0.13                96.56           8.35000                            0.1218
    133                                0.12                96.69           8.82000                            0.1268
   133a
   133b
   133c
--------------------------------------------------------------------------------------------------------------------------
    134                                0.12                96.80           8.42000                            0.0868
    135                                0.12                96.92           8.78000                            0.0868
    136                                0.12                97.04           9.00000                            0.0518
    137                                0.12                97.16           8.28000                            0.0868
    138                                0.11                97.26           8.14000                            0.0868
--------------------------------------------------------------------------------------------------------------------------
    139                                0.11                97.37           8.37500                            0.1268
    140                                0.11                97.47           8.57000                            0.2518
    141                                0.10                97.58           8.20000                            0.1268
    142                                0.10                97.68           8.39000                            0.0868
    143                                0.10                97.79           8.32000                            0.0868
--------------------------------------------------------------------------------------------------------------------------
    144                                0.10                97.88           8.32000                            0.0518
    145                                0.09                97.98           8.37000                            0.0868
    146                                0.09                98.07           8.12000                            0.1268
    147                                0.09                98.16           8.64000                            0.2518
    148                                0.09                98.25           8.73000                            0.1268
--------------------------------------------------------------------------------------------------------------------------
    149                                0.09                98.34           8.37500                            0.1268
    150                                0.08                98.42           8.10000                            0.0868
    151                                0.09                98.51           8.11000                            0.0868
    152                                0.08                98.58           8.75000                            0.2518
    153                                0.08                98.66           8.50000                            0.2518
--------------------------------------------------------------------------------------------------------------------------
    154                                0.08                98.74           8.66000                            0.1268
    155                                0.08                98.82           8.54000                            0.0868
    156                                0.08                98.90           8.63500                            0.0868
    157                                0.08                98.97           9.00000                            0.2518
    158                                0.07                99.05           8.75000                            0.2518
--------------------------------------------------------------------------------------------------------------------------
    159                                0.07                99.12           8.20000                            0.1268
    160                                0.07                99.20           8.22000                            0.2518
    161                                0.07                99.27           9.63000                            0.0868
    162                                0.07                99.33           8.77000                            0.1268
    163                                0.07                99.40           7.92000                            0.1268
--------------------------------------------------------------------------------------------------------------------------
    164                                0.06                99.46           8.67000                            0.0868
    165                                0.06                99.53           8.57000                            0.0868
    166                                0.06                99.58           8.67000                            0.0868
    167                                0.06                99.64           8.22000                            0.2518
    168                                0.05                99.69           8.90000                            0.0868
--------------------------------------------------------------------------------------------------------------------------
    169                                0.05                99.74           8.42000                            0.0868
    170                                0.05                99.79           9.25000                            0.2518
    171                                0.05                99.84           8.62000                            0.0868
    172                                0.05                99.89           8.71000                            0.0868
    173                                0.04                99.93           8.88000                            0.0868
--------------------------------------------------------------------------------------------------------------------------
    174                                0.04                99.97           8.72000                            0.0868
    175                                0.03                100.00          9.14000                            0.0868
--------------------------------------------------------------------------------------------------------------------------

                                                                                                       ORIGINAL
               INTEREST                                          ORIGINAL INTEREST      REMAINING       TERM TO       REMAINING
  CONTROL       ACCRUAL                                             ONLY PERIOD       INTEREST ONLY    MATURITY        TERM TO
  NUMBER        METHOD               AMORTIZATION TYPE                 (MOS.)         PERIOD (MOS.)     (MOS.)     MATURITY (MOS.)
     1      Actual / 360            Amortizing Balloon                                                    120            118
     2      Actual / 360            Amortizing Balloon                                                    119            118
     3      Actual / 360             Hyper-Amortizing                                                     120            119
     4      Actual / 360             Hyper-Amortizing                                                     120            119
    4a
    4b
    4c
    4d
    4e
    4f
    4g
    4h
-----------------------------------------------------------------------------------------------------------------------------------
     5      Actual / 360             Hyper-Amortizing                                                     120            119
     6      Actual / 360      Interest Only ,Then Amortizing             24                 21            180            177
     7      Actual / 360             Hyper-Amortizing                                                     120            116
     8      Actual / 360            Amortizing Balloon                                                    120            119
    8a
    8b
    8c
-----------------------------------------------------------------------------------------------------------------------------------
     9      Actual / 360             Hyper-Amortizing                                                     120            118
    10      Actual / 360             Hyper-Amortizing                                                     120            119
    11      Actual / 360            Amortizing Balloon                                                    120            116
    12      Actual / 360            Amortizing Balloon                                                    120            116
    13      Actual / 360            Amortizing Balloon                                                    120            118
-----------------------------------------------------------------------------------------------------------------------------------
    14      Actual / 360             Hyper-Amortizing                                                     120            117
    14a
    14b
    14c
    14d
-----------------------------------------------------------------------------------------------------------------------------------
    15      Actual / 360             Hyper-Amortizing                                                     120            117
    16      Actual / 360            Amortizing Balloon                                                    120            118
    17      Actual / 360            Amortizing Balloon                                                    120            117
    18      Actual / 360            Amortizing Balloon                                                    120            117
    19      Actual / 360            Amortizing Balloon                                                    120            118
-----------------------------------------------------------------------------------------------------------------------------------
    20      Actual / 360            Amortizing Balloon                                                    120            119
    21      Actual / 360             Hyper-Amortizing                                                     120            112
    22      Actual / 360            Amortizing Balloon                                                    120            117
    23      Actual / 360             Hyper-Amortizing                                                     120            118
    24      Actual / 360      Interest Only ,Then Amortizing             12                 9             132            129
-----------------------------------------------------------------------------------------------------------------------------------
    25      Actual / 360      Interest Only ,Then Amortizing             10                 5             118            113
    26      Actual / 360            Amortizing Balloon                                                    120            118
    27      Actual / 360            Amortizing Balloon                                                    120            116
    28      Actual / 360             Hyper-Amortizing                                                     120            113
    29      Actual / 360            Amortizing Balloon                                                    120            117
-----------------------------------------------------------------------------------------------------------------------------------
    30      Actual / 360            Amortizing Balloon                                                    120            119
    31      Actual / 360             Hyper-Amortizing                                                     120            118
    32      Actual / 360            Amortizing Balloon                                                    120            119
    33      Actual / 360            Amortizing Balloon                                                    120            116
    34      Actual / 360            Amortizing Balloon                                                    120            116
-----------------------------------------------------------------------------------------------------------------------------------
    35      Actual / 360             Hyper-Amortizing                                                     120            115
    36      Actual / 360            Amortizing Balloon                                                    120            118
    37      Actual / 360            Amortizing Balloon                                                    120            118
    38      Actual / 360            Amortizing Balloon                                                    120            109
    39      Actual / 360            Amortizing Balloon                                                    120            119
-----------------------------------------------------------------------------------------------------------------------------------
    40      Actual / 360             Hyper-Amortizing                                                     120            113
    41      Actual / 360             Hyper-Amortizing                                                     120            118
    42      Actual / 360            Amortizing Balloon                                                    120            116
    43      Actual / 360            Amortizing Balloon                                                    120            117
    44      Actual / 360            Amortizing Balloon                                                    120            118
-----------------------------------------------------------------------------------------------------------------------------------
    45      Actual / 360            Amortizing Balloon                                                    120            115
    46      Actual / 360             Hyper-Amortizing                                                     120            119
    47      Actual / 360            Amortizing Balloon                                                    120            119
    48      Actual / 360            Amortizing Balloon                                                    120            118
    49      Actual / 360            Amortizing Balloon                                                    120            117
-----------------------------------------------------------------------------------------------------------------------------------
    50      Actual / 360             Hyper-Amortizing                                                     120            117
    51      Actual / 360            Amortizing Balloon                                                    161            156
    52      Actual / 360            Amortizing Balloon                                                    120            116
    53      Actual / 360             Hyper-Amortizing                                                     120            117
    54      Actual / 360            Amortizing Balloon                                                    120            116
-----------------------------------------------------------------------------------------------------------------------------------
    55      Actual / 360             Hyper-Amortizing                                                     120            119
    56      Actual / 360            Amortizing Balloon                                                    120            117
    57      Actual / 360             Hyper-Amortizing                                                     120            119
    58      Actual / 360            Amortizing Balloon                                                    120            117
    59      Actual / 360            Amortizing Balloon                                                    120            118
-----------------------------------------------------------------------------------------------------------------------------------
    60      Actual / 365             Hyper-Amortizing                                                     120            117
    61      Actual / 360            Amortizing Balloon                                                    120            118
    62      Actual / 360            Amortizing Balloon                                                    120            118
    63      Actual / 360            Amortizing Balloon                                                    180            179
    64      Actual / 360            Amortizing Balloon                                                    120            116
    64a
    64b
    64c
-----------------------------------------------------------------------------------------------------------------------------------
    65      Actual / 360            Amortizing Balloon                                                    120            116
    66      Actual / 360            Amortizing Balloon                                                    120            117
    67      Actual / 360            Amortizing Balloon                                                    120            118
    68      Actual / 360            Amortizing Balloon                                                    120            116
    69      Actual / 360             Hyper-Amortizing                                                     120            119
-----------------------------------------------------------------------------------------------------------------------------------
    70      Actual / 360            Amortizing Balloon                                                    120            110
    71      Actual / 360            Amortizing Balloon                                                    120            116
    72      Actual / 360            Amortizing Balloon                                                    120            112
    73      Actual / 360            Amortizing Balloon                                                    120            118
    74      Actual / 360            Amortizing Balloon                                                    120            118
-----------------------------------------------------------------------------------------------------------------------------------
    75      Actual / 360             Hyper-Amortizing                                                     120            116
    76      Actual / 360            Amortizing Balloon                                                    120            118
    77      Actual / 360            Amortizing Balloon                                                    120            118
    78      Actual / 360            Amortizing Balloon                                                    120            119
    79      Actual / 360            Amortizing Balloon                                                    120            118
-----------------------------------------------------------------------------------------------------------------------------------
    80      Actual / 360            Amortizing Balloon                                                    120            114
    81      Actual / 360             Hyper-Amortizing                                                     120            116
    82      Actual / 360            Amortizing Balloon                                                    120            115
    83      Actual / 360             Hyper-Amortizing                                                     120            116
    84      Actual / 360            Amortizing Balloon                                                    120            118
-----------------------------------------------------------------------------------------------------------------------------------
    85      Actual / 360            Amortizing Balloon                                                    120            118
    86      Actual / 360            Amortizing Balloon                                                    120            116
    86a
    86b
    86c
    86d
    86e
    86f
-----------------------------------------------------------------------------------------------------------------------------------
    87      Actual / 360            Amortizing Balloon                                                    120            118
    88      Actual / 360             Hyper-Amortizing                                                     120            113
    89      Actual / 360            Amortizing Balloon                                                    120            118
    90      Actual / 360             Hyper-Amortizing                                                     120            116
    91      Actual / 360            Amortizing Balloon                                                    120            116
-----------------------------------------------------------------------------------------------------------------------------------
    92      Actual / 360            Amortizing Balloon                                                    120            116
    93      Actual / 360            Amortizing Balloon                                                    120            118
    93a
    93b
    94      Actual / 360            Amortizing Balloon                                                    120            118
-----------------------------------------------------------------------------------------------------------------------------------
    95      Actual / 360            Amortizing Balloon                                                    120            119
    96      Actual / 360            Amortizing Balloon                                                    120            118
    97      Actual / 360            Amortizing Balloon                                                    120            119
    98      Actual / 360            Amortizing Balloon                                                    120            117
    99      Actual / 360            Amortizing Balloon                                                    120            117
-----------------------------------------------------------------------------------------------------------------------------------
    100     Actual / 360             Fully Amortizing                                                     120            116
    101     Actual / 360            Amortizing Balloon                                                    120            117
    102     Actual / 360            Amortizing Balloon                                                    120            114
    103     Actual / 360            Amortizing Balloon                                                    120            118
    104     Actual / 360            Amortizing Balloon                                                    120            119
-----------------------------------------------------------------------------------------------------------------------------------
    105     Actual / 360            Amortizing Balloon                                                    120            118
    106     Actual / 360            Amortizing Balloon                                                    120            117
    107     Actual / 360            Amortizing Balloon                                                    120            115
    108     Actual / 360            Amortizing Balloon                                                    120            114
    109     Actual / 360            Amortizing Balloon                                                    120            116
-----------------------------------------------------------------------------------------------------------------------------------
    110     Actual / 360            Amortizing Balloon                                                    120            117
    111     Actual / 360            Amortizing Balloon                                                    120            119
    112     Actual / 360            Amortizing Balloon                                                    120            116
    113     Actual / 360             Hyper-Amortizing                                                     120            119
    114     Actual / 360            Amortizing Balloon                                                    120            115
-----------------------------------------------------------------------------------------------------------------------------------
    115     Actual / 360            Amortizing Balloon                                                    120            116
    116     Actual / 360             Hyper-Amortizing                                                     120            117
    117     Actual / 360            Amortizing Balloon                                                    120            119
    118     Actual / 360            Amortizing Balloon                                                    120            117
    119     Actual / 360            Amortizing Balloon                                                    120            115
-----------------------------------------------------------------------------------------------------------------------------------
    120     Actual / 360            Amortizing Balloon                                                    120            116
    121     Actual / 360            Amortizing Balloon                                                    120            117
    122     Actual / 360            Amortizing Balloon                                                    120            116
    123     Actual / 360            Amortizing Balloon                                                    60              55
    124     Actual / 360            Amortizing Balloon                                                    120            119
-----------------------------------------------------------------------------------------------------------------------------------
    125     Actual / 360             Hyper-Amortizing                                                     120            113
    126     Actual / 360            Amortizing Balloon                                                    120            113
    127     Actual / 360            Amortizing Balloon                                                    120            114
    128     Actual / 360            Amortizing Balloon                                                    120            113
    129     Actual / 360            Amortizing Balloon                                                    120            117
-----------------------------------------------------------------------------------------------------------------------------------
    130     Actual / 360            Amortizing Balloon                                                    120            116
    131     Actual / 360            Amortizing Balloon                                                    120            117
    132     Actual / 360            Amortizing Balloon                                                    120            117
    133     Actual / 360            Amortizing Balloon                                                    120            114
   133a
   133b
   133c
-----------------------------------------------------------------------------------------------------------------------------------
    134     Actual / 360            Amortizing Balloon                                                    120            114
    135     Actual / 360            Amortizing Balloon                                                    120            114
    136     Actual / 360            Amortizing Balloon                                                    120            119
    137     Actual / 360            Amortizing Balloon                                                    120            115
    138     Actual / 360            Amortizing Balloon                                                    120            115
-----------------------------------------------------------------------------------------------------------------------------------
    139     Actual / 360            Amortizing Balloon                                                    120            119
    140     Actual / 360            Amortizing Balloon                                                    120            117
    141     Actual / 360            Amortizing Balloon                                                    120            117
    142     Actual / 360            Amortizing Balloon                                                    120            115
    143     Actual / 360            Amortizing Balloon                                                    120            117
-----------------------------------------------------------------------------------------------------------------------------------
    144     Actual / 360            Amortizing Balloon                                                    120            117
    145     Actual / 360            Amortizing Balloon                                                    120            112
    146     Actual / 360            Amortizing Balloon                                                    120            115
    147     Actual / 360            Amortizing Balloon                                                    120            115
    148     Actual / 360            Amortizing Balloon                                                    120            112
-----------------------------------------------------------------------------------------------------------------------------------
    149     Actual / 360            Amortizing Balloon                                                    120            117
    150     Actual / 360            Amortizing Balloon                                                    180            173
    151     Actual / 360            Amortizing Balloon                                                    120            116
    152     Actual / 360            Amortizing Balloon                                                    120            112
    153     Actual / 360            Amortizing Balloon                                                    120            116
-----------------------------------------------------------------------------------------------------------------------------------
    154     Actual / 360            Amortizing Balloon                                                    120            117
    155     Actual / 360            Amortizing Balloon                                                    120            115
    156     Actual / 360            Amortizing Balloon                                                    120            115
    157     Actual / 360            Amortizing Balloon                                                    120            110
    158     Actual / 360            Amortizing Balloon                                                    120            115
-----------------------------------------------------------------------------------------------------------------------------------
    159     Actual / 360            Amortizing Balloon                                                    120            117
    160     Actual / 360            Amortizing Balloon                                                    120            117
    161     Actual / 360             Fully Amortizing                                                     180            173
    162     Actual / 360            Amortizing Balloon                                                    120            115
    163     Actual / 360            Amortizing Balloon                                                    120            119
-----------------------------------------------------------------------------------------------------------------------------------
    164     Actual / 360            Amortizing Balloon                                                    120            115
    165     Actual / 360            Amortizing Balloon                                                    120            115
    166     Actual / 360            Amortizing Balloon                                                    120            115
    167     Actual / 360            Amortizing Balloon                                                    120            117
    168     Actual / 360            Amortizing Balloon                                                    120            117
-----------------------------------------------------------------------------------------------------------------------------------
    169     Actual / 360            Amortizing Balloon                                                    120            114
    170     Actual / 360            Amortizing Balloon                                                    60              55
    171     Actual / 360            Amortizing Balloon                                                    120            115
    172     Actual / 360            Amortizing Balloon                                                    120            116
    173     Actual / 360            Amortizing Balloon                                                    120            113
-----------------------------------------------------------------------------------------------------------------------------------
    174     Actual / 360            Amortizing Balloon                                                    120            115
    175     Actual / 360            Amortizing Balloon                                                    120            115
-----------------------------------------------------------------------------------------------------------------------------------

                    ORIGINAL             REMAINING                                                                  PARTICIPATION
  CONTROL      AMORTIZATION TERM     AMORTIZATION TERM                          MATURITY DATE     BALLOON OR ARD    BALLOON OR ARD
  NUMBER             (MOS.)               (MOS.)          ORIGINATION DATE         OR ARD           BALANCE ($)       BALANCE ($)
     1                360                   358               10/02/00            10/05/10          130,216,379
     2                360                   359               10/19/00            10/01/10           89,000,429
     3                360                   359               10/20/00            11/01/10           44,666,462
     4                300                   299               10/20/00            11/01/10           26,137,643     $26,137,643.29
    4a
    4b
    4c
    4d
    4e
    4f
    4g
    4h
----------------------------------------------------------------------------------------------------------------------------------
     5                360                   359               10/11/00            11/01/10           26,658,076
     6                360                   360               08/22/00            09/05/15           25,366,642
     7                360                   356               07/31/00            08/01/10           25,562,116
     8                360                   359               10/13/00            11/05/10           25,492,959
    8a
    8b
    8c
----------------------------------------------------------------------------------------------------------------------------------
     9                360                   358               09/28/00            10/01/10           22,870,699
    10                360                   359               10/19/00            11/01/10           17,913,215
    11                360                   356               07/31/00            08/05/10           17,559,192
    12                360                   356               07/28/00            08/01/10           17,506,604
    13                360                   358               09/29/00            10/01/10           16,408,856
----------------------------------------------------------------------------------------------------------------------------------
    14                360                   357               08/30/00            09/01/10           16,448,307
    14a
    14b
    14c
    14d
----------------------------------------------------------------------------------------------------------------------------------
    15                360                   357               08/31/00            09/01/10           16,254,070
    16                360                   358               09/29/00            10/01/10           14,100,618
    17                360                   357               08/28/00            09/01/10           13,653,954
    18                360                   357               08/18/00            09/01/10           13,678,339
    19                360                   358               09/29/00            10/01/10           13,433,397
----------------------------------------------------------------------------------------------------------------------------------
    20                360                   359               10/27/00            11/05/10           13,352,088
    21                360                   352               03/30/00            04/01/10           12,731,100
    22                360                   357               08/11/00            09/01/10           12,586,823
    23                360                   358               09/27/00            10/01/10           11,959,313
    24                360                   360               08/23/00            09/01/11           11,770,948
----------------------------------------------------------------------------------------------------------------------------------
    25                360                   360               08/04/00            05/05/10           11,798,839
    26                360                   358               09/20/00            10/01/10           11,490,959
    27                360                   356               07/25/00            08/01/10           10,998,634
    28                300                   293               04/28/00            05/01/10           10,311,851
    29                360                   357               09/01/00            09/05/10           10,818,558
----------------------------------------------------------------------------------------------------------------------------------
    30                360                   359               10/03/00            11/01/10           10,689,282
    31                300                   298               09/08/00            10/01/10            8,763,445
    32                360                   359               10/16/00            11/01/10            9,278,807
    33                354                   350               07/27/00            08/05/10            8,623,449
    34                360                   356               07/07/00            08/01/10            8,572,364
----------------------------------------------------------------------------------------------------------------------------------
    35                360                   355               06/09/00            07/01/10            8,578,074
    36                360                   358               09/26/00            10/01/10            8,451,609
    37                360                   358               09/18/00            10/01/10            8,109,611
    38                360                   349               12/16/99            01/01/10            8,026,449
    39                360                   359               10/10/00            11/01/10            7,768,257
----------------------------------------------------------------------------------------------------------------------------------
    40                300                   293               04/28/00            05/01/10            7,300,351
    41                360                   358               09/18/00            10/01/10            6,532,425
    42                360                   356               07/31/00            08/01/10            6,121,388
    43                360                   357               08/16/00            09/01/10            6,027,876
    44                360                   358               09/22/00            10/01/10            5,936,073
----------------------------------------------------------------------------------------------------------------------------------
    45                360                   355               06/30/00            07/01/10            5,840,785
    46                360                   359               10/12/00            11/01/10            5,838,171
    47                360                   359               10/10/00            11/01/10            5,744,338
    48                360                   358               09/29/00            10/01/10            5,511,817
    49                360                   357               08/30/00            09/01/10            5,538,155
----------------------------------------------------------------------------------------------------------------------------------
    50                300                   297               08/18/00            09/01/10            5,097,255
    51                360                   355               06/28/00            12/05/13            5,177,333
    52                360                   356               07/20/00            08/01/10            5,278,156
    53                300                   297               08/02/00            09/01/10            4,944,952
    54                360                   356               07/31/00            08/01/10            5,138,555
----------------------------------------------------------------------------------------------------------------------------------
    55                360                   359               10/06/00            11/01/10            5,028,232
    56                360                   357               08/28/00            09/01/10            4,998,996
    57                360                   359               10/05/00            11/01/10            5,032,761
    58                360                   357               08/07/00            09/01/10            4,935,946
    59                360                   358               09/25/00            10/05/10            4,827,193
----------------------------------------------------------------------------------------------------------------------------------
    60                300                   297               08/10/00            09/01/10            4,277,619
    61                360                   358               09/20/00            10/05/10            4,583,238
    62                360                   358               09/15/00            10/01/10            4,504,303
    63                360                   359               10/26/00            11/05/15            3,993,588
    64                360                   356               07/21/00            08/01/10            4,500,449
    64a
    64b
    64c
----------------------------------------------------------------------------------------------------------------------------------
    65                360                   356               07/17/00            08/01/10            4,525,617
    66                360                   357               08/28/00            09/01/10            4,323,513
    67                360                   358               09/05/00            10/01/10            4,355,031
    68                360                   356               07/31/00            08/01/10            4,312,796
    69                360                   359               10/06/00            11/01/10            4,333,126
----------------------------------------------------------------------------------------------------------------------------------
    70                360                   350               01/14/00            02/01/10            4,290,373
    71                360                   356               07/24/00            08/01/10            4,222,500
    72                360                   352               03/03/00            04/01/10            4,088,517
    73                300                   298               09/26/00            10/01/10            3,723,197
    74                360                   358               09/22/00            10/01/10            4,002,353
----------------------------------------------------------------------------------------------------------------------------------
    75                300                   296               07/31/00            08/01/10            3,683,953
    76                360                   358               09/22/00            10/01/10            3,780,999
    77                276                   274               09/22/00            10/01/10            3,270,753
    78                360                   359               10/16/00            11/01/10            3,681,682
    79                360                   358               09/13/00            10/01/10            3,570,139
----------------------------------------------------------------------------------------------------------------------------------
    80                360                   354               05/04/00            06/01/10            3,499,328
    81                300                   296               07/31/00            08/01/10            3,159,567
    82                360                   355               06/30/00            07/01/10            3,401,179
    83                300                   296               07/31/00            08/01/10            3,097,869
    84                360                   358               09/26/00            10/01/10            3,195,844
----------------------------------------------------------------------------------------------------------------------------------
    85                360                   358               09/25/00            10/05/10            3,136,162
    86                360                   356               07/17/00            08/01/10            3,134,211
    86a
    86b
    86c
    86d
    86e
    86f
----------------------------------------------------------------------------------------------------------------------------------
    87                360                   358               09/08/00            10/01/10            3,030,610
    88                360                   353               04/28/00            05/01/10            3,066,674
    89                360                   358               09/21/00            10/01/10            2,962,513
    90                300                   296               08/01/00            08/01/10            2,769,603
    91                360                   356               07/18/00            08/01/10            2,943,018
----------------------------------------------------------------------------------------------------------------------------------
    92                360                   356               07/06/00            08/01/10            2,893,288
    93                360                   358               09/15/00            10/01/10            2,879,663
    93a
    93b
    94                300                   298               09/19/00            10/05/10            2,692,827
----------------------------------------------------------------------------------------------------------------------------------
    95                360                   359               10/13/00            11/01/10            2,843,919
    96                360                   358               09/06/00            10/01/10            2,838,364
    97                360                   359               10/13/00            11/01/10            2,761,231
    98                360                   357               08/10/00            09/01/10            2,710,189
    99                360                   357               08/25/00            09/05/10            2,700,917
----------------------------------------------------------------------------------------------------------------------------------
    100               360                   356               07/31/00            08/01/10            2,647,815
    101               360                   357               08/10/00            09/01/10            2,614,976
    102               300                   294               05/31/00            06/01/10            2,419,982
    103               300                   298               09/21/00            10/01/10            2,368,988
    104               360                   359               10/16/00            11/01/10            2,361,193
----------------------------------------------------------------------------------------------------------------------------------
    105               360                   358               09/07/00            10/01/10            2,275,496
    106               300                   297               08/29/00            09/01/10            2,083,258
    107               360                   355               06/13/00            07/01/10            2,271,748
    108               300                   294               05/26/00            06/01/10            2,043,985
    109               300                   296               07/19/00            08/01/10            2,009,291
----------------------------------------------------------------------------------------------------------------------------------
    110               360                   357               08/07/00            09/01/10            2,172,071
    111               360                   359               10/16/00            11/01/10            2,105,297
    112               360                   356               08/01/00            08/05/10            2,043,869
    113               360                   359               10/10/00            11/01/10            2,017,423
    114               360                   355               06/30/00            07/01/10            2,034,064
----------------------------------------------------------------------------------------------------------------------------------
    115               360                   356               07/28/00            08/01/10            1,985,179
    116               360                   357               08/24/00            09/01/10            1,926,668
    117               360                   359               10/10/00            11/01/10            1,902,589
    118               300                   297               08/17/00            09/01/10            1,687,476
    119               360                   355               06/12/00            07/01/10            1,800,515
----------------------------------------------------------------------------------------------------------------------------------
    120               360                   356               07/31/00            08/01/10            1,796,807
    121               360                   357               08/31/00            09/01/10            1,803,505
    122               360                   356               07/21/00            08/01/10            1,811,674
    123               360                   355               06/14/00            07/01/05            1,890,875
    124               360                   359               10/11/00            11/01/10            1,758,386
----------------------------------------------------------------------------------------------------------------------------------
    125               240                   233               04/24/00            05/01/10            1,381,561
    126               360                   353               04/20/00            05/01/10            1,617,454
    127               360                   354               05/31/00            06/01/10            1,560,007
    128               300                   293               04/10/00            05/01/10            1,426,507
    129               360                   357               08/24/00            09/01/10            1,550,306
----------------------------------------------------------------------------------------------------------------------------------
    130               360                   356               07/06/00            08/01/10            1,522,990
    131               360                   357               08/31/00            09/05/10            1,513,508
    132               360                   357               08/24/00            09/01/10            1,514,251
    133               300                   294               05/11/00            06/01/10            1,332,265
   133a
   133b
   133c
----------------------------------------------------------------------------------------------------------------------------------
    134               324                   318               05/08/00            06/01/10            1,307,547
    135               360                   354               05/19/00            06/01/10            1,365,480
    136               360                   359               10/13/00            11/01/10            1,371,528
    137               300                   295               06/14/00            07/01/10            1,231,390
    138               360                   355               06/02/00            07/01/10            1,238,301
----------------------------------------------------------------------------------------------------------------------------------
    139               360                   359               10/06/00            11/05/10            1,217,442
    140               360                   357               08/16/00            09/01/10            1,215,639
    141               360                   357               08/31/00            09/05/10            1,203,620
    142               300                   295               06/27/00            07/01/10            1,113,512
    143               360                   357               08/23/00            09/01/10            1,170,936
----------------------------------------------------------------------------------------------------------------------------------
    144               360                   357               08/14/00            09/01/10            1,130,403
    145               300                   292               03/29/00            04/01/10            1,015,298
    146               360                   355               06/22/00            07/01/10            1,076,275
    147               360                   355               06/20/00            07/01/10            1,052,886
    148               300                   292               03/13/00            04/05/10              925,322
----------------------------------------------------------------------------------------------------------------------------------
    149               360                   357               08/03/00            09/05/10              992,042
    150               180                   173               04/24/00            05/01/15               26,964
    151               300                   296               07/14/00            08/01/10              909,387
    152               300                   292               03/22/00            04/01/10              841,659
    153               360                   356               07/31/00            08/01/10              904,614
----------------------------------------------------------------------------------------------------------------------------------
    154               360                   357               08/07/00            09/05/10              907,660
    155               300                   295               06/22/00            07/01/10              836,948
    156               300                   295               06/30/00            07/01/10              839,139
    157               360                   350               01/10/00            02/01/10              893,579
    158               300                   295               06/08/00            07/01/10              803,898
----------------------------------------------------------------------------------------------------------------------------------
    159               360                   357               08/31/00            09/05/10              853,312
    160               360                   357               08/16/00            09/01/10              844,723
    161               180                   173               04/11/00            05/01/15               32,279
    162               324                   319               06/15/00            07/01/10              764,575
    163               360                   359               10/26/00            11/05/10              749,501
----------------------------------------------------------------------------------------------------------------------------------
    164               360                   355               06/22/00            07/01/10              726,613
    165               300                   295               06/14/00            07/01/10              661,737
    166               300                   295               06/22/00            07/01/10              617,359
    167               360                   357               08/16/00            09/01/10              649,717
    168               360                   357               08/29/00            09/01/10              606,774
----------------------------------------------------------------------------------------------------------------------------------
    169               324                   318               05/08/00            06/01/10              567,182
    170               360                   355               06/14/00            07/01/05              620,199
    171               300                   295               06/22/00            07/01/10              532,634
    172               360                   356               07/07/00            08/01/10              537,142
    173               300                   293               04/17/00            05/01/10              464,635
----------------------------------------------------------------------------------------------------------------------------------
    174               300                   295               06/07/00            07/01/10              428,957
    175               360                   355               06/22/00            07/01/10              337,673
----------------------------------------------------------------------------------------------------------------------------------

                                                               ANNUAL      PARTICIPATION
  CONTROL                                                       DEBT        ANNUAL DEBT       UNDERWRITTEN NET     UNDERWRITTEN NET
  NUMBER                  PREPAYMENT PROVISION              SERVICE ($)     SERVICE ($)     OPERATING INCOME ($)     CASH FLOW ($)
     1                 Lock/25_Defeasance/91_0%/4            12,727,546                           21,229,756         20,097,142
     2                 Lock/25_Defeasance/90_0%/4             8,488,139                           19,048,453         18,387,396
     3                 Lock/25_Defeasance/91_0%/4             4,390,046                            7,418,786          6,499,426
     4                 Lock/24_Defeasance/92_0%/4             3,041,865      $3,041,865            6,175,617          6,175,617
    4a                                                                                               554,895            554,895
    4b                                                                                             1,012,147          1,012,147
    4c                                                                                             1,081,828          1,081,828
    4d                                                                                             1,281,608          1,281,608
    4e                                                                                               280,899            280,899
    4f                                                                                               518,783            518,783
    4g                                                                                               547,109            547,109
    4h                                                                                               898,348            898,348
--------------------------------------------------------------------------------------------------------------------------------
     5                 Lock/49_Defeasance/67_0%/4              2,579,084                           3,838,140          3,786,951
     6                 Lock/26_Defeasance/152_0%/2             2,706,668                           3,284,585          3,212,585
     7                 Lock/28_Defeasance/88_0%/4              2,567,508                           3,412,925          3,220,925
     8                 Lock/24_Defeasance/94_0%/2              2,555,809                           3,437,911          3,213,387
    8a                                                                                             1,260,886          1,174,774
    8b                                                                                             1,197,442          1,119,983
    8c                                                                                               979,583            918,630
--------------------------------------------------------------------------------------------------------------------------------
     9                 Lock/26_Defeasance/90_0%/4              2,273,113                           2,897,239          2,810,239
    10                 Lock/25_Defeasance/91_0%/4              1,774,438                           2,232,559          2,199,754
    11                 Lock/27_Defeasance/91_0%/2              1,738,949                           2,145,968          2,085,568
    12                 Lock/28_Defeasance/88_0%/4              1,744,821                           2,404,088          2,260,451
    13                 Lock/26_Defeasance/90_0%/4              1,603,253                           2,147,115          2,009,715
--------------------------------------------------------------------------------------------------------------------------------
    14                 Lock/27_Defeasance/89_0%/4              1,653,599                           2,135,576          2,038,201
    14a                                                                                              527,853            507,459
    14b                                                                                              423,758            405,461
    14c                                                                                              950,961            901,459
    14d                                                                                              233,004            223,822
--------------------------------------------------------------------------------------------------------------------------------
    15                 Lock/27_Defeasance/89_0%/4              1,622,598                           2,304,138          2,058,371
    16                 Lock/26_Defeasance/90_0%/4              1,367,877                           1,868,750          1,813,550
    17                Lock/27_> of YM or 1%/89_0%/4            1,342,875                           1,896,954          1,736,296
    18                 Lock/27_Defeasance/89_0%/4              1,374,159                           1,791,655          1,726,092
    19                 Lock/26_Defeasance/90_0%/4              1,303,151                           1,650,531          1,599,931
--------------------------------------------------------------------------------------------------------------------------------
    20                 Lock/24_Defeasance/94_0%/2              1,311,375                           1,719,326          1,612,380
    21                 Lock/32_Defeasance/84_0%/4              1,319,258                           1,731,892          1,589,008
    22                 Lock/27_Defeasance/89_0%/4              1,260,947                           1,663,591          1,561,591
    23                 Lock/26_Defeasance/90_0%/4              1,197,900                           1,576,487          1,495,597
    24                 Lock/27_Defeasance/101_0%/4             1,163,385                           1,497,534          1,427,134
--------------------------------------------------------------------------------------------------------------------------------
    25                 Lock/28_Defeasance/88_0%/2              1,147,662                           1,525,934          1,441,934
    26                 Lock/26_Defeasance/90_0%/4              1,145,318                           1,805,815          1,466,394
    27                 Lock/28_Defeasance/88_0%/4              1,110,163                           1,420,808          1,360,808
    28                 Lock/31_Defeasance/85_0%/4              1,220,572                           1,892,506          1,719,563
    29                 Lock/26_Defeasance/93_0%/1              1,079,224                           1,423,831          1,299,618
--------------------------------------------------------------------------------------------------------------------------------
    30                 Lock/25_Defeasance/91_0%/4              1,070,904                           1,449,612          1,334,086
    31                 Lock/47_Defeasance/66_0%/7              1,010,344                           1,475,881          1,475,881
    32                 Lock/25_Defeasance/91_0%/4                921,747                           1,366,733          1,216,796
    33                 Lock/27_Defeasance/91_0%/2                884,949                           1,207,902          1,084,333
    34                 Lock/28_Defeasance/88_0%/4                867,690                           1,403,597          1,287,728
--------------------------------------------------------------------------------------------------------------------------------
    35                 Lock/29_Defeasance/87_0%/4                869,300                           1,174,481          1,118,577
    36                 Lock/26_Defeasance/90_0%/4                828,734                           1,169,129          1,100,215
    37                 Lock/26_Defeasance/90_0%/4                817,450                           1,043,700          1,016,023
    38                 Lock/35_Defeasance/81_0%/4                814,532                           1,110,212          1,069,264
    39                Lock/31_> of YM or 1%/85_0%/4              762,414                             970,839            961,239
--------------------------------------------------------------------------------------------------------------------------------
    40                 Lock/31_Defeasance/85_0%/4                864,113                           1,336,950          1,210,495
    41                 Lock/26_Defeasance/90_0%/4                650,175                             814,973            802,226
    42                 Lock/27_Defeasance/90_0%/3                609,666                             894,644            829,644
    43                 Lock/27_Defeasance/89_0%/4                605,149                             772,852            731,852
    44                 Lock/26_Defeasance/90_0%/4                595,003                             783,075            722,575
--------------------------------------------------------------------------------------------------------------------------------
    45                 Lock/29_Defeasance/87_0%/4                583,248                             936,603            876,375
    46                 Lock/25_Defeasance/91_0%/4                583,248                             865,970            778,059
    47                 Lock/25_Defeasance/91_0%/4                572,659                             791,459            722,496
    48                 Lock/26_Defeasance/90_0%/4                543,945                             725,907            663,907
    49                 Lock/27_Defeasance/89_0%/4                557,551                             804,765            716,574
--------------------------------------------------------------------------------------------------------------------------------
    50                 Lock/48_Defeasance/70_0%/2                589,426                             871,278            871,278
    51                 Lock/28_Defeasance/131_0%/2               562,845                             706,325            664,325
    52                 Lock/28_Defeasance/88_0%/4                536,869                             755,309            696,061
    53                 Lock/36_Defeasance/82_0%/2                596,042                             846,634            846,634
    54                 Lock/27_Defeasance/90_0%/3                511,780                             705,914            655,914
--------------------------------------------------------------------------------------------------------------------------------
    55                 Lock/25_Defeasance/91_0%/4                510,157                             911,742            839,237
    56                 Lock/27_Defeasance/89_0%/4                503,625                             704,231            662,207
    57                 Lock/25_Defeasance/91_0%/4                517,771                             725,179            665,682
    58                 Lock/27_Defeasance/89_0%/4                497,273                             672,694            623,444
    59                 Lock/25_Defeasance/93_0%/2                475,028                             591,863            546,613
--------------------------------------------------------------------------------------------------------------------------------
    60                 Lock/47_Defeasance/71_0%/2                513,172                             748,292            748,292
    61                 Lock/25_Defeasance/91_0%/4                458,270                             690,171            591,431
    62                 Lock/26_Defeasance/90_0%/4                453,716                             819,117            733,001
    63                 Lock/24_Defeasance/154_0%/2               440,259                             539,804            513,404
    64                 Lock/28_Defeasance/88_0%/4                459,041                             602,687            551,433
    64a                                                                                              243,228            223,978
    64b                                                                                              291,574            266,570
    64c                                                                                               67,884             60,884
--------------------------------------------------------------------------------------------------------------------------------
    65                 Lock/28_Defeasance/88_0%/4                469,660                             578,914            567,664
    66                 Lock/27_Defeasance/89_0%/4                422,192                             542,732            525,092
    67                 Lock/26_Defeasance/90_0%/4                446,088                             624,260            558,628
    68                 Lock/27_Defeasance/90_0%/3                429,538                             579,338            532,338
    69                 Lock/25_Defeasance/91_0%/4                439,633                             623,084            598,943
--------------------------------------------------------------------------------------------------------------------------------
    70                 Lock/34_Defeasance/82_0%/4                450,160                             613,033            563,269
    71                 Lock/28_Defeasance/88_0%/4                435,794                             576,333            549,831
    72                 Lock/35_Defeasance/81_0%/4                422,506                             661,611            620,263
    73                 Lock/26_Defeasance/90_0%/4                421,801                             557,402            541,563
    74                 Lock/26_Defeasance/90_0%/4                401,176                             546,869            500,669
--------------------------------------------------------------------------------------------------------------------------------
    75                 Lock/35_Defeasance/82_0%/3                427,386                             696,489            696,489
    76                 Lock/26_Defeasance/90_0%/4                380,057                             566,750            484,181
    77                 Lock/26_Defeasance/90_0%/4                404,362                             553,918            498,373
    78                 Lock/25_Defeasance/91_0%/4                367,550                             501,646            481,474
    79                 Lock/26_Defeasance/90_0%/4                345,586                             483,906            476,306
--------------------------------------------------------------------------------------------------------------------------------
    80                 Lock/30_Defeasance/86_0%/4                362,136                             508,965            447,197
    81                 Lock/35_Defeasance/82_0%/3                361,440                             747,684            747,684
    82                 Lock/29_Defeasance/87_0%/4                345,156                             466,697            434,195
    83                 Lock/35_Defeasance/82_0%/3                359,393                             573,060            573,060
    84                 Lock/26_Defeasance/90_0%/4                321,238                             492,488            437,903
--------------------------------------------------------------------------------------------------------------------------------
    85                 Lock/25_Defeasance/93_0%/2                310,820                             564,459            521,184
    86                 Lock/28_Defeasance/88_0%/4                323,922                             455,140            416,782
    86a                                                                                              104,577             93,277
    86b                                                                                               33,875             31,592
    86c                                                                                               33,575             29,392
    86d                                                                                               19,201             17,288
    86e                                                                                               48,205             45,118
    86f                                                                                              215,708            200,116
--------------------------------------------------------------------------------------------------------------------------------
    87                 Lock/26_Defeasance/90_0%/4                295,687                             395,727            382,343
    88                 Lock/31_Defeasance/85_0%/4                309,678                             396,362            391,511
    89                 Lock/26_Defeasance/90_0%/4                295,277                             365,974            353,014
    90                 Lock/35_Defeasance/81_0%/4                322,883                             635,232            635,232
    91                 Lock/28_Defeasance/88_0%/4                298,307                             375,103            369,203
--------------------------------------------------------------------------------------------------------------------------------
    92                 Lock/28_Defeasance/88_0%/4                287,753                             420,619            391,119
    93                 Lock/26_Defeasance/90_0%/4                288,847                             416,949            363,525
    93a                                                                                              187,226            164,752
    93b                                                                                              229,723            198,773
    94                 Lock/25_Defeasance/93_0%/2                315,703                             358,170            349,372
--------------------------------------------------------------------------------------------------------------------------------
    95                 Lock/25_Defeasance/91_0%/4                276,529                             336,232            331,132
    96                 Lock/26_Defeasance/90_0%/4                286,107                             360,008            350,735
    97                 Lock/25_Defeasance/91_0%/4                274,298                             375,394            343,634
    98                 Lock/27_Defeasance/89_0%/4                275,534                             364,996            354,146
    99                 Lock/26_Defeasance/92_0%/2                271,722                             338,306            327,106
--------------------------------------------------------------------------------------------------------------------------------
    100                Lock/27_Defeasance/90_0%/3                263,712                             375,322            345,322
    101                Lock/27_Defeasance/89_0%/4                257,551                             344,928            327,042
    102                Lock/30_Defeasance/86_0%/4                278,813                             469,050            390,668
    103                Lock/26_Defeasance/90_0%/4                268,993                             415,048            382,050
    104                Lock/25_Defeasance/91_0%/4                232,899                             310,385            296,985
--------------------------------------------------------------------------------------------------------------------------------
    105                Lock/26_Defeasance/87_0%/7                228,084                             331,623            288,795
    106                Lock/27_Defeasance/89_0%/4                239,550                             388,876            329,618
    107                Lock/29_Defeasance/87_0%/4                240,742                             339,645            305,884
    108                Lock/30_Defeasance/83_0%/7                239,738                             330,842            300,863
    109                Lock/28_Defeasance/88_0%/4                233,071                             371,280            355,123
--------------------------------------------------------------------------------------------------------------------------------
    110                Lock/27_Defeasance/89_0%/4                222,060                             335,724            278,599
    111                Lock/25_Defeasance/91_0%/4                208,694                             296,232            258,658
    112                Lock/27_Defeasance/91_0%/2                204,137                             370,532            314,872
    113                Lock/25_Defeasance/91_0%/4                202,400                             299,716            263,806
    114                Lock/29_Defeasance/87_0%/4                209,161                             272,954            262,471
--------------------------------------------------------------------------------------------------------------------------------
    115                Lock/28_Defeasance/88_0%/4                200,939                             259,455            254,205
    116                Lock/27_Defeasance/89_0%/4                191,113                             308,629            270,081
    117                Lock/49_Defeasance/67_0%/4                195,197                             276,736            258,480
    118                Lock/27_Defeasance/89_0%/4                196,009                             283,393            244,442
    119                Lock/29_Defeasance/87_0%/4                180,810                             260,636            242,636
--------------------------------------------------------------------------------------------------------------------------------
    120                Lock/28_Defeasance/88_0%/4                179,461                             222,677            217,177
    121                Lock/27_Defeasance/89_0%/4                182,333                             273,974            272,519
    122                Lock/28_Defeasance/88_0%/4                185,561                             272,703            250,297
    123                Lock/29_Defeasance/27_0%/4                185,032                             313,384            286,884
    124                Lock/25_Defeasance/91_0%/4                176,412                             236,014            220,952
--------------------------------------------------------------------------------------------------------------------------------
    125                Lock/31_Defeasance/85_0%/4                203,673                             278,854            252,510
    126               Lock/48_> of YM or 1%/68_0%/4              163,962                             218,910            209,276
    127                Lock/30_Defeasance/86_0%/4                152,192                             255,851            230,834
    128                Lock/31_Defeasance/85_0%/4                160,367                             227,259            200,091
    129                Lock/27_Defeasance/89_0%/4                156,515                             210,494            194,881
--------------------------------------------------------------------------------------------------------------------------------
    130                Lock/28_Defeasance/88_0%/4                150,827                             207,296            192,796
    131                Lock/26_Defeasance/92_0%/2                151,196                             252,970            227,879
    132                Lock/27_Defeasance/89_0%/4                152,875                             207,568            193,889
    133                Lock/30_Defeasance/86_0%/4                156,781                             258,012            233,073
   133a                                                                                              117,024            106,274
   133b                                                                                               83,764             75,574
   133c                                                                                               57,224             51,224
--------------------------------------------------------------------------------------------------------------------------------
    134                Lock/30_Defeasance/86_0%/4                141,865                             204,164            177,174
    135                Lock/30_Defeasance/86_0%/4                141,992                             189,992            178,907
    136                Lock/25_Defeasance/91_0%/4                144,832                             204,011            198,131
    137                Lock/29_Defeasance/87_0%/4                140,575                             198,425            180,425
    138                Lock/29_Defeasance/87_0%/4                123,132                             162,777            153,777
--------------------------------------------------------------------------------------------------------------------------------
    139                Lock/24_Defeasance/94_0%/2                123,132                             195,229            153,174
    140                Lock/27_Defeasance/89_0%/4                124,626                             183,055            153,847
    141                Lock/26_Defeasance/92_0%/2                120,239                             203,207            179,617
    142                Lock/29_Defeasance/87_0%/4                127,908                             183,658            168,808
    143                Lock/27_Defeasance/89_0%/4                117,966                             189,158            163,997
--------------------------------------------------------------------------------------------------------------------------------
    144                Lock/27_Defeasance/89_0%/4                113,883                             161,774            144,949
    145                Lock/32_Defeasance/84_0%/4                116,510                             177,683            160,883
    146                Lock/29_Defeasance/87_0%/4                106,869                             144,319            133,319
    147                Lock/29_Defeasance/87_0%/4                108,417                             142,502            131,279
    148                Lock/31_Defeasance/87_0%/2                108,344                             166,079            144,079
--------------------------------------------------------------------------------------------------------------------------------
    149                Lock/26_Defeasance/92_0%/2                100,329                             193,082            152,348
    150                Lock/31_Defeasance/145_0%/4               126,909                             153,717            145,467
    151                Lock/28_Defeasance/88_0%/4                102,843                             154,169            131,189
    152                Lock/32_Defeasance/84_0%/4                 98,657                             142,648            139,849
    153                Lock/28_Defeasance/88_0%/4                 92,270                             135,892            127,769
--------------------------------------------------------------------------------------------------------------------------------
    154                Lock/26_Defeasance/92_0%/2                 93,634                             137,139            118,695
    155        Lock/48_5%/12_4%/12_3%/12_2%/12_1%/20_0%/4         96,951                             141,566            128,477
    156                Lock/29_Defeasance/87_0%/4                 97,721                             157,448            134,614
    157                Lock/34_Defeasance/82_0%/4                 94,334                             132,406            118,047
    158                Lock/29_Defeasance/87_0%/4                 94,218                             137,116            133,251
--------------------------------------------------------------------------------------------------------------------------------
    159                Lock/26_Defeasance/92_0%/2                 85,244                             162,679            129,997
    160                Lock/27_Defeasance/89_0%/4                 84,505                             131,976            121,726
    161                Lock/31_Defeasance/145_0%/4               116,150                             158,174            138,894
    162                Lock/29_Defeasance/87_0%/4                 84,745                             127,353            107,699
    163                Lock/24_Defeasance/94_0%/2                 73,402                             111,201             95,865
--------------------------------------------------------------------------------------------------------------------------------
    164                Lock/29_Defeasance/87_0%/4                 74,975                             102,890             96,890
    165                Lock/29_Defeasance/87_0%/4                 76,783                             106,028             95,831
    166                Lock/29_Defeasance/87_0%/4                 72,034                             101,489             91,259
    167                Lock/27_Defeasance/89_0%/4                 64,997                              95,670             87,840
    168                Lock/27_Defeasance/89_0%/4                 63,636                              87,591             79,556
--------------------------------------------------------------------------------------------------------------------------------
    169                Lock/30_Defeasance/86_0%/4                 61,537                             100,342             76,714
    170                Lock/29_Defeasance/27_0%/4                 63,181                              90,394             84,394
    171                Lock/29_Defeasance/87_0%/4                 61,976                              83,776             81,426
    172                Lock/28_Defeasance/88_0%/4                 55,590                              75,774             70,024
    173                Lock/31_Defeasance/85_0%/4                 54,846                              96,075             77,645
--------------------------------------------------------------------------------------------------------------------------------
    174                Lock/29_Defeasance/87_0%/4                 50,190                              75,657             65,847
    175                Lock/29_Defeasance/87_0%/4                 35,978                              49,980             45,072
--------------------------------------------------------------------------------------------------------------------------------

                                 PARTICIPATION
  CONTROL   UNDERWRITTEN NCF    UNDERWRITTEN NCF    CROSS COLLATERALIZED            ORIGINAL              ORIGINAL     CUT-OFF DATE
  NUMBER        DSCR (X)            DSCR (X)              DSCR (X)            APPRAISAL VALUE ($)      APPRAISAL DATE     LTV (%)
     1            1.58                                                              250,000,000           08/30/00         58.33
     2            2.17                                                              217,000,000           09/13/00         46.54
     3            1.48                                                               79,000,000           09/02/00         63.25
     4            2.03                2.03                                           70,800,000                            44.45
    4a                                                                                7,400,000           08/07/00
    4b                                                                               10,100,000           08/03/00
    4c                                                                               12,300,000           08/14/00
    4d                                                                               13,400,000           08/25/00
    4e                                                                                5,500,000           08/07/00
    4f                                                                                5,300,000           08/16/00
    4g                                                                                4,900,000           08/21/00
    4h                                                                               11,900,000           08/28/00
------------------------------------------------------------------------------------------------------------------------------------
     5            1.47                                                               45,900,000           09/13/00         65.31
     6            1.19                                                               40,000,000           06/15/00         74.50
     7            1.25                                                               36,000,000           05/24/00         78.72
     8            1.26                                                               37,800,000                            74.95
    8a                                                                               14,300,000           07/07/00
    8b                                                                               12,900,000           06/19/00
    8c                                                                               10,600,000           06/19/00
------------------------------------------------------------------------------------------------------------------------------------
     9            1.24                                                               32,500,000           06/21/00         78.38
    10            1.24                                                               26,200,000           06/30/00         76.29
    11            1.20                                                               28,770,000           06/12/00         67.98
    12            1.30                                                               24,500,000           06/13/00         79.42
    13            1.25                                                               24,000,000           08/31/00         76.58
------------------------------------------------------------------------------------------------------------------------------------
    14            1.23                                                               23,425,000                            77.88
    14a                                                                               5,675,000           06/08/00
    14b                                                                               4,525,000           05/25/00
    14c                                                                              10,400,000           06/27/00
    14d                                                                               2,825,000           06/07/00
------------------------------------------------------------------------------------------------------------------------------------
    15            1.27                                                               25,000,000           08/10/00         72.28
    16            1.33                                                               21,000,000           08/31/00         75.39
    17            1.29                                                               19,100,000           06/02/00         79.86
    18            1.26                                                               19,000,000           08/01/00         79.87
    19            1.23                                                               19,200,000           09/14/00         78.55
------------------------------------------------------------------------------------------------------------------------------------
    20            1.26                                                               18,700,000           09/18/00         77.75
    21            1.20                                                               18,900,000           11/19/99         73.80
    22            1.24                                                               18,400,000           06/29/00         75.96
    23            1.25                                                               20,900,000           12/31/00         63.57
    24            1.23                                                               17,150,000           07/03/00         76.68
------------------------------------------------------------------------------------------------------------------------------------
    25            1.26                                                               16,200,000           03/15/00         80.00
    26            1.28                                                               18,000,000           08/02/00         71.03
    27            1.23                                                               16,350,000           07/12/00         74.46
    28            1.41                                                               17,000,000           03/23/00         71.32
    29            1.20                                                               15,250,000           07/26/00         78.88
------------------------------------------------------------------------------------------------------------------------------------
    30            1.25                                                               15,000,000           07/21/00         79.22
    31            1.46                                                               14,450,000           06/01/00         72.54
    32            1.32                                                               14,475,000           08/24/00         71.46
    33            1.28                                                               13,800,000           04/28/00         66.52
    34            1.48                                                               13,000,000           06/08/00         72.93
------------------------------------------------------------------------------------------------------------------------------------
    35            1.29                                                               12,800,000           04/25/00         74.04
    36            1.33                                                               13,800,000           08/18/00         68.51
    37            1.24                                                               11,300,000           07/10/00         79.56
    38            1.31                                                               12,200,000           08/04/99         72.41
    39            1.26                                                               12,500,000           08/01/00         69.55
------------------------------------------------------------------------------------------------------------------------------------
    40            1.40                                                               12,300,000           03/01/00         69.78
    41            1.23                                                                9,100,000           08/01/00         79.91
    42            1.36                                      1.30                      8,800,000           06/29/00         77.33
    43            1.21                                                                8,750,000           06/30/00         76.44
    44            1.21                                      1.23                      8,580,000           08/20/00         76.84
------------------------------------------------------------------------------------------------------------------------------------
    45            1.50                                                                9,300,000           05/29/00         69.71
    46            1.33                                                                8,880,000           09/19/00         73.15
    47            1.26                                                                8,500,000           09/01/00         75.25
    48            1.22                                                                7,700,000           07/28/00         79.91
    49            1.29                                                                8,400,000           07/10/00         73.09
------------------------------------------------------------------------------------------------------------------------------------
    50            1.48                                                                7,800,000           05/25/00         77.99
    51            1.18                                                                7,175,000           01/24/00         84.82
    52            1.30                                                                7,500,000           03/22/00         77.71
    53            1.42                                                                8,100,000           07/01/00         71.44
    54            1.28                                      1.30                      7,270,000           06/29/00         78.58
------------------------------------------------------------------------------------------------------------------------------------
    55            1.65                                                                8,300,000           09/13/00         67.07
    56            1.31                                                                7,375,000           10/15/00         75.13
    57            1.29                                                                8,200,000           06/05/00         67.64
    58            1.25                                                                6,900,000           06/15/00         79.29
    59            1.20                                                                7,400,000           05/22/00         69.76
------------------------------------------------------------------------------------------------------------------------------------
    60            1.46                                                                8,100,000           07/01/00         64.01
    61            1.29                                                                7,000,000           06/09/00         72.78
    62            1.62                                                                8,850,000           07/23/00         56.44
    63            1.17                                                                5,900,000           08/04/00         84.69
    64            1.20                                                                6,800,000                            73.02
    64a                                                                               2,500,000           02/24/00
    64b                                                                               3,400,000           02/24/00
    64c                                                                                 900,000           02/24/00
------------------------------------------------------------------------------------------------------------------------------------
    65            1.21                                                                7,150,000           05/15/00         69.45
    66            1.24                                                                6,150,000           07/12/00         78.72
    67            1.25                                                                6,100,000           07/07/00         78.74
    68            1.24                                      1.30                      6,175,000           06/29/00         77.65
    69            1.36                                                                6,400,000           09/14/00         74.95
------------------------------------------------------------------------------------------------------------------------------------
    70            1.25                                                                7,630,000           11/12/99         61.31
    71            1.26                                                                6,700,000           06/08/00         69.27
    72            1.47                                                                6,290,000           02/01/00         71.27
    73            1.28                                                                5,800,000           09/01/00         77.44
    74            1.25                                      1.23                      6,120,000           08/02/00         72.64
------------------------------------------------------------------------------------------------------------------------------------
    75            1.63                                                                7,100,000           06/09/00         61.76
    76            1.27                                                                5,800,000           09/05/00         72.34
    77            1.23                                                                5,600,000           08/16/00         73.50
    78            1.31                                                                5,250,000           09/05/00         78.04
    79            1.38                                                                6,610,000           07/27/00         60.68
------------------------------------------------------------------------------------------------------------------------------------
    80            1.23                                                                5,000,000           03/21/00         76.78
    81            2.07                                                                7,000,000           06/05/00         54.09
    82            1.26                                                                4,850,000           04/27/00         77.44
    83            1.59                                                                5,600,000           06/09/00         65.85
    84            1.36                                                                4,450,000           08/08/00         79.69
------------------------------------------------------------------------------------------------------------------------------------
    85            1.68                                                                5,850,000           06/21/00         59.76
    86            1.29                                                                4,595,000                            74.94
    86a                                                                               1,050,000           05/20/00
    86b                                                                                 365,000           05/20/00
    86c                                                                                 360,000           05/20/00
    86d                                                                                 180,000           04/06/00
    86e                                                                                 490,000           04/06/00
    86f                                                                               2,150,000           05/12/00
------------------------------------------------------------------------------------------------------------------------------------
    87            1.29                                                                4,250,000           05/05/00         79.91
    88            1.26                                                                4,800,000           03/07/00         70.58
    89            1.20                                                                4,300,000           04/26/00         76.66
    90            1.97                                                                5,800,000           02/23/00         56.71
    91            1.24                                                                4,300,000           06/08/00         75.66
------------------------------------------------------------------------------------------------------------------------------------
    92            1.36                                                                4,375,000           05/12/00         73.55
    93            1.26                                                                4,600,000                            69.51
    93a                                                                               1,900,000           08/01/00
    93b                                                                               2,700,000           08/01/00
    94            1.31                                                                4,400,000           07/18/00         61.25
------------------------------------------------------------------------------------------------------------------------------------
    95            1.20                                                                4,525,000           09/01/00         70.56
    96            1.23                                                                3,950,000           08/01/00         79.67
    97            1.25                                                                4,100,000           08/09/00         75.07
    98            1.29                                                                3,900,000           07/05/00         76.80
    99            1.20                                                                3,940,000           06/30/00         76.01
------------------------------------------------------------------------------------------------------------------------------------
    100           1.31                                      1.30                      3,925,000           06/23/00         75.00
    101           1.27                                                                3,710,000           04/25/00         78.70
    102           1.40                                                                4,125,000           02/08/00         69.93
    103           1.42                                                                5,250,000           07/10/00         54.38
    104           1.28                                                                3,550,000           08/14/00         74.32
------------------------------------------------------------------------------------------------------------------------------------
    105           1.27                                                                3,340,000           05/23/00         75.67
    106           1.38                                                                3,200,000           07/15/00         77.91
    107           1.27                                                                4,200,000           02/22/00         58.93
    108           1.25                                                                3,310,000           12/23/99         72.99
    109           1.52                                                                3,800,000           07/06/00         62.94
------------------------------------------------------------------------------------------------------------------------------------
    110           1.25                                                                3,500,000           05/23/00         68.46
    111           1.24                                                                3,150,000           09/01/00         74.55
    112           1.54                                                                3,500,000           05/19/00         64.86
    113           1.30                                                                3,050,000           08/09/00         73.49
    114           1.25                                                                3,000,000           03/20/00         74.56
------------------------------------------------------------------------------------------------------------------------------------
    115           1.27                                                                2,750,000           08/01/00         79.84
    116           1.41                                                                3,275,000           06/19/00         65.53
    117           1.32                                                                3,000,000           08/26/00         69.96
    118           1.25                                                                2,900,000           07/02/00         69.30
    119           1.34                                                                3,095,000           12/20/99         64.46
------------------------------------------------------------------------------------------------------------------------------------
    120           1.21                                                                2,600,000           07/12/00         76.76
    121           1.49                                                                2,800,000           07/28/00         71.31
    122           1.35                                                                3,200,000           06/12/00         62.38
    123           1.55                                      1.50                      2,575,000           04/26/00         75.95
    124           1.25                                                                2,650,000           07/19/00         73.73
------------------------------------------------------------------------------------------------------------------------------------
    125           1.24                                                                2,700,000           11/17/99         69.68
    126           1.28                                                                2,750,000           11/11/99         64.90
    127           1.52                                                                2,900,000           03/07/00         60.13
    128           1.25                                                                2,180,000           02/22/00         78.83
    129           1.25                                                                2,200,000           09/01/00         78.05
------------------------------------------------------------------------------------------------------------------------------------
    130           1.28                                                                2,200,000           04/15/00         77.10
    131           1.51                                      1.51                      2,515,000           05/11/00         66.88
    132           1.27                                                                2,200,000           09/01/00         76.24
    133           1.49                                                                1,950,000                            80.63
   133a                                                                                 850,000           10/08/99
   133b                                                                                 620,000           02/29/00
   133c                                                                                 480,000           02/29/00
------------------------------------------------------------------------------------------------------------------------------------
    134           1.25                                      1.25                      2,120,000           02/18/00         70.92
    135           1.26                                                                2,025,000           11/22/99         73.87
    136           1.37                                                                2,100,000           04/05/00         71.39
    137           1.28                                                                2,150,000           03/22/00         68.63
    138           1.25                                                                1,750,000           03/13/00         78.65
------------------------------------------------------------------------------------------------------------------------------------
    139           1.24                                                                2,350,000           06/02/00         57.41
    140           1.23                                                                1,850,000           05/01/00         72.43
    141           1.49                                      1.51                      2,000,000           05/22/00         66.88
    142           1.32                                                                1,800,000           05/10/00         73.90
    143           1.55                                                                1,900,000           05/20/00         61.45
------------------------------------------------------------------------------------------------------------------------------------
    144           1.27                                                                1,900,000           06/12/00         65.94
    145           1.38                                                                1,625,000           01/21/00         74.48
    146           1.25                                                                1,510,000           03/22/00         79.26
    147           1.21                                                                1,730,000           05/03/00         66.90
    148           1.33                                                                1,800,000           01/08/00         60.70
------------------------------------------------------------------------------------------------------------------------------------
    149           1.52                                                                2,175,000           06/02/00         50.49
    150           1.15                                                                1,630,000           03/13/00         66.17
    151           1.28                                                                1,500,000           04/06/00         73.06
    152           1.42                                                                1,350,000           01/15/00         73.58
    153           1.38                                                                1,500,000           01/14/00         66.54
------------------------------------------------------------------------------------------------------------------------------------
    154           1.27                                                                1,600,000           06/21/00         62.40
    155           1.33                                                                1,460,000           04/08/00         68.21
    156           1.38                                                                1,395,000           04/20/00         71.39
    157           1.25                                                                1,350,000           08/21/99         72.04
    158           1.41                                                                1,470,000           04/06/00         64.71
------------------------------------------------------------------------------------------------------------------------------------
    159           1.52                                      1.51                      1,930,000           05/22/00         49.14
    160           1.44                                                                1,400,000           05/05/00         67.03
    161           1.20                                                                1,500,000           12/28/99         60.30
    162           1.27                                                                1,400,000           03/03/00         62.30
    163           1.31                                                                1,100,000           08/16/00         76.31
------------------------------------------------------------------------------------------------------------------------------------
    164           1.29                                      1.28                      1,000,000           03/22/00         79.82
    165           1.25                                                                1,050,000           04/20/00         74.93
    166           1.27                                      1.28                      1,000,000           03/22/00         73.20
    167           1.35                                                                1,050,000           05/05/00         68.74
    168           1.25                                                                  950,000           06/09/00         69.90
------------------------------------------------------------------------------------------------------------------------------------
    169           1.25                                      1.25                        920,000           02/22/00         70.89
    170           1.34                                      1.50                        850,000           04/26/00         75.16
    171           1.31                                                                  985,000           02/21/00         64.20
    172           1.26                                                                  820,000           04/11/00         71.94
    173           1.42                                                                  775,000           02/11/00         70.58
------------------------------------------------------------------------------------------------------------------------------------
    174           1.31                                                                  860,000           12/08/99         59.07
    175           1.25                                                                  460,000           03/22/00         79.85
------------------------------------------------------------------------------------------------------------------------------------

                                               PARTICIPATION
          PARTICIPATION        SCHEDULED         SCHEDULED
CONTROL    CUT-OFF DATE     MATURITY OR ARD   MATURITY OR ARD      CROSS COLLATERALIZED
NUMBER       LTV (%)          DATE LTV (%)      DATE LTV (%)           LTV RATIO (%)         YEAR BUILT           YEAR RENOVATED
   1                             52.09                                                          1997
   2                             41.01                                                          1999
   3                             56.54                                                          1985
   4          44.45              36.92             36.92
  4a                                                                                            1997
  4b                                                                                            1997
  4c                                                                                            1996
  4d                                                                                            1994
  4e                                                                                            1993              1999 (Partial)
  4f                                                                                            1992                1998/1999
  4g                                                                                            1996
  4h                                                                                            1986                1998/1999
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   5                             58.08                                                       1999/2000
   6                             63.42                                                          1999
   7                             71.01                                                          1977                   1993
   8                             67.44
  8a                                                                                            1964                   1994
  8b                                                                                            1994                   1998
  8c                                                                                            1999
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   9                             70.37                                                          1999
  10                             68.37                                                          1987                   2000
  11                             61.03                                                       1972/1976              1998/1999
  12                             71.46                                                       1981/1993
  13                             68.37                                                       1984/1987
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  14                             70.22
  14a                                                                                           1999
  14b                                                                                           1999
  14c                                                                                           1999
  14d                                                                                           1998
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  15                             65.02                                                          1989
  16                             67.15                                                          1999
  17                             71.49                                                          1998
  18                             71.99                                                          1999
  19                             69.97                                                       1994/1998
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  20                              71.4                                                          1963                   1998
  21                             67.36                                                          1998
  22                             68.41                                                       1965/1971
  23                             57.22                                                          1999
  24                             68.64                                                          1999
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  25                             72.83                                                          1945                 Various
  26                             63.84                                                          1905                   1984
  27                             67.27                                                          1998
  28                             60.66                                                          1997
  29                             70.94                                                          1954                   1992
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  30                             71.26                                                          1986
  31                             60.65                                                          1973                1999/2000
  32                              64.1                                                          1998
  33                             62.49                                                          1964                   1992
  34                             65.94                                                          1975          1994/1995 / 1997/1998
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  35                             67.02                                                          2000
  36                             61.24                                                          1998
  37                             71.77                                                          1999
  38                             65.79                                                          1989
  39                             62.15                                                          2000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  40                             59.35                                                          1997
  41                             71.78                                                          2000
  42                             69.56                                     77.42             1982/1985
  43                             68.89                                                          1968
  44                             69.19                                     75.15                1983
------------------------------------------------------------------------------------------------------------------------------------
  45                              62.8                                                          1965                1980/1981
  46                             65.75                                                       1952/1959                 1985
  47                             67.58                                                     1994/1999/2000
  48                             71.58                                                          1983                   1997
  49                             65.93                                                       1980/1988                 1999
------------------------------------------------------------------------------------------------------------------------------------
  50                             65.35                                                          1998
  51                             72.16                                                          1997
  52                             70.38                                                          1982
  53                             61.05                                                          1998
  54                             70.68                                     77.42                1987
------------------------------------------------------------------------------------------------------------------------------------
  55                             60.58                                                       1986/1993
  56                             67.78                                                          2000
  57                             61.38                                                          1990
  58                             71.54                                                          1986
  59                             65.23                                                       1971/1972
------------------------------------------------------------------------------------------------------------------------------------
  60                             52.81                                                          1999
  61                             65.47                                                          1988                   1990
  62                              50.9                                                          1973                   1995
  63                             67.69                                                          1999
  64                             66.18
  64a                                                                                           1928                1997/2000
  64b                                                                                           1928                1997/2000
  64c                                                                                           1931                   2000
------------------------------------------------------------------------------------------------------------------------------------
  65                              63.3                                                          1999
  66                              70.3                                                          1999
  67                             71.39                                                          1981
  68                             69.84                                     77.42                1985
  69                             67.71                                                          1991
------------------------------------------------------------------------------------------------------------------------------------
  70                             56.23                                                          1998
  71                             63.02                                                          2000
  72                               65                                                     mid-1980's/1996
  73                             64.19                                                          1999
  74                              65.4                                     75.15                1979
------------------------------------------------------------------------------------------------------------------------------------
  75                             51.89                                                          1996
  76                             65.19                                                       1985/1986
  77                             58.41                                                       1870/1899           1980's/1996/1999
  78                             70.13                                                          2000
  79                             54.01                                                          2000
------------------------------------------------------------------------------------------------------------------------------------
  80                             69.99                                                          1988                   1996
  81                             45.14                                                          1988                   1995
  82                             70.13                                                          1989
  83                             55.32                                                          1996                1998/1999
  84                             71.82                                                          1986
------------------------------------------------------------------------------------------------------------------------------------
  85                             53.61                                                          1993                   1996
  86                             68.21
  86a                                                                                           1977
  86b                                                                                           1967
  86c                                                                                           1976
  86d                                                                                           1977
  86e                                                                                           1964
  86f                                                                                           1970
------------------------------------------------------------------------------------------------------------------------------------
  87                             71.31                                                          2000
  88                             63.89                                                          1999
  89                              68.9                                                          1998
  90                             47.75                                                          1998
  91                             68.44                                                          1991                   1994
------------------------------------------------------------------------------------------------------------------------------------
  92                             66.13                                                          1985                   1998
  93                              62.6
  93a                                                                                           1982                   1994
  93b                                                                                           1983                   1994
  94                              61.2                                                          1999
------------------------------------------------------------------------------------------------------------------------------------
  95                             62.85                                                          2000
  96                             71.86                                                          1999
  97                             67.35                                                          1999
  98                             69.49                                                          1993                   1999
  99                             68.55                                                          1999
------------------------------------------------------------------------------------------------------------------------------------
  100                            67.46                                     77.42                1986
  101                            70.48                                                          1988
  102                            58.67                                                          1978
  103                            45.12                                                          2000
  104                            66.51                                                       1998/1999
------------------------------------------------------------------------------------------------------------------------------------
  105                            68.13                                                          1984
  106                             65.1                                                       1983/1985
  107                            54.09                                                          1987
  108                            61.75                                                          1960                   1980
  109                            52.88                                                          1972
------------------------------------------------------------------------------------------------------------------------------------
  110                            62.06                                                       1969/1970              1993/1998
  111                            66.83                                                          1989
  112                             58.4                                                       1972/1974              1997/1998
  113                            66.15                                                       1973/1983                 2000
  114                             67.8                                                          2000
------------------------------------------------------------------------------------------------------------------------------------
  115                            72.19                                                          1912                   2000
  116                            58.83                                                          1988
  117                            63.42                                                          1999
  118                            58.19                                                          1985
  119                            58.17                                                          1972                   1999
------------------------------------------------------------------------------------------------------------------------------------
  120                            69.11                                                          1916                   2000
  121                            64.41                                                          2000
  122                            56.61                                                       1989/1990
  123                            73.43                                     75.76                1963                   1997
  124                            66.35                                                          1999
------------------------------------------------------------------------------------------------------------------------------------
  125                            51.17                                                          1967
  126                            58.82                                                          1900                   1996
  127                            53.79                                                          1947                   1993
  128                            65.44                                                          1984
  129                            70.47                                                       1999/2000
------------------------------------------------------------------------------------------------------------------------------------
  130                            69.23                                                          1970
  131                            60.18                                     62.64                1972
  132                            68.83                                                          1999
  133                            68.32
 133a                                                                                           1969                   2000
 133b                                                                                           1968                   1999
 133c                                                                                           1965                   1999
------------------------------------------------------------------------------------------------------------------------------------
  134                            61.68                                     70.91                1977                   1999
  135                            67.43                                                          1999
  136                            65.31                                                  1969/1987/1988/1994
  137                            57.27                                                          1962                   1999
  138                            70.76                                                          1974
------------------------------------------------------------------------------------------------------------------------------------
  139                            51.81                                                          1989
  140                            65.71                                                          1920
  141                            60.18                                     62.64                1988
  142                            61.86                                                          1929
  143                            61.63                                                          1989
------------------------------------------------------------------------------------------------------------------------------------
  144                            59.49                                                       1981/1982                 1997
  145                            62.48                                                          1971
  146                            71.28                                                       1948/1963              1998/1999
  147                            60.86                                                          1999
  148                            51.41                                                       1965/1970                 1999
------------------------------------------------------------------------------------------------------------------------------------
  149                            45.61                                                          1978
  150                             1.65                                                          1921                   1990
  151                            60.63                                                          1972
  152                            62.35                                                          1967                   1980
  153                            60.31                                                          1994
------------------------------------------------------------------------------------------------------------------------------------
  154                            56.73                                                          1964
  155                            57.33                                                          1999
  156                            60.15                                                          1963                   1989
  157                            66.19                                                          1914                   1987
  158                            54.69                                                          1998
------------------------------------------------------------------------------------------------------------------------------------
  159                            44.21                                     62.64                1981
  160                            60.34                                                          1914                   1995
  161                             2.15                                                          1971                   1995
  162                            54.61                                                          1966                   1999
  163                            68.14                                                          1973                1996/1999
------------------------------------------------------------------------------------------------------------------------------------
  164                            72.66                                     76.65                1982
  165                            63.02                                                          1982                   1997
  166                            61.74                                     76.65                1983                   1984
  167                            61.88                                                          1912                   1995
  168                            63.87                                                          1967                   1999
------------------------------------------------------------------------------------------------------------------------------------
  169                            61.65                                     70.91                1984
  170                            72.96                                     75.76                1963                1997/1998
  171                            54.07                                                          1950
  172                            65.51                                                          1964
  173                            59.95                                                          1978
------------------------------------------------------------------------------------------------------------------------------------
  174                            49.88                                                          1983
  175                            73.41                                                          1950                   1983
------------------------------------------------------------------------------------------------------------------------------------

                                                      CUT-OFF DATE          PARTICIPATION
                                                      BALANCE PER            BALANCE PER
  CONTROL     UNITS, BEDS                         SQ. FT., UNIT, BED,    SQ. FT., UNIT, BED,
  NUMBER      ROOMS, SQFT     UNIT DESCRIPTION      PAD OR ROOM ($)        PAD OR ROOM ($)       OCCUPANCY (%)       OCCUPANCY DATE
     1            1,230,001        Sq Ft                        119                                    98                11/20/00
     2              528,846        Sq Ft                        191                                    90                09/06/00
     3              635,737        Sq Ft                         79                                    96                09/01/00
     4                  965        Rooms                     32,610                $32,610
    4a                  128        Rooms                                                               73                08/31/00
    4b                  128        Rooms                                                               84                08/31/00
    4c                  128        Rooms                                                               87                08/31/00
    4d                  126        Rooms                                                               74                08/31/00
    4e                  117        Rooms                                                               75                08/31/00
    4f                  126        Rooms                                                               62                08/31/00
    4g                   92        Rooms                                                               69                08/31/00
    4h                  120        Rooms                                                               80                08/31/00
----------------------------------------------------------------------------------------------------------------------------------
     5                   91        Units                    329,438                                   100                09/28/00
     6                  360        Units                     82,778                                    96                09/22/00
     7                  768        Units                     36,902                                    96                08/24/00
     8              269,107        Sq Ft                        105
    8a              111,933        Sq Ft                                                              100                08/01/00
    8b               97,874        Sq Ft                                                              100                08/01/00
    8c               59,300        Sq Ft                                                              100                08/01/00
----------------------------------------------------------------------------------------------------------------------------------
     9                  435        Units                     58,557                                    95                09/20/00
    10               36,756        Sq Ft                        544                                   100                10/18/00
    11                  302        Units                     64,757                                    98                07/28/00
    12              153,069        Sq Ft                        127                                    98                06/30/00
    13                  600        Units                     30,631                                    92                09/19/00
----------------------------------------------------------------------------------------------------------------------------------
    14              167,177        Sq Ft                        109
    14a              39,218        Sq Ft                                                              100                08/22/00
    14b              39,218        Sq Ft                                                              100                08/22/00
    14c              62,740        Sq Ft                                                               98                08/22/00
    14d              26,001        Sq Ft                                                              100                08/22/00
----------------------------------------------------------------------------------------------------------------------------------
    15              185,613        Sq Ft                         97                                    99                07/31/00
    16                  276        Units                     57,359                                    98                09/18/00
    17              107,262        Sq Ft                        142                                   100                08/23/00
    18              113,369        Sq Ft                        134                                   100                08/15/00
    19                  253        Units                     59,613                                    94                09/18/00
----------------------------------------------------------------------------------------------------------------------------------
    20              112,287        Sq Ft                        133                                    89                10/01/00
    21              128,185        Sq Ft                        109                                    96                06/28/00
    22                  408        Units                     34,255                                    98                07/10/00
    23              132,859        Sq Ft                        100                                    80                09/19/00
    24                  352        Units                     37,358                                    97                06/28/00
----------------------------------------------------------------------------------------------------------------------------------
    25                  336        Units                     38,571                                    99                09/21/00
    26              224,626        Sq Ft                         57                                    95                09/15/00
    27                  240        Units                     50,729                                    95                07/12/00
    28                  121        Rooms                    100,195                                    79                03/31/00
    29              165,417        Sq Ft                         73                                    99                08/08/00
----------------------------------------------------------------------------------------------------------------------------------
    30              114,354        Sq Ft                        104                                    97                09/01/00
    31                  255        Rooms                     41,105                                    78                04/30/00
    32              106,323        Sq Ft                         97                                   100                10/16/00
    33              126,708        Sq Ft                         76                                    94                10/01/00
    34              305,870        Sq Ft                         31                                    97                06/28/00
----------------------------------------------------------------------------------------------------------------------------------
    35               91,332        Sq Ft                        104                                   100                06/06/00
    36               75,943        Sq Ft                        125                                   100                07/21/00
    37               74,338        Sq Ft                        121                                   100                09/01/00
    38               53,777        Sq Ft                        164                                    94                09/28/00
    39                   48        Units                    181,127                                    98                08/01/00
----------------------------------------------------------------------------------------------------------------------------------
    40                   98        Rooms                     87,582                                    77                03/31/00
    41               63,733        Sq Ft                        114                                   100                08/17/00
    42                  260        Units                     26,174                                    92                07/10/00
    43                  164        Units                     40,785                                    95                08/01/00
    44                  220        Units                     29,969                                    97                09/06/00
----------------------------------------------------------------------------------------------------------------------------------
    45                  239        Units                     27,127                                   100                06/27/00
    46               82,134        Sq Ft                         79                                   100                10/01/00
    47               62,611        Sq Ft                        102                                   100                10/02/00
    48                  248        Units                     24,811                                    96                09/05/00
    49              150,032        Sq Ft                         41                                    97                08/01/00
----------------------------------------------------------------------------------------------------------------------------------
    50                  113        Rooms                     53,837                                    77                05/31/00
    51                  168        Units                     36,224                                    96                08/29/00
    52               91,178        Sq Ft                         64                                    93                07/11/00
    53                  112        Rooms                     51,665                                    72                06/30/00
    54                  200        Units                     28,563                                    98                07/10/00
----------------------------------------------------------------------------------------------------------------------------------
    55              168,775        Sq Ft                         33                                    99                10/10/00
    56               59,838        Sq Ft                         93                                   100                08/28/00
    57               70,440        Sq Ft                         79                                    96                10/05/00
    58                  197        Units                     27,771                                    98                07/25/00
    59                  181        Units                     29,801                                    95                08/10/00
----------------------------------------------------------------------------------------------------------------------------------
    60                   95        Rooms                     54,579                                    98                08/31/00
    61              106,088        Sq Ft                         48                                    83                08/01/00
    62               39,192        Sq Ft                        127                                   100                07/19/00
    63                  132        Units                     37,853                                    96                08/25/00
    64                  199        Units                     24,951
    64a                  77        Units                                                              100                10/01/00
    64b                  94        Units                                                              100                10/01/00
    64c                  28        Units                                                              100                10/01/00
----------------------------------------------------------------------------------------------------------------------------------
    65                   45        Units                    110,353                                   100                07/17/00
    66                   98        Units                     49,398                                    91                07/01/00
    67               57,173        Sq Ft                         84                                    92                07/31/00
    68                  188        Units                     25,503                                    93                07/10/00
    69              135,962        Sq Ft                         35                                   100                05/18/00
----------------------------------------------------------------------------------------------------------------------------------
    70               33,104        Sq Ft                        141                                   100                06/06/00
    71               27,974        Sq Ft                        166                                   100                07/12/00
    72              139,600        Sq Ft                         32                                    85                10/25/00
    73               64,200        Sq Ft                         70                                    98                09/26/00
    74                  168        Units                     26,460                                    98                09/06/00
----------------------------------------------------------------------------------------------------------------------------------
    75                   78        Rooms                     56,219                                    83                08/30/00
    76               82,342        Sq Ft                         51                                    96                08/28/00
    77               66,922        Sq Ft                         62                                   100                09/22/00
    78               28,368        Sq Ft                        144                                    95                09/25/00
    79                   38        Units                    105,558                                   100                08/31/00
----------------------------------------------------------------------------------------------------------------------------------
    80              118,120        Sq Ft                         33                                    88                07/01/00
    81                   98        Rooms                     38,637                                    72                08/30/00
    82               25,765        Sq Ft                        146                                   100                07/01/00
    83                  120        Rooms                     30,729                                    73                08/30/00
    84               65,630        Sq Ft                         54                                    95                07/24/00
----------------------------------------------------------------------------------------------------------------------------------
    85               74,747        Sq Ft                         47                                   100                08/22/00
    86                  140        Units                     24,597
    86a                  36        Units                                                               92                06/30/00
    86b                   8        Units                                                               88                06/30/00
    86c                   8        Units                                                              100                06/30/00
    86d                   6        Units                                                              100                06/30/00
    86e                  12        Units                                                              100                06/30/00
    86f                  70        Units                                                               93                07/12/00
----------------------------------------------------------------------------------------------------------------------------------
    87               50,000        Sq Ft                         68                                   100                05/01/00
    88               32,268        Sq Ft                        105                                   100                04/18/00
    89                   72        Units                     45,784                                   100                06/06/00
    90                  110        Rooms                     29,900                                    81                07/31/00
    91                  118         Pads                     27,571                                   100                07/05/00
----------------------------------------------------------------------------------------------------------------------------------
    92                  118        Units                     27,271                                    98                05/31/00
    93               55,511        Sq Ft                         58
    93a              20,541        Sq Ft                                                              100                09/01/00
    93b              34,970        Sq Ft                                                              100                09/01/00
    94               58,705        Sq Ft                         54                                    76                10/04/00
----------------------------------------------------------------------------------------------------------------------------------
    95                   34        Units                     93,905                                   100                09/19/00
    96               43,600        Sq Ft                         72                                    97                09/06/00
    97               25,756        Sq Ft                        120                                    98                09/19/00
    98               30,725        Sq Ft                         97                                   100                07/13/00
    99                   56        Units                     53,482                                    95                08/01/00
----------------------------------------------------------------------------------------------------------------------------------
    100                 120        Units                     24,530                                    95                07/12/00
    101                  66        Units                     44,238                                    98                07/01/00
    102              76,286        Sq Ft                         38                                    91                04/01/00
    103              57,974        Sq Ft                         49                                   100                07/12/00
    104              16,800        Sq Ft                        157                                    90                09/06/00
----------------------------------------------------------------------------------------------------------------------------------
    105              34,262        Sq Ft                         74                                   100                07/05/00
    106              44,335        Sq Ft                         56                                   100                08/18/00
    107              29,325        Sq Ft                         84                                   100                09/01/00
    108              26,069        Sq Ft                         93                                   100                05/19/00
    109                 199         Pads                     12,019                                   100                06/01/00
----------------------------------------------------------------------------------------------------------------------------------
    110              41,916        Sq Ft                         57                                    92                07/31/00
    111              25,575        Sq Ft                         92                                   100                08/15/00
    112                 220        Units                     10,319                                    97                06/01/00
    113              31,440        Sq Ft                         71                                    97                10/04/00
    114              16,908        Sq Ft                        132                                   100                07/01/00
----------------------------------------------------------------------------------------------------------------------------------
    115                  21        Units                    104,549                                   100                07/15/00
    116              92,910        Sq Ft                         23                                    77                10/03/00
    117              19,213        Sq Ft                        109                                    89                08/23/00
    118              34,430        Sq Ft                         58                                   100                08/01/00
    119                  72        Units                     27,708                                    94                04/30/00
----------------------------------------------------------------------------------------------------------------------------------
    120                  22        Units                     90,714                                   100                07/13/00
    121              14,546        Sq Ft                        137                                   100                07/25/00
    122              45,725        Sq Ft                         44                                   100                06/01/00
    123                 106        Units                     18,450                                    99                07/31/00
    124              20,743        Sq Ft                         94                                   100                07/01/00
----------------------------------------------------------------------------------------------------------------------------------
    125              22,915        Sq Ft                         82                                   100                04/24/00
    126                  30        Units                     59,494                                    97                04/14/00
    127                  94        Units                     18,551                                    97                05/01/00
    128                  96        Units                     17,902                                    97                03/01/00
    129              18,192        Sq Ft                         94                                   100                07/01/00
----------------------------------------------------------------------------------------------------------------------------------
    130                  58        Units                     29,245                                    95                06/27/00
    131              37,407        Sq Ft                         45                                    85                06/30/00
    132              18,120        Sq Ft                         93                                   100                07/01/00
    133                  97        Units                     16,209
   133a                  43        Units                                                              100                09/01/00
   133b                  30        Units                                                              100                09/01/00
   133c                  24        Units                                                              100                09/01/00
----------------------------------------------------------------------------------------------------------------------------------
    134              22,120        Sq Ft                         68                                    93                04/20/00
    135              10,249        Sq Ft                        146                                    87                05/09/00
    136                  72         Pads                     20,822                                    97                09/07/00
    137                  72        Units                     20,493                                   100                04/22/00
    138                  36        Units                     38,233                                   100                05/16/00
----------------------------------------------------------------------------------------------------------------------------------
    139              33,626        Sq Ft                         40                                   100                08/01/00
    140              33,000        Sq Ft                         41                                   100                08/12/00
    141              21,160        Sq Ft                         63                                   100                09/26/00
    142                  54        Units                     24,635                                   100                06/02/00
    143              16,527        Sq Ft                         79                                   100                08/01/00
----------------------------------------------------------------------------------------------------------------------------------
    144              29,956        Sq Ft                         42                                   100                09/30/00
    145                  56        Units                     21,612                                    98                03/31/00
    146                  44        Units                     27,201                                    96                09/18/00
    147              12,900        Sq Ft                         90                                   100                09/01/00
    148                  88        Units                     12,417                                    97                08/01/00
----------------------------------------------------------------------------------------------------------------------------------
    149              23,860        Sq Ft                         46                                   100                06/01/00
    150                  31        Units                     34,790                                    97                04/08/00
    151                  60        Units                     18,265                                    93                07/01/00
    152              18,661        Sq Ft                         53                                    99                06/15/00
    153               7,008        Sq Ft                        142                                   100                09/24/00
----------------------------------------------------------------------------------------------------------------------------------
    154              16,802        Sq Ft                         59                                   100                09/24/00
    155              14,570        Sq Ft                         68                                   100                06/14/00
    156                 108        Units                      9,222                                    99                06/02/00
    157              17,471        Sq Ft                         56                                    83                09/01/00
    158              38,650        Sq Ft                         25                                    89                08/07/00
----------------------------------------------------------------------------------------------------------------------------------
    159              31,918        Sq Ft                         30                                    86                06/30/00
    160                  41        Units                     22,888                                   100                08/07/00
    161              29,200        Sq Ft                         31                                   100                01/12/00
    162              46,600        Sq Ft                         19                                   100                05/25/00
    163                  54        Units                     15,545                                   100                09/01/00
----------------------------------------------------------------------------------------------------------------------------------
    164                  24        Units                     33,259                                   100                04/01/00
    165                  33        Units                     23,841                                    97                04/17/00
    166              10,500        Sq Ft                         70                                   100                04/01/00
    167                  29        Units                     24,888                                   100                08/07/00
    168               8,530        Sq Ft                         78                                   100                08/01/00
----------------------------------------------------------------------------------------------------------------------------------
    169              19,800        Sq Ft                         33                                   100                04/18/00
    170                  24        Units                     26,617                                   100                06/30/00
    171                  47         Pads                     13,455                                    96                06/01/00
    172                  23        Units                     25,648                                   100                07/01/00
    173              15,391        Sq Ft                         36                                    90                07/01/00
----------------------------------------------------------------------------------------------------------------------------------
    174               8,053        Sq Ft                         63                                   100                05/22/00
    175                  17        Units                     21,606                                   100                03/01/00
----------------------------------------------------------------------------------------------------------------------------------

                                                             ANNUAL
  CONTROL                                                   REQUIRED             ANNUAL
  NUMBER           OWNERSHIP INTEREST          LOCKBOX    RESERVES ($)     REQUIRED TI/LC ($)           LARGEST TENANT
     1                 Fee Simple               Hard           184,500           1,300,000      J.C. Penney
     2                  Leasehold               Hard                                            Regal Cinemas
     3                 Fee Simple               Hard           127,147             840,575      Columbine JDS Systems, Inc.
     4                                          Hard
    4a                 Fee Simple
    4b                 Fee Simple
    4c                 Fee Simple
    4d                 Fee Simple
    4e                 Fee Simple
    4f                 Fee Simple
    4g                 Fee Simple
    4h                 Fee Simple
------------------------------------------------------------------------------------------------------------------------------------
     5                 Fee Simple               Hard            30,288                          New York University
     6                 Fee Simple                               72,000
     7                 Fee Simple               Soft           192,000
     8                                          Soft            40,366             174,175
    8a                 Fee Simple                                                               Christmas Tree Shops
    8b                 Fee Simple                                                               Christmas Tree Shops
    8c                 Fee Simple                                                               Bernie's Audio Video
------------------------------------------------------------------------------------------------------------------------------------
     9                 Fee Simple               Soft            87,000
    10                  Leasehold               Hard             7,347                          Related Management Company
    11                 Fee Simple                               60,400
    12                 Fee Simple                               29,083              41,000      Ross Stores
    13                 Fee Simple                              137,400
------------------------------------------------------------------------------------------------------------------------------------
    14                                          Hard            25,077              37,489
    14a                Fee Simple                                                               Piggly Wiggly
    14b                Fee Simple                                                               Piggly Wiggly
    14c                Fee Simple                                                               Piggly Wiggly
    14d                Fee Simple                                                               Piggly Wiggly
------------------------------------------------------------------------------------------------------------------------------------
    15                 Fee Simple               Hard            38,979             263,570      Federal Data Systems
    16                 Fee Simple                               55,200
    17                 Fee Simple                               11,127                          Lane Gorman Trubitt, LLP
    18                 Fee Simple                               16,555                          Ralph's
    19                 Fee Simple                               50,600
------------------------------------------------------------------------------------------------------------------------------------
    20                 Fee Simple                               19,089                          Sun & Ski Sports
    21                 Fee Simple                               19,252              55,008      Custom Research
    22                 Fee Simple                              122,400
    23                 Fee Simple                               19,929                          Barnes & Noble
    24                 Fee Simple                               52,800
------------------------------------------------------------------------------------------------------------------------------------
    25                 Fee Simple                               84,000
    26                  Leasehold                               44,925             318,972      CSX
    27                 Fee Simple                               48,000
    28                 Fee Simple                              172,478
    29                 Fee Simple               Soft            24,816              99,396      Stein Mart #123
------------------------------------------------------------------------------------------------------------------------------------
    30                 Fee Simple                               17,157              84,996      Miller, Canfield, Paddock
    31                 Fee Simple             Springing
    32                 Fee Simple                               13,300             110,400      Netensity, Inc.
    33                 Fee Simple                               31,680              75,000      Bowl America
    34                 Fee Simple                               30,504             180,000      K-Mart
------------------------------------------------------------------------------------------------------------------------------------
    35                 Fee Simple                               18,266                          Avanex Corporation
    36                 Fee Simple                               11,073                          Lutris Technologies Inc.
    37                 Fee Simple                                2,330                          Ralphs Grocery Store
    38                 Fee Simple                                5,332              29,328      Softhome, Inc.
    39                 Fee Simple                                9,600
------------------------------------------------------------------------------------------------------------------------------------
    40                 Fee Simple                              125,460
    41                 Fee Simple               Hard             9,560                          Farm Fresh
    42                 Fee Simple               Soft            65,000
    43                 Fee Simple                               40,750
    44                 Fee Simple                               63,580
------------------------------------------------------------------------------------------------------------------------------------
    45                 Fee Simple                               60,228
    46                 Fee Simple               Hard            16,427              80,046      Sisna
    47                 Fee Simple                                6,261              45,000      Regence Blue Shield of Idaho
    48                 Fee Simple                               62,000
    49                 Fee Simple                               25,505              50,011      TCM Supply Corporation
------------------------------------------------------------------------------------------------------------------------------------
    50                 Fee Simple             Springing        131,114
    51                 Fee Simple                               33,600
    52                 Fee Simple                                                   29,719      Food 4 Less #5
    53                 Fee Simple             Springing         96,000
    54                 Fee Simple               Soft            50,000
------------------------------------------------------------------------------------------------------------------------------------
    55                 Fee Simple             Springing         16,877              60,000      Wal-Mart
    56                 Fee Simple               Hard             5,973                          Lakeview Technology, Inc.
    57                 Fee Simple               Soft            13,088              49,080      Gold's Gym (D&B Enterprises)
    58                 Fee Simple                               49,250
    59                 Fee Simple             Springing         45,250
------------------------------------------------------------------------------------------------------------------------------------
    60                 Fee Simple             Springing         76,218
    61                 Fee Simple                               27,168              56,028      Ames
    62                 Fee Simple                                7,856                          Prime Pay Northern
    63                 Fee Simple                               26,539
    64                                                          29,850
    64a                Fee Simple
    64b                Fee Simple
    64c                Fee Simple
------------------------------------------------------------------------------------------------------------------------------------
    65                 Fee Simple             Springing         11,250
    66                 Fee Simple                               17,640
    67                 Fee Simple                               17,724              25,156      Pier 1 Imports
    68                 Fee Simple               Soft            47,000
    69        Both Fee Simple and Leasehold   Springing         20,394              28,516      Wal-Mart
------------------------------------------------------------------------------------------------------------------------------------
    70                 Fee Simple                                6,537              29,748      Islands Publishing
    71                 Fee Simple                                                   23,352      Lucy's LaundryMart
    72                 Fee Simple                               13,961              24,000      Home-Guard Window Warehouse
    73                 Fee Simple                               12,840                          Food Lion
    74                 Fee Simple                               49,896
------------------------------------------------------------------------------------------------------------------------------------
    75                 Fee Simple             Springing         88,800
    76                 Fee Simple                               19,762              63,403      Goldcoast Autotronics, Inc.
    77                 Fee Simple                                6,692              24,000      Ohio Blood Plasma Inc.
    78                 Fee Simple                                3,404                          Big 5
    79                 Fee Simple                                8,004
------------------------------------------------------------------------------------------------------------------------------------
    80                 Fee Simple                               30,629                          Food Lion
    81                 Fee Simple             Springing         90,000
    82                 Fee Simple                                                   25,000      Jonart Realty
    83                 Fee Simple             Springing         82,800
    84                 Fee Simple                               16,407              32,400      Maxim Integrated Prod
------------------------------------------------------------------------------------------------------------------------------------
    85                 Fee Simple               Hard                                            Amtech Systems Corporation
    86                                                          38,358
    86a                Fee Simple
    86b                Fee Simple
    86c                Fee Simple
    86d                Fee Simple
    86e                Fee Simple
    86f                Fee Simple
------------------------------------------------------------------------------------------------------------------------------------
    87                 Fee Simple                                5,000                          Food Lion
    88                 Fee Simple                                                               Linens & Things
    89                 Fee Simple                               12,960
    90                 Fee Simple             Springing         96,000
    91                 Fee Simple                                5,960
------------------------------------------------------------------------------------------------------------------------------------
    92                 Fee Simple                               21,712
    93                                                          11,102              36,295
    93a                Fee Simple                                                               Dental World Center
    93b                Fee Simple                                                               HD Systems, Inc.
    94                 Fee Simple                                5,865
------------------------------------------------------------------------------------------------------------------------------------
    95                 Fee Simple                                5,100
    96                 Fee Simple                                4,360                          Food Lion
    97                 Fee Simple                                2,576               7,500      St. Joseph's
    98                 Fee Simple                                                               Best Buy
    99                 Fee Simple                               11,196
------------------------------------------------------------------------------------------------------------------------------------
    100                Fee Simple               Soft            30,000
    101                Fee Simple                               17,886
    102                Fee Simple                               11,443              34,329      Safe Passage PCSI
    103                Fee Simple                                5,797              24,000      Desert Collectibles
    104                Fee Simple                                1,680              10,008      Saddle Up Western Wear
------------------------------------------------------------------------------------------------------------------------------------
    105                Fee Simple                                6,167              16,680      PBS&J
    106                Fee Simple                                8,112              25,008      CQ2 Direct, Inc.
    107                Fee Simple                                                   29,256      Shugrue's
    108                Fee Simple                                3,931              26,069      East West Mortgage
    109                Fee Simple                               16,158
------------------------------------------------------------------------------------------------------------------------------------
    110                Fee Simple                                8,547              41,028      Drs. Mike and Art deLarios - Plaza I
    111                Fee Simple                                7,157              12,000      King County Health
    112                Fee Simple
    113                Fee Simple             Springing          6,287              25,276      Austin Regional Clinic
    114                Fee Simple                                2,536                          Eckerd's
------------------------------------------------------------------------------------------------------------------------------------
    115                Fee Simple                                5,250
    116                Fee Simple               Hard            13,937              24,000      Food Lion
    117                Fee Simple                                3,840               8,460      Physical Rehabilitation Network
    118                Fee Simple                               12,739                          O'Malley's Bar
    119                Fee Simple                               12,960
------------------------------------------------------------------------------------------------------------------------------------
    120                Fee Simple                                3,300
    121                Fee Simple             Springing          1,455                          Thomasville Furniture
    122                Fee Simple                                4,573              13,332      Office Works
    123                Fee Simple                               21,000
    124                Fee Simple                                2,074              12,000      Adspace Networks, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    125                Fee Simple                                1,833              22,908      Louis Brandman & Sons
    126                Fee Simple                                8,134
    127                Fee Simple                               25,017
    128                Fee Simple                               27,168
    129                Fee Simple                                1,819               5,004      Parkway Products
------------------------------------------------------------------------------------------------------------------------------------
    130                Fee Simple                                8,700
    131                Fee Simple                                5,611              19,480      IOL Medical Services
    132                Fee Simple                                1,812              24,204      AP Technoglass
    133                                                         16,320
   133a                Fee Simple
   133b                Fee Simple
   133c                Fee Simple
------------------------------------------------------------------------------------------------------------------------------------
    134                Fee Simple                                6,000              21,900      Blockbuster Video
    135                Fee Simple                                1,537              10,800      Pizza Hut
    136                Fee Simple                                6,080
    137                Fee Simple               Soft            18,000
    138                Fee Simple                                9,000
------------------------------------------------------------------------------------------------------------------------------------
    139                Fee Simple                                5,044              27,910      Cypresswood Clinic Association
    140                Fee Simple                                9,666              17,386      Passaic County Legal Aid
    141                Fee Simple                                5,290              18,300      South College
    142                Fee Simple                               14,850
    143                Fee Simple                                4,455                          First Security Service
------------------------------------------------------------------------------------------------------------------------------------
    144                Fee Simple               Hard             7,489              11,084      Southland Business Bank
    145                Fee Simple                               16,500
    146                Fee Simple                               11,000
    147                Fee Simple                                                    8,760      Army/Navy Recruiting
    148                Fee Simple                               21,996
------------------------------------------------------------------------------------------------------------------------------------
    149                Fee Simple                                4,772              34,598      Gill Kveen
    150                Fee Simple
    151                Fee Simple                               22,980
    152                Fee Simple
    153                Fee Simple                                                    7,008      Arvida
------------------------------------------------------------------------------------------------------------------------------------
    154                Fee Simple                                2,520              19,104      Master Systems
    155                Fee Simple                                2,186                          Texas Fulton
    156                Fee Simple                               22,833
    157                Fee Simple                                                               Gibson Management
    158                Fee Simple                                3,865
------------------------------------------------------------------------------------------------------------------------------------
    159                Fee Simple                                7,022              25,660      Monterrey Park College
    160                Fee Simple                               10,250
    161                Fee Simple                                5,840              13,440      Eastern State Tire
    162                Fee Simple                                                               Independent Packaging
    163                Fee Simple                               15,336
------------------------------------------------------------------------------------------------------------------------------------
    164                Fee Simple               Hard
    165                Fee Simple                               10,197
    166                Fee Simple               Hard                                 9,216      Cumberland Farms
    167                Fee Simple                                7,830
    168                Fee Simple                                1,284                          Radio Shack
------------------------------------------------------------------------------------------------------------------------------------
    169                Fee Simple                                6,000              11,940      Time Out Sports Grill
    170                Fee Simple                                3,600
    171                Fee Simple
    172                Fee Simple
    173                Fee Simple                                3,711                          Circle A
------------------------------------------------------------------------------------------------------------------------------------
    174                Fee Simple                                1,208                          Carson Insurance
    175                Fee Simple               Hard
------------------------------------------------------------------------------------------------------------------------------------


  CONTROL     LARGEST TENANT       LARGEST TENANT
  NUMBER           SQ FT          LEASE EXPIRATION

     1               104,697              11/30/12
     2                78,752              01/31/20
     3               100,420              12/31/08
     4
    4a
    4b
    4c
    4d
    4e
    4f
    4g
    4h
----------------------------------------------------
     5                98,522              08/31/10
     6
     7
     8
    8a                57,776              09/30/13
    8b                51,074              05/20/18
    8c                21,450              08/31/09
----------------------------------------------------
     9
    10                21,137              02/28/11
    11
    12                30,000              01/31/06
    13
----------------------------------------------------
    14
    14a               33,218              09/28/19
    14b               33,218              02/27/19
    14c               35,300              03/30/19
    14d               26,001              11/30/18
----------------------------------------------------
    15                66,746              12/31/04
    16
    17                24,565              06/30/08
    18                57,155              01/31/19
    19
----------------------------------------------------
    20                26,138              04/30/09
    21                29,618              08/31/08
    22
    23                22,050              02/28/15
    24
----------------------------------------------------
    25
    26                70,592              05/31/05
    27
    28
    29                37,177              11/06/06
----------------------------------------------------
    30                18,397              07/31/03
    31
    32                24,798              06/30/05
    33                34,425              07/31/01
    34                89,445              03/31/02
----------------------------------------------------
    35                91,332              04/14/10
    36                28,199              12/31/03
    37                51,028              02/28/19
    38                16,499              09/11/13
    39
----------------------------------------------------
    40
    41                46,933              04/01/20
    42
    43
    44
----------------------------------------------------
    45
    46                10,829              05/31/07
    47                25,038              08/31/06
    48
    49                 8,460              08/14/05
----------------------------------------------------
    50
    51
    52                42,275              12/01/14
    53
    54
----------------------------------------------------
    55                65,904              11/17/06
    56                22,032              04/30/10
    57                19,964              08/31/10
    58
    59
----------------------------------------------------
    60
    61                43,020              02/28/19
    62                 5,290              06/14/02
    63
    64
    64a
    64b
    64c
----------------------------------------------------
    65
    66
    67                 9,400              02/29/08
    68
    69                89,612              11/26/11
----------------------------------------------------
    70                12,769              09/30/01
    71                 6,448              03/31/10
    72                45,800              02/28/13
    73                33,000              04/01/20
    74
----------------------------------------------------
    75
    76                 6,782              09/30/04
    77                20,475              02/29/04
    78                10,032              04/30/16
    79
----------------------------------------------------
    80                37,920              10/14/16
    81
    82                 7,205              10/31/01
    83
    84                15,581              12/31/02
----------------------------------------------------
    85                74,747              09/21/15
    86
    86a
    86b
    86c
    86d
    86e
    86f
----------------------------------------------------
    87                33,000              04/11/20
    88                32,336              01/31/20
    89
    90
    91
----------------------------------------------------
    92
    93
    93a                3,482              01/31/06
    93b                9,970              11/30/03
    94
----------------------------------------------------
    95
    96                33,000              09/01/19
    97                 7,700              09/30/08
    98                30,725              06/30/20
    99
----------------------------------------------------
    100
    101
    102                6,656              05/31/01
    103                5,559              06/01/05
    104                3,700              08/31/05
----------------------------------------------------
    105               15,572              09/30/03
    106                3,750              04/01/03
    107               10,516              12/31/06
    108                6,188              02/28/07
    109
----------------------------------------------------
    110                6,194              08/31/03
    111               13,350              09/14/04
    112
    113               11,771              12/31/07
    114               10,908              06/01/20
----------------------------------------------------
    115
    116               28,200              01/09/08
    117                5,600              04/30/07
    118                5,400              11/30/01
    119
----------------------------------------------------
    120
    121               14,546
    122               23,225              06/17/04
    123
    124               10,253              09/30/05
----------------------------------------------------
    125               22,915              03/31/15
    126
    127
    128
    129                7,690              10/15/06
----------------------------------------------------
    130
    131               15,522              05/31/05
    132               12,830              08/31/05
    133
   133a
   133b
   133c
----------------------------------------------------
    134                6,720              12/31/04
    135                2,400              11/30/04
    136
    137
    138
----------------------------------------------------
    139                6,963              12/31/02
    140                7,000              10/30/05
    141               21,160              12/31/01
    142
    143                3,176              07/31/04
----------------------------------------------------
    144                8,458              12/31/09
    145
    146
    147                3,600              02/28/01
    148
----------------------------------------------------
    149                2,968              11/30/02
    150
    151
    152
    153                3,112              12/31/02
----------------------------------------------------
    154                2,706              06/30/01
    155                5,580              01/14/05
    156
    157                3,012              05/31/02
    158
----------------------------------------------------
    159                7,359              05/31/03
    160
    161               14,500              04/30/11
    162               46,600              12/31/09
    163
----------------------------------------------------
    164
    165
    166                3,000              02/28/04
    167
    168                2,625              08/31/04
----------------------------------------------------
    169                4,600              12/31/01
    170
    171
    172
    173                2,434              01/31/03
----------------------------------------------------
    174                1,930              11/30/03
    175
----------------------------------------------------

                CERTAIN CHARACTERISTICS OF THE MULTIFAMILY LOANS

  CONTROL         LOAN
    ID           NUMBER                       PROPERTY NAME                              CITY                     COUNTY
------------------------------------------------------------------------------------------------------------------------------------
     5          DBM13657     201 East 14th - Coral Tower                            New York                  New York
     6           21015       St. Croix Apartments at Pelican Marsh                  Naples                    Collier
     7          DBM12838     Coral Gate Apartments                                  Miami                     Dade
     9          DBM14078     Copper Canyon Apartments                               Las Vegas                 Clark
    11           28450       Governor's Square Apartments                           Sacramento                Sacramento
------------------------------------------------------------------------------------------------------------------------------------
    13         09-0001401    Harbor Pointe Apartments                               Orlando                   Orange
    16         09-0001403    Brittany at Waterford Lakes Apartments                 Orlando                   Orange
    19         09-0001402    Cross Timbers Apartments                               Morrisville               Wake
    22          DBM11332     Colonial Townhouse                                     Willimantic               Tolland and Windham
    24          11029240     DeZavala Oaks Apartments                               San Antonio               Bexar
------------------------------------------------------------------------------------------------------------------------------------
    25           27395       Bound Brook Apartments                                 Bound Brook               Somerset
    27          DBM12721     Napa Valley Apartments                                 Henderson                 Clark
    39         09-0001398    Waterview Apartments                                   Kirkland                  King
    42         991091256     Windover of Melbourne Apartments                       West Melbourne            Brevard
    43          DBM12582     Ridge Carlton Apartments                               Philadelphia              Philadelphia
------------------------------------------------------------------------------------------------------------------------------------
    44          DBM13891     Whisper Hollow                                         Austin                    Travis
    45         991091662     Park Colony Apartments                                 Des Plaines               Cook
    48          DBM14180     Chandler's Mill Apartments                             Corpus Christi            Nueces
    51           28492       Vistas at Northbrook                                   Normal                    McLean
    54         991091255     Windover Health Club Apartments                        Orlando                   Orange
------------------------------------------------------------------------------------------------------------------------------------
    58          11029222     The Willows Apartments                                 Chesterfield Township     Macomb
    59           24767       Villages at McClintock                                 Tempe                     Maricopa
    63           28616       Waterford at Summit View Apartments                    Swatara Township          Dauphin
    65          DBM12720     Pennyfield Estates                                     Bronx                     Bronx
------------------------------------------------------------------------------------------------------------------------------------
    64         01-1026848    Bongiovanni Apartment Portfolio
    64a       01-1026848-A   2100 Westbury Court Apartments                         Brooklyn                  Kings
    64b       01-1026848-B   2110 Westbury Court Apartments                         Brooklyn                  Kings
    64c       01-1026848-C   3506 Newkirk Avenue Apartments                         Brooklyn                  Kings
------------------------------------------------------------------------------------------------------------------------------------
    66         09-0001391    Crystal Lake Apartments                                Corvallis                 Benton
    68         991091257     Windover Golden Pointe                                 West Melbourne            Brevard
    74          DBM13892     High Point Apartments                                  Austin                    Travis
    79         09-0001382    Sequoia Grove                                          Danville                  Contra Costa
    86         01-1026840    Kendall Apartment Portfolio
    86a       01-1026840-A   39th Street Apartments                                 Bettendorf                Scott
    86b       01-1026840-B   Sutton Place Apartments                                Bettendorf                Scott
    86c       01-1026840-C   Winston Drive Apartments                               Bettendorf                Scott
    86d       01-1026840-D   25th Street Apartments                                 Moline                    Rock Island
    86e       01-1026840-E   Kennedy Drive Apartments                               East Moline               Rock Island
    86f       01-1026840-F   Loganwood Apartments                                   Moline                    Rock Island
    89         09-0001366    Mill Plain Court Apartments                            Vancouver                 Clark
    92         991091668     Suncrest Village Apartments                            Houston                   Harris
------------------------------------------------------------------------------------------------------------------------------------
    95         09-0001411    Garden Court Apartments                                Seattle                   King County
    99           28394       Pine Circle Townhomes                                  Grand Rapids              Kent
    100        991091254     Windover of Fort Pierce Apartments                     Ft. Pierce                St. Lucie
    101        09-0001373    Muir Heights Apartments                                Madison                   Dane
    112          27764       Timberlake Courts Apartments                           Beaumont                  Jefferson
------------------------------------------------------------------------------------------------------------------------------------
    115        991091654     Beacon Commons                                         Pittsburgh                Allegheny
    120        01-1026870    Ashley Apartment Building                              St. Louis                 St. Louis
    119        01-1025159    Highland Park Apartments                               Portland                  Multnomah
    123        01-1028013    Carlton Heights Apartments                             Dallas                    Dallas
    126        991091646     Empire Building                                        Philadelphia              Pennsylvania
------------------------------------------------------------------------------------------------------------------------------------
    127        991091669     Courtyard Park                                         Hyattsville               Prince Georges
    128        991091631     Lansdale & Five Points Apartments                      Norfolk                   City of Norfolk
    130        01-1027426    Colonial Apartments                                    Seymour                   New Haven
    133        01-1024923    Trinity Towers, Brittany and Wagner Apartments
   133a       01-1024923-A   Trinity Towers Apartments                              Hartford                  Hartford
   133b       01-1024923-B   Brittany Apartments                                    Hartford                  Hartford
   133c       01-1024923-C   Wagner Apartments                                      Hartford                  Hartford
    137        991091626     Carrollton/Del-Mar Apartments                          Carrollton                Dallas
    138        991091624     Grand Manor Apartments                                 Apple Valley              Dakota
    142        991091635     Ath-Dara                                               Lansdowne                 Delaware
------------------------------------------------------------------------------------------------------------------------------------
    145        991091644     Descanso Plaza Apartments                              Aurora                    Adams
    146        01-1027009    Hudson Place Apartments                                Dallas                    Dallas
    151        991091628     Wexford Apartments                                     Pottstown                 Montgomery
    148          26252       Hunt Club Apartments                                   Denton                    Denton
    150        991091619     Bluebird Apartments                                    St. Paul                  Ramsey
------------------------------------------------------------------------------------------------------------------------------------
    156        991091663     Wheatley Plaza Apartments                              Houston                   Harris
    160        01-1027879    374 South 5th Street Apartments                        Brooklyn                  Kings
    163          28992       Brentstone Apartments                                  Pascagoula                Jackson
    164        991091650     Metacom Apartments                                     Bristol                   Bristol
    165        991091634     Oak Apartments                                         Tampa                     Hillsborough
------------------------------------------------------------------------------------------------------------------------------------
    167        01-1028782    367 South 5th Street Multifamily                       Brooklyn                  Kings
    170        01-1028014    Fairfield Apartments                                   Richardson                Dallas
    172        991091651     Willow Lane Apartments                                 Bronx (Pelham Bay)        Bronx
    175        991091658     15-17 Massasoit Avenue                                 Bristol                   Bristol


                                                       CUT-OFF                                                  STUDIOS
  CONTROL                         CUT-OFF DATE       DATE BALANCE                                                   AVG RENT
    ID      STATE   ZIP CODE      BALANCE ($)        PER UNIT ($)           UTILITIES PAID BY TENANT     # UNITS   PER MO. ($)
----------------------------------------------------------------------------------------------------------------------------------
     5        NY      10003        29,978,826          329,438    Gas/Electricity/Cable                      0             0
     6        FL      34109        29,800,000           82,778    Electricity                                0             0
     7        FL      33015        28,340,494           36,902    Water/Electricity/Cable                   99           577
     9        NV      89118        25,472,358           58,557    Water/Gas/Electricity/Cable                0             0
    11        CA      95814        19,556,631           64,757    Electricity/Cable                          0             0
----------------------------------------------------------------------------------------------------------------------------------
    13        FL      32822        18,378,727           30,631    Electricity                                0             0
    16        FL      32828        15,831,186           57,359    Electricity                                0             0
    19        NC      27560        15,082,077           59,613    Gas/Electricity                            0             0
    22        CT      06226        13,976,203           34,255    Electricity                                0             0
    24        TX      78249        13,150,000           37,358    Electricity                                0             0
----------------------------------------------------------------------------------------------------------------------------------
    25        NJ      08805        12,960,000           38,571    Gas/Electricity/Cable                      0             0
    27        NV      89012        12,174,928           50,729    Electricity                                0             0
    39        WA      98033         8,694,103          181,127    Electricity                                0             0
    42        FL      32904         6,805,233           26,174    Water/Electricity/Cable                    0             0
    43        PA      19128         6,688,696           40,785    Electricity/Cable                          0             0
----------------------------------------------------------------------------------------------------------------------------------
    44        TX      78741         6,593,077           29,969    Electricity/Cable                          0             0
    45        IL      60016         6,483,295           27,127    Electricity                                0             0
    48        TX      78414         6,153,139           24,811    Water/Gas/Electricity/Cable                0             0
    51        IL      61761         6,085,660           36,224    Gas/Electricity/Cable                      0             0
    54        FL      32839         5,712,604           28,563    Water/Electricity/Cable                   40           475
----------------------------------------------------------------------------------------------------------------------------------
    58        MI      48045         5,470,868           27,771    Electricity                               22           387
    59        AZ      85281         5,393,921           29,801    Gas/Electricity/Cable                     24           521
    63        PA      17111         4,996,645           37,853    Gas/Electricity/Cable                      0             0
    65        NY      10465         4,965,878          110,353                                               0             0
----------------------------------------------------------------------------------------------------------------------------------
    64                              4,965,197           24,951
    64a       NY      11225                                                                                  0             0
    64b       NY      11225                                                                                 23           443
    64c       NY      11225                                                                                  0             0
----------------------------------------------------------------------------------------------------------------------------------
    66        OR      97333         4,840,999           49,398    Electricity                                0             0
    68        FL      32904         4,794,596           25,503    Water/Electricity                          0             0
    74        TX      78741         4,445,332           26,460    Electricity/Cable                          0             0
    79        CA      94526         4,011,196          105,558    Gas/Electricity                            0             0
    86                              3,443,562           24,597
    86a       IA      52722                                       Gas/Electricity                            0             0
    86b       IA      52722                                       Water/Gas/Electricity/Cable/Trash          0             0
    86c       IA      52722                                       Electricity                                0             0
    86d       IL      61265                                       Gas/Electricity                            0             0
    86e       IL      61244                                       Gas/Electricity                            0             0
    86f       IL      61265                                       Electricity                                0             0
    89        WA      98684         3,296,462           45,784    Electricity                                0             0
    92        TX      77072         3,217,979           27,271    Electricity                                0             0
----------------------------------------------------------------------------------------------------------------------------------
    95        WA      98112         3,192,777           93,905    Water/Gas/Electricity/Sewer                0             0
    99        MI      49548         2,994,976           53,482    Gas/Electricity/Cable                      0             0
    100       FL      34981         2,943,612           24,530    Water/Electricity/Cable                    0             0
    101       WI      53719         2,919,727           44,238    Electricity                                0             0
    112       TX      77707         2,270,127           10,319    Gas/Electricity/Cable                      2           250
----------------------------------------------------------------------------------------------------------------------------------
    115       PA      15217         2,195,529          104,549    Gas/Electricity                            0             0
    120       MO      63108         1,995,716           90,714    Electricity                                0             0
    119       OR      97203         1,994,979           27,708                                               0             0
    123       TX      75243         1,955,735           18,450                                               0             0
    126       PA      19107         1,784,821           59,494    Electricity                                0             0
----------------------------------------------------------------------------------------------------------------------------------
    127       MD      20781         1,743,813           18,551                                               0             0
    128       VA      23513         1,718,602           17,902    Electricity                                0             0
    130       CT      06483         1,696,238           29,245    Electricity                                0             0
    133                             1,572,308           16,209
   133a       CT      6106                                        Electricity                                0             0
   133b       CT      6106                                        Electricity                                0             0
   133c       CT      6106                                        Electricity                                0             0
    137       TX      75211         1,475,493           20,493                                               0             0
    138       MN      55124         1,376,391           38,233    Electricity                                0             0
    142       PA      19050         1,330,267           24,635    Gas/Electricity                            0             0
----------------------------------------------------------------------------------------------------------------------------------
    145       CO      80010         1,210,266           21,612    Electricity                                0             0
    146       TX      75206         1,196,844           27,201                                               0             0
    151       PA      19464         1,095,911           18,265    Electricity                                5           428
    148       TX      76201         1,092,670           12,417    Cable                                      2           350
    150       MN      55117         1,078,500           34,790    Electricity                               16           482
----------------------------------------------------------------------------------------------------------------------------------
    156       TX      77020           995,926            9,222    Gas/Electricity                            0             0
    160       NY      11211           938,394           22,888    Gas/Electricity                            0             0
    163       MS      39567           839,427           15,545    Gas/Electricity/Cable                      0             0
    164       RI      02809           798,215           33,259    Electricity                                0             0
    165       FL      33637           786,737           23,841    Water/Electricity                          0             0
----------------------------------------------------------------------------------------------------------------------------------
    167       NY      11211           721,765           24,888    Gas/Electricity                            0             0
    170       TX      75081           638,819           26,617                                               0             0
    172       NY      10461           589,904           25,648    Electricity                                0             0
    175       RI      02809           367,295           21,606    Electricity                                0             0

                 1 BEDROOM           2 BEDROOM             3 BEDROOM             4 BEDROOM             5 BEDROOM            NUMBER
  CONTROL             AVG RENT              AVG RENT              AVG RENT              AVG RENT              AVG RENT        OF
    ID    # UNITS   PER MO. ($)  # UNITS   PER MO. ($) # UNITS   PER MO. ($) # UNITS   PER MO. ($) # UNITS   PER MO. ($)   ELEVATORS
------------------------------------------------------------------------------------------------------------------------------------
     5          26          0       52             0      13             0       0             0       0             0         2
     6          72        799      216           999      72          1299       0             0       0             0         0
     7         428        684      216           840      25          1035       0             0       0             0         6
     9         182        715      192           879      61          1055       0             0       0             0         0
    11         159        821      113          1112      30          1238       0             0       0             0         9
------------------------------------------------------------------------------------------------------------------------------------
    13         319        516      281           594       0             0       0             0       0             0         0
    16          80        738      156           858      40          1040       0             0       0             0         0
    19          86        728      139           892      28          1114       0             0       0             0         0
    22         272        533      136           600       0             0       0             0       0             0         0
    24         176        552      160           675      16           885       0             0       0             0         0
------------------------------------------------------------------------------------------------------------------------------------
    25         228        650      108           750       0             0       0             0       0             0         0
    27         112        653      112           778      16           983       0             0       0             0         0
    39          17       1472       31          2487       0             0       0             0       0             0         1
    42          84        469      168           529       8           715       0             0       0             0         0
    43          95        634       69           747       0             0       0             0       0             0         2
------------------------------------------------------------------------------------------------------------------------------------
    44         164        562       56           797       0             0       0             0       0             0         0
    45         163        762       75           919       1          1360       0             0       0             0         0
    48         160        499       88           638       0             0       0             0       0             0         0
    51           0          0       72           605      96           650       0             0       0             0         0
    54          60        550       80           633      20           779       0             0       0             0         0
------------------------------------------------------------------------------------------------------------------------------------
    58         139        536       36           648       0             0       0             0       0             0         0
    59           8        575      149           615       0             0       0             0       0             0         0
    63           0          0       62           500      70           701       0             0       0             0         0
    65           0          0       15          1192      30          1554       0             0       0             0         0
------------------------------------------------------------------------------------------------------------------------------------
    64
    64a         54        532       17           617       6           724       0             0       0             0         1
    64b         54        480        0             0      17           151       0             0       0             0         1
    64c          0          0       28           519       0             0       0             0       0             0         1
------------------------------------------------------------------------------------------------------------------------------------
    66          12        555       70           656      15           852       1           950       0             0         0
    68          60        489      120           519       8           715       0             0       0             0         0
    74         152        587       16           825       0             0       0             0       0             0         0
    79           0          0       38          1476       0             0       0             0       0             0         0
    86
    86a          8        395       28           455       0             0       0             0       0             0         0
    86b          0          0        8           556       0             0       0             0       0             0         0
    86c          0          0        8           556       0             0       0             0       0             0         0
    86d          0          0        6           449       0             0       0             0       0             0         0
    86e          0          0       12           541       0             0       0             0       0             0         0
    86f         40        410       22           510       8           575       0             0       0             0         0
    89          16        572       48           668       8           807       0             0       0             0         0
    92           0          0      118           666       0             0       0             0       0             0         0
------------------------------------------------------------------------------------------------------------------------------------
    95          29        961        5          1475       0             0       0             0       0             0         1
    99           0          0        0             0      56           806       0             0       0             0         0
    100         40        485       80           565       0             0       0             0       0             0         0
    101         44          0       22             0       0             0       0             0       0             0         0
    112        147        350       71           445       0             0       0             0       0             0         0
------------------------------------------------------------------------------------------------------------------------------------
    115          0          0        0             0      21          1418       0             0       0             0         0
    120          3        773       18          1350       1          3500       0             0       0             0         0
    119         13        485       58           540       1           685       0             0       0             0         0
    123          0          0      106           550       0             0       0             0       0             0         0
    126         30        700        0             0       0             0       0             0       0             0         1
------------------------------------------------------------------------------------------------------------------------------------
    127         47        595       47           710       0             0       0             0       0             0         0
    128         66        401       30           459       0             0       0             0       0             0         0
    130         34        540       24           675       0             0       0             0       0             0         0
    133
   133a         43        495        0             0       0             0       0             0       0             0         1
   133b         30        484        0             0       0             0       0             0       0             0         1
   133c         24        478        0             0       0             0       0             0       0             0         1
    137         40        523       32           625       0             0       0             0       0             0         0
    138          7        489       17           565      12           719       0             0       0             0         0
    142         41        513       13           695       0             0       0             0       0             0         0
------------------------------------------------------------------------------------------------------------------------------------
    145         39        477       17           610       0             0       0             0       0             0         0
    146         28        656       16           745       0             0       0             0       0             0         0
    151         20        472       35           535       0             0       0             0       0             0         0
    148         76        450       10           580       0             0       0             0       0             0         0
    150         15        533        0             0       0             0       0             0       0             0         1
------------------------------------------------------------------------------------------------------------------------------------
    156          0          0      108           397       0             0       0             0       0             0         0
    160         17        612       21           795       2           970       0             0       0             0         0
    163         18        380       36           495       0             0       0             0       0             0         0
    164          1        400       15           560       8           650       0             0       0             0         0
    165          0          0       33           474       0             0       0             0       0             0         0
------------------------------------------------------------------------------------------------------------------------------------
    167          9        675       18           735       2           649       0             0       0             0         0
    170          0          0       24           625       0             0       0             0       0             0         0
    172         20        569        3           475       0             0       0             0       0             0         0
    175         10        423        7           480       0             0       0             0       0             0         0